Securities Act File No. 333-122917

ICA No. 811- 21720

As filed with the Securities and Exchange Commission on October 22, 2012

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

Pre-Effective Amendment No. _______	[ ]

Post-Effective Amendment No. 425	[ X ]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 427	[ X ]

 (Check Appropriate Box or Boxes)

Northern Lights Fund Trust

(Exact Name of Registrant as Specified in Charter)

17605 Wright Street

Omaha, NE 68154-1150

Attention:  Michael Miola

 (Address of Principal Executive Offices)(Zip Code)

(402) 895-1600

 (Registrant's Telephone Number, Including Area Code)

The Corporation Trust Company

Corporate Trust Center

1209 Orange Street

Wilmington, DE 19801

(Name and Address of Agent for Service)

With a copy to:

JoAnn M. Strasser, Esq. Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, Ohio 43215 614-469-3265 (phone) 513-241-4771 (fax)	James P. Ash, Esq. Gemini Fund Services, LLC 450 Wireless Blvd. Hauppauge, New York 11788 (631) 470-2619 (phone) (631) 813-2884 (fax)

 Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box):

( X )

immediately upon filing pursuant to paragraph (b).

(  )

on  (date) pursuant to paragraph (b).

(  )

60 days after filing pursuant to paragraph (a)(1).

(  )

on (date) pursuant to paragraph (a)(1).

(  )

75 days after filing pursuant to paragraph (a)(2).

(  )

on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

(  ) this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

GENERATIONS MULTI-STRATEGY FUND

PROSPECTUS

October 22, 2012

GMSFX

Advised by:

Investment Adviser

Three G Financial, LLC

5940 South Rainbow Blvd

Las Vegas, Nevada 89118

  1-877-238-2406

This Prospectus provides important information about the Fund that you should know before investing.  Please read it carefully and keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

FUND SUMMARY
Investment Objective
Fees and Expenses of the Fund
Principal Investment Strategies
Principal Investment Risks
Performance
Investment Adviser

Portfolio Manager
Purchase and Sale of Fund Shares
Tax Information
Payments to Broker-Dealers and Other Financial Intermediaries
ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RELATED RISKS
Investment Objective
Principal Investment Strategies
Principal Investment Risks
Temporary Investments
Portfolio Holdings Disclosure
MANAGEMENT
Investment Adviser
Portfolio Manager
HOW SHARES ARE PRICED
HOW TO PURCHASE SHARES
Purchasing Shares
Minimum and Additional Investment Amounts
When Order is Processed
HOW TO REDEEM SHARES
Redeeming Shares
Redemptions in Kind
When Redemptions are Sent
When You Need Medallion Signature Guarantees
Retirement Plans
Low Balances
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES
TAX STATUS, DIVIDENDS AND DISTRIBUTIONS
DISTRIBUTION OF SHARES
Distributor
Distribution Fees
Additional Compensation to Financial Intermediaries
Householding
FINANCIAL HIGHLIGHTS
Privacy Notice

FUND SUMMARY

Investment Objective:  The Fund’s investment objective is to seek capital appreciation.  .

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions	None
Redemption Fee (as a percentage of amount redeemed)	None
Maximum Account Fee	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	0.33%
Acquired Fund Fees and Expenses (1)	0.03%
Total Annual Fund Operating Expenses	1.46%
Less Fee Waiver (2)	(0.08)%
Total Annual Fund Operating Expenses After Fee Waiver	1.38%

(1)

Acquired Fund Fees and Expenses are the indirect costs of investing in other mutual funds.  The operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial statements because the financial statements include only the direct operating expenses incurred by the Fund.

(2)

The Fund's adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, until at least November 30, 201 3 , to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (exclusive of any taxes, leverage interest, borrowing interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses or extraordinary expenses such as litigation) will not exceed 1.35% of the Fund's net assets.  Expense waivers and reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.  This agreement may be terminated only by the Fund's Board of Trustees, on 60 days written notice to the adviser.

Example: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, you reinvest all dividends and capital gains distributions and that the Fund’s operating expenses remain the same (except for the first year which reflects the adviser’s fee waivers).  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$140	$454	$790	$1,739

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance.  During the most recent fiscal year, the Fund's portfolio turnover rate was 52% of the average value of its portfolio.

Principal Investment Strategies: The Fund invests primarily in equity securities of large capitalization companies.  The Fund defines a large cap company as one with a market capitalization, at the time of purchase, of at least $10 billion or greater than the median capitalization of the Standard & Poor's 500 Index.  As of September 30, 2012, the median capitalization of the Standard & Poor's 500 Index was approximately $12 billion. The adviser uses one of the three primary strategies to select investments:

Core Equity Strategy – Focuses on investing in entities with:

o

Strong underlying fundamentals (including company revenue, price-to-earnings ratio, price momentum and anticipated growth rate), and

o

Attractive valuations

Growth Opportunities Strategy – Focuses on investing in entities with:

o

Growing earnings, or

o

Growing market share, or

o

Growing cash flow, and

o

Strong long-term price appreciation prospects

Contrarian Value Strategy – Focuses on investing in entities with:

o

Temporary setbacks, or

o

Negative market sentiment, or

o

Prospects unappreciated by the market, and

o

Exceptionally attractive valuation

The amounts allocated to each strategy will vary based on the adviser's assessment of the environment and attractiveness of investment opportunities at any particular time.  Equity securities in which the Fund may invest include common and preferred stocks.  These securities are generally U.S. companies traded in U.S. markets, although the Fund also may invest in foreign companies, including American Depositary Receipts ("ADRs").  An ADR is an U.S. dollar denominated certificate issued by an U.S. bank that evidences ownership of shares of a foreign company.  ADRs are alternatives to the direct purchase of the underlying foreign stock.  There is no limit on the extent to which the Fund may invest in foreign companies; however, the Fund currently intends to invest primarily in U.S. companies.

The adviser allocates among sectors based on a top-down analysis of the global macroeconomic and investment environment, including the condition of the overall economy, current interest rate policy and outlook, geopolitical climate in the U.S. and abroad, relative valuation of securities markets, economic/societal trends and “themes” that management believes offer attractive investment opportunities.  The adviser selects specific securities based on their own merits in keeping with these broader views.  Fundamental analysis is a cornerstone of the security selection process, as securities will be evaluated based on a variety of financial strength criteria (such as revenues, earnings, future growth, return on equity and profit margins) and relative valuation (how the previously listed metrics compare to similar sized companies and across the markets generally).  Stock price momentum and technical assessments (assessments of the trading patterns and history of the security) are used as a secondary method to determine purchase and sale timing.

The Fund will sell securities when the adviser determines that all or any combination of the following factors appear, causing a security or portfolio strategy to become unattractive looking forward:  a fundamental change in company direction, management or strategy that would cause the company to experience apparent negative future prospects; an upside price target is reached; a downside loss threshold is reached.  In addition, securities may be sold to take advantage of more favorable opportunities, or for operational or administrative reasons, such as to provide liquidity or fulfill redemption requests from Fund shareholders.

Because the adviser uses a variety of proprietary investment strategies, holding periods of individual securities or instruments will vary.  The portion of the Fund's portfolio managed under the “core equity" strategy should undergo a lower rate of turnover and have longer holding period than securities in other parts of the portfolio.  The portion of the portfolio managed under the “growth opportunities” and “contrarian value” strategies may experience moderately to significantly higher turnover as management seeks to take advantage of market opportunities as they arise.  The use of multiple strategies is expected to result in a high rate of portfolio turnover.

Principal Investment Risks: As with all mutual funds, there is the risk that you could lose money through your investment in the Fund.  The Fund is not intended to be a complete investment program. Although the Fund will strive to meet its investment objective, there is no assurance that it will do so.  Many factors affect the Fund’s net asset value and performance.

o

Stock Market Risk. Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.

o

Large Cap Risks.  Because the investment focus of the Fund is on large cap stocks, the value of a Fund may be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of large cap issuers may change as large cap investing style goes in and out of favor depending on a variety of political, regulatory, market, or economic developments.

o

Issuer-Specific Risks.  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers.

o

Management Risk. The adviser's dependence on technical and fundamental models and judgments about the attractiveness, value and potential appreciation of particular asset classes, securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

o

Foreign Risk. To the extent the Fund invests in securities of foreign issuers, the Fund could be subject to greater risks than a fund that invests exclusively in U.S. issuers.  Foreign markets can be more volatile than U.S. markets due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.

Performance:  The bar chart and performance table below show the variability of the Fund’s returns, which is some indication of the risks of investing in the Fund. The bar chart shows performance of the Fund’s shares for each full calendar year since the Fund's inception. The performance table compares the performance of the Fund over time to the performance of a broad-based securities market index and a supplemental index. You should be aware that the Fund’s past performance (before and after taxes) may not be an indication of how the Fund will perform in the future.  Updated performance information is available at no cost by calling 1-877-238-2406.

Performance Bar Chart For Calendar Years Ended December 31,

*The Fund’s year-to-date return as of September 30, 201 2 was 10.48%.

Best Quarter:	2nd Quarter 2009	19.18%
Worst Quarter:	3rd Quarter 2011	(14.88)%

Performance Table

Average Annual Total Returns

(For periods ended December 31, 2011)

	One Year	Since Inception (10-21-08)
Return before taxes	(0.23)%	11.00%
Return after taxes on distributions	(1.32)%	10.58%
Return after taxes on distributions and sale of Fund shares	1.18%	9.47%
S&P 500® Index(1)	2.11%	11.47%

 (1) The S&P 500® Index is an unmanaged market capitalization-weighted index of 500 of the largest capitalized U.S. domiciled companies. Index returns assume reinvestment of dividends. Unlike the Fund’s returns, however, they do not reflect any fees or expenses. An investor cannot invest directly in an index.

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares in tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRA”).

Investment Adviser: Three G Financial, LLC.

Portfolio Manager:  Ryan M. Long, CFA & Portfolio Manager is the portfolio manager of the adviser , and has served the Fund as its portfolio manager since 2009.

Purchase and Sale of Fund Shares:  You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open for trading.  The minimum initial investment is $2,500 for regular accounts and retirement plans.  There is a minimum subsequent investment amount of $100 for regular and retirement plans.  Redemption requests may be made in writing, by telephone, or through a financial intermediary and will be paid by ACH, check or wire transfer.

Tax Information:  Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan.

Payments to Broker-Dealers and Other Financial Intermediaries:  If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

ADDITIONAL INFORMATION ABOUT PRINCIPAL INVESTMENT STRATEGIES AND RISKS

Investment Objective

 The Fund’s investment objective is to seek capital appreciation.  The Fund’s investment objective may be changed without shareholder approval upon 60 days’ written notice to shareholders.

Principal Investment Strategies:

The Fund invests primarily in equity securities of large capitalization companies.  The Fund defines a large cap company as one with a market capitalization, at the time of purchase, of at least $10 billion or greater than the median capitalization of the Standard & Poor's 500 Index.  As of September 30, 2012, the median capitalization of the Standard & Poor's 500 Index was approximately $12 billion.  The uses one of the three primary strategies to select investments:

Core Equity Strategy – Focuses on investing in entities with:

o

Strong underlying fundamentals (including company revenue, price-to-earnings ratio, price momentum and anticipated growth rate), and

o

Attractive valuations

Growth Opportunities Strategy – Focuses on investing in entities with:

o

Growing earnings, or

o

Growing market share, or

o

Growing cash flow, and

o

Strong long-term price appreciation prospects

Contrarian Value Strategy – Focuses on investing in entities with:

o

Temporary setbacks, or

o

Negative market sentiment, or

o

Prospects unappreciated by the market, and

o

Exceptionally attractive valuation

The amounts allocated to each strategy will vary based on the adviser's assessment of the environment and attractiveness of investment opportunities at any particular time.  Equity securities in which the Fund may invest include common and preferred stocks.  These securities are generally U.S. companies traded in U.S. markets, although the Fund also may invest in foreign companies, including ADRs.  An ADR is an U.S. dollar denominated certificate issued by an U.S. bank that evidences ownership of shares of a foreign company.  ADRs are alternatives to the direct purchase of the underlying foreign stock.  There is no limit on the extent to which the Fund may invest in foreign companies; however, the Fund currently intends to invest primarily in U.S. companies.

The adviser allocates among sectors based on a top-down analysis of the global macroeconomic and investment environment, including the condition of the overall economy, current interest rate policy and outlook, geopolitical climate in the U.S. and abroad, relative valuation of securities markets, economic/societal trends and “themes” that management believes offer attractive investment opportunities.  The adviser selects specific securities based on their own merits in keeping with these broader views.  Fundamental analysis is a cornerstone of the security selection process, as securities will be evaluated based on a variety of financial strength criteria (such as revenues, earnings, future growth, return on equity and profit margins) and relative valuation (how the previously listed metrics compare to similar sized companies and across the markets generally).  Stock price momentum and technical assessments (assessments of the trading patterns and history of the security) are used as a secondary method to determine purchase and sale timing.

The Fund will sell securities when the adviser determines that all or any combination of the following factors appear, causing a security or portfolio strategy to become unattractive looking forward:  a fundamental change in company direction, management or strategy that would cause the company to experience apparent negative future prospects; an upside price target is reached; a downside loss threshold is reached.  In addition, securities may be sold to take advantage of more favorable opportunities, or for operational or administrative reasons, such as to provide liquidity or fulfill redemption requests from Fund shareholders.

Because the adviser uses a variety of proprietary investment strategies, holding periods of individual securities or instruments will vary.  The portion of the Fund's portfolio managed under the “core equity" strategy should undergo a lower rate of turnover and have longer holding period than securities in other parts of the portfolio.  The portion of the portfolio managed under the “growth opportunities” and “contrarian value” strategies may experience moderately to significantly higher turnover as management seeks to take advantage of market opportunities as they arise.  The use of multiple strategies is expected to result in a high rate of portfolio turnover.

Depositary Receipts: The Fund may invest in sponsored and unsponsored ADRs, which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

Principal Investment Risks:

o

Stock Market Risk. Stock markets can be volatile. In other words, the prices of stocks can fall rapidly in response to developments affecting a specific company or industry, or to changing economic, political or market conditions.  The Fund’s investments may decline in value if the stock markets perform poorly.  There is also a risk that the Fund’s investments will under perform either the securities markets generally or particular segments of the securities markets.

o

Large Cap Risks.  Because the investment focus of the Fund is on large cap stocks, the value of a Fund may be more volatile than the market as a whole and can perform differently from the value of the market as a whole. Additionally, the Fund may be more volatile than and/or underperform mid-cap and small-cap segment of the equity market.  The value of securities of large cap issuers may change as large cap investing style goes in and out of favor depending on a variety of political, regulatory, market, or economic developments.

o

Issuer-Specific Risks.  The value of a specific security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole. The value of securities of smaller issuers can be more volatile than that of larger issuers. The value of certain types of securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments.

o

Management Risk. The adviser's dependence on technical and fundamental models and judgments about the attractiveness, value and potential appreciation of particular asset classes, securities in which the Fund invests may prove to be incorrect and may not produce the desired results.

o

Foreign Risk. To the extent the Fund invests in securities of foreign issuers, the Fund could be subject to greater risks than a fund that invests exclusively in U.S. issuers.  Foreign markets can be more volatile than U.S. markets due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently from the U.S. market.  Special risks associated with direct investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.

Temporary Investments: To respond to adverse market, economic, political or other conditions, the Fund may invest 100% of its total assets, without limitation, in high-quality short-term debt securities and money market instruments.  These short-term debt securities and money market instruments include shares of other mutual funds, commercial paper, certificates of deposit, bankers’ acceptances, U.S. Government securities and repurchase agreements. While the Fund is in a defensive position, the opportunity to achieve its investment objective will be limited. Furthermore, to the extent that a Fund invests in money market mutual funds for its cash position, there will be some duplication of expenses because the Fund would bear its pro- rata portion of such money market funds’ advisory fees and operational fees.  The Fund may also invest a substantial portion of its assets in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its policies.

Portfolio Holdings Disclosure:  The Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities holdings are available in the SAI, which may be requested toll free by calling 1-877-238-2406.

MANAGEMENT

Investment Adviser

Three G Financial, LLC located at 5940 South Rainbow Boulevard, Las Vegas, Nevada 89118 serves as investment adviser to the Fund.  The adviser was created in 2008 for the specific purpose of managing this and other mutual funds.  The adviser has no other advisory clients.  For its services, the adviser receives an annual fee, paid on a monthly basis, equal to 0.85% of the Fund's average daily net assets.  For the fiscal year ended to July 31, 201 2 , the adviser received net fees equal to 0.77 % of the Fund's average daily net assets after fee waiver pursuant to an expense limitation agreement between the adviser and the Fund.  The adviser has overall supervisory responsibilities for the general management and investment of the Fund’s securities portfolio, as detailed below, which are subject to review and approval by the Board of Trustees.  The adviser’s responsibilities include setting the Fund’s overall investment objective and conducting investment research and management for the Fund.  The Adviser is also responsible for the purchase and sale of securities for the Fund’s portfolio.  The adviser provides the Fund with investment advice, supervises the Fund’s management and investment programs and provides investment advisory facilities and executive and supervisory personnel for managing the investments. The adviser also furnishes, at its own expense, all necessary administrative services, office space, equipment and clerical personnel for servicing the Fund. A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement is provided in the Fund’s annual shareholder report dated July 31, 2012.

The adviser has contractually agreed to waive all or part of its management fees and/or to make payments to limit Fund expenses, other than extraordinary or non-recurring expenses, at least through November 30, 201 3 , so that the total annual operating expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses and expenses or extraordinary expenses such as litigation) of the Fund do not exceed 1.35% of the Fund's average daily net assets.  Waivers and expense payments may be recouped by the adviser from the Fund, to the extent that overall expenses fall below the specified limits, within three years of when the amounts were waived or recouped. Fee waiver and reimbursement arrangements can decrease a Fund’s expenses and boost its performance.

Portfolio Manager

Ryan M. Long, CFA

Portfolio Manager

Mr. Long has been the portfolio manager of the Fund from its inception in 2008.  He has also served as Director of Investments for FocusPoint Solutions, Inc. from 2011 to the present and as a portfolio manager with the firm from 2005 to 2011 – working to guide and implement the disciplined investment process of the investment team, as well as in conducting investment portfolio management, security selection and research responsibilities.  From 2001 to 2005, he served as an investment analyst with the institutional division of Columbia Management Group, a FleetBoston Financial/Bank of America affiliate, responsible for quantitative investment research as well as consulting, strategy and analysis for qualified plans, foundations and endowments.  From 1997 to 2001, he held managerial positions in the client service division of the firm.  Mr. Long received a BS degree from the University of Oregon and has earned the right to use the Chartered Financial Analyst designation.

The Fund’s SAI provides additional information about the portfolio managers’ compensation structure, other accounts managed by the portfolio manager, and the portfolio manager’s ownership of Fund shares.

HOW SHARES ARE PRICED

The public offering price and net asset value (“NAV”) are determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business NAV is computed by determining the aggregate market value of all assets of the Fund less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV).  The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, President’s Day , Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.   The NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities, by the total number of shares outstanding. The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees, which are accrued daily.  The determination of NAV for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the NASDAQ National Market System (“NASDAQ”) for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price.  If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. ..  In these cases, the Fund’s net asset value will reflect certain portfolio securities' fair value rather than their market price.  Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available.  The Board has delegated execution of these procedures to a fair value team composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Fund may use independent pricing services to assist in calculating the value of the Fund’s securities.  In addition, market prices for foreign securities are not determined at the same time of day as the NAV for the Fund.  Because the Fund may invest in foreign securities that are primarily listed on foreign exchanges that may trade on weekends or other days when the Fund does not price its shares, the value of the Fund’s portfolio may change on days when you may not be able to buy or sell Fund shares.  In computing the NAV the Fund values foreign securities held by the Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE.  Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates.  If events materially affecting the value of a security in the Fund’s portfolio, particularly foreign securities, occurs after the close of trading on a foreign market but before the Fund prices its shares, the securities will be valued at fair value.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the adviser may need to price the security using the Fund’s fair value pricing guidelines.  Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors.  Fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short term traders.  The determination of fair value involves subjective judgments.  As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine net asset value or the price that may be realized upon the actual sale of the security.

With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies that are registered under the 1940 Act, the Fund’s net asset value is calculated based upon the net asset values of the registered open-end management investment companies in which the Fund invests, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

HOW TO PURCHASE SHARES

Purchasing Shares: You may purchase shares of the Fund by sending a completed application form to the following address:

via Regular Mail:
Generations Multi-Strategy Fund c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154-1150

or Overnight Mail:
Generations Multi-Strategy Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130-2095

The USA PATRIOT Act requires financial institutions, including the Fund, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts.  As requested on the application, you should supply your full name, date of birth, social security number and permanent street address.  Mailing addresses containing a P.O. Box will not be accepted.  This information will assist the Fund in verifying your identity.  Until such verification is made, the Fund may temporarily limit additional share purchases.  In addition, the Fund may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity.  As required by law, the Fund may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may also invest in the Fund through brokers or agents who have entered into selling agreements with the Fund’s distributor.  These brokers and agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or its designee receives the order.  The broker or agent may set its own initial and subsequent investment minimums.  You may be charged a fee if you use a broker or agent to buy or redeem shares of the Fund.  Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from those applicable to investors purchasing shares directly from the Fund.  You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make a subsequent investment in the Fund on your behalf, please call the Fund at 1-877-238-2406 for wiring instructions and to notify the Fund that a wire transfer is coming.  Any commercial bank can transfer same-day funds via wire. The Fund will normally accept wired funds for investment on the day received if they are received by the Fund’s designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Minimum and Additional Investment Amounts: The minimum initial investment to open an account is $2,500 for regular accounts and retirement plans. The minimum subsequent investment is $100 for regular accounts and retirement plans.  The minimum initial and subsequent investments may be waived for clients of the Fund's adviser and accounts related to such adviser clients. Lower minimum initial and additional investments may also be applicable if the shares are purchased through a financial intermediary.  There is no minimum investment requirement when you are buying shares by reinvesting dividends and distributions from the Fund.

The Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares.  Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, savings and loan, or credit union in U.S. funds for the full amount of the shares to be purchased or such other procedures that the Fund may adopt.  After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address.  Make all checks payable to the Fund.  The Fund will not accept payment in cash, including cashier’s checks or money orders.  Also, to prevent check fraud, the Fund will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares.

Note:  Gemini Fund Services, LLC, the Fund’s transfer agent , (the “Transfer Agent”) , will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment check returned to the transfer agent for insufficient funds.

When Order is Processed: All shares will be purchased at the NAV per share next determined after the Fund receives your application or request in good order.  All requests received in good order by the Fund before 4:00 p.m. (Eastern time) will be processed on that same day.  Requests received after 4:00 p.m. will be processed on the next business day.

Good Order:  When making a purchase request, make sure your request is in good order.  “Good order” means your purchase request includes:

*  the name of the Fund

*  the dollar amount of shares to be purchased

*  a completed purchase application or investment stub

*  check payable to “Generations Multi-Strategy Fund”

HOW TO REDEEM SHARES

Redeeming Shares: You will be entitled to redeem all or any portion of the shares credited to your accounts by submitting a written request for redemption to:

via Regular Mail:
Generations Multi-Strategy Fund c/o Gemini Fund Services, LLC P.O. Box 541150 Omaha, Nebraska 68154-1150

or Overnight Mail:
Generations Multi-Strategy Fund c/o Gemini Fund Services, LLC 17605 Wright Street, Suite 2 Omaha, Nebraska 68130-2095

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts via your registered investment adviser except for retirement accounts.  If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Fund and instruct it to remove this privilege from your account.  The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in any commercial bank or brokerage firm in the United States as designated on your application.  To redeem by telephone, your registered investment adviser may call 1-877-238-2406.  The redemption proceeds normally will be sent by mail or by wire within three business days after receipt of your telephone instructions. IRA accounts are not redeemable by telephone.

The Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days.  Neither the Fund, GFS, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss.  The Fund or GFS, or both, will employ reasonable procedures to determine that telephone instructions are genuine.  If the Fund and/or GFS do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions.  These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of the Fund are held by a broker-dealer, financial institution or other servicing agent, your registered investment adviser must contact that servicing agent to redeem shares of the Fund.  The servicing agent may charge a fee for this service.

Redemptions by Wire: If you request redemptions by wire transfer, you will be required to pay a $15.00 wire transfer fee to GFS to cover costs associated with the transfer but GFS does not charge a fee when transferring redemption proceeds by electronic funds transfer.  In addition, your bank may impose a charge for receiving wires.

Redemptions in Kind: The Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount of such a request is greater than $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued at the Fund’s NAV. A shareholder may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once the Fund receives your redemption request, in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request.  If you purchase shares using a check and soon after request a redemption, your redemption request will not be processed until the check used for your purchase has cleared (usually within 10 days).

Good Order

Your written redemption request will be processed if it is in “good order.”  To be in good order, the following conditions must be satisfied:

o

The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

o

The request must identify your account number;

o

The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

o

If you request that the redemption proceeds be sent to an address other than that of record, or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

When You Need Medallion Signature Guarantees: A medallion signature guarantee assures that a signature is genuine and protects you from unauthorized account transfers.  You will need your signature guaranteed if:

o

you wish to change the bank or brokerage account that you have designated on your account;

o

you request that a redemption be mailed to an address other than that on record with the Fund;

o

the proceeds of a requested redemption exceed $50,000;

o

any redemption is transmitted by federal wire transfer to a bank other than the bank of record; or

o

your address was changed within 30 days of your redemption request.

Signatures may be guaranteed by any eligible guarantor institution (including banks, brokers and dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations) or by completing a supplemental telephone redemption authorization form.  Further documentation will be required to change the designated account if, shares are held by a corporation, fiduciary or other organization.  A notary public cannot guarantee signatures. The Fund will not make checks payable to any person other than the shareholder of record.

Retirement Plans: If you own an IRA or other retirement plan, you must indicate on your redemption request, via your registered investment adviser, whether the Trust should withhold federal income tax.  Unless you elect in your redemption request that you do not want to have federal tax withheld, the redemption will be subject to withholding.

Low Balances: For regular accounts, if at any time your account balance falls below $1,000 the Fund may notify you that, unless the account is brought up to at least $1,000 within 60 days of the notice; your account could be closed.  After the notice period, the Fund may redeem all of your shares and close your account by sending you a check to the address of record.  Your account will not be closed if the account balance drops below $1,000 due to a decline in NAV.

FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

The Fund discourages and does not accommodate market timing. Frequent trading into and out of the Fund can harm all Fund shareholders by disrupting the Fund's investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. The Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Fund's Board has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Fund currently uses several methods to reduce the risk of market timing. These methods include:

•

Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Fund's "Market Timing Trading Policy;"

•

Rejecting or limiting specific purchase requests; and

Rejecting purchase requests from certain investors. Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Fund seeks to make judgments and applications that are consistent with the interests of the Fund's shareholders.

Based on the frequency of redemptions in your account, the advisor or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Fund as described in the Fund's Market Timing Trading Policy and elect to (i) reject or limit the amount, number, frequency or method for requesting future purchases into the Fund and/or (ii) reject or limit the amount, number, frequency or method for requesting future exchanges or redemptions out of the Fund.

The Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder's trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Fund nor the advisor will be liable for any losses resulting from rejected purchase orders. The advisor may also bar an investor who has violated these policies (and the investor's financial advisor) from opening new accounts with the Fund.

Although the Fund attempts to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Fund will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Fund.  While the Fund will encourage financial intermediaries to apply the Fund's Market Timing Trading Policy to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Fund may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Fund's Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Fund may not be able to determine whether trading by customers of financial intermediaries is contrary to the Fund's Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Fund have agreed to provide shareholder transaction information to the extent known to the broker to the Fund upon request. If the Fund or its transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Fund will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the advisor, the service providers may take immediate action to stop any further short-term trading by such participants.

TAX STATUS, DIVIDENDS AND DISTRIBUTIONS

Any sale of the Fund’s shares may generate tax liability (unless you are a tax-exempt investor or your investment is in a qualified retirement account).  When you redeem your shares you may realize a taxable gain or loss.  This is measured by the difference between the proceeds of the sale and the tax basis for the shares you sold.  (To aid in computing your tax basis, you generally should retain your account statements for the period that you hold shares in the Fund.)

The Fund intends to distribute substantially all of its net investment income and net capital gains annually in December.  Both distributions will be reinvested in shares of the Fund unless you elect to receive cash. Dividends from net investment income (including any excess of net short-term capital gain over net long-term capital loss) are taxable to investors as ordinary income, while distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss) are generally taxable as long-term capital gain, regardless of your holding period for the shares.  Any dividends or capital gain distributions you receive from the Fund will normally be taxable to you when made, regardless of whether you reinvest dividends or capital gain distributions or receive them in cash.  Certain dividends or distributions declared in October, November or December will be taxed to shareholders as if received in December if they are paid during the following January.  Each year the Fund will inform you of the amount and type of your distributions.  IRAs and other qualified retirement plans are exempt from federal income taxation.

Your redemptions may result in a capital gain or loss for federal tax purposes.  A capital gain or loss on your investment is the difference between the cost of your shares, including any sales charges, and the amount you receive when you sell them.

On the account application, you will be asked to certify that your social security number or taxpayer identification number is correct and that you are not subject to backup withholding for failing to report income to the IRS.  If you are subject to backup withholding or you did not certify your taxpayer identification number, the IRS requires each fund to withhold a percentage of any dividend or redemption proceeds.  The Fund reserves the right to reject any application that does not include a certified social security or taxpayer identification number.  If you do not have a social security number, you should indicate on the purchase form that your application to obtain a number is pending. The Fund is required to withhold taxes if a number is not delivered to the Fund within seven days.

The foregoing is only a summary of some of the important federal income tax considerations generally affecting the Fund and you; see the Statement of Additional Information for a more detailed discussion. You are urged to consult your tax advisers.

DISTRIBUTION OF SHARES

Distributor: Northern Lights Distributors, LLC (the "Distributor"), 17605 Wright Street, Omaha, Nebraska 68130, is the distributor for the shares of the Fund.  Northern Lights Distributors, LLC is a registered broker-dealer and member of the Financial Industry Regulatory Authority, Inc. ("FINRA").  Shares of the Fund are offered on a continuous basis.

Distribution Fees: The Fund has adopted a Distribution Plan ("12b-1 Plan" or "Plan") pursuant to which the Fund pays the Distributor an annual fee for distribution and shareholder servicing expenses of 0.25% of the Fund's average daily net assets.  The Fund's Distributor and other entities are paid under the Plan for services provided and the expenses borne by the Distributor and others in the distribution of Fund shares, including the payment of commissions for sales of the shares and incentive compensation to and expenses of dealers and others who engage in or support distribution of shares or who service shareholder accounts, including overhead and telephone expenses; printing and distribution of prospectuses and reports used in connection with the offering of the Fund’s shares to other than current shareholders; and preparation, printing and distribution of sales literature and advertising materials.  In addition, the Distributor or other entities may utilize fees paid pursuant to the Plan to compensate dealers or other entities for their opportunity costs in advancing such amounts, which compensation would be in the form of a carrying charge on any un-reimbursed expenses.

You should be aware that if you hold your shares for a substantial period of time, you may indirectly pay more than the economic equivalent of the maximum front-end sales charge allowed by the Financial Industry Regulatory Authority due to the recurring nature of distribution (12b-1) fees.

Additional Compensation to Financial Intermediaries: The Distributor, its affiliates and the adviser may, at their own expense and out of their own legitimate profits, provide additional cash payments to financial intermediaries who sell shares of the Fund.  Financial intermediaries include brokers, financial planners, banks, insurance companies, retirement or 401(k) plan administrators and others.  These payments may be in addition to the Rule 12b-1 fees and any sales charges that are disclosed elsewhere in this Prospectus.  These payments are generally made to financial intermediaries that provide shareholder or administrative services, or marketing support.  Marketing support may include access to sales meetings, sales representatives and financial intermediary management representatives, inclusion of the Fund on a sales list, including a preferred or select sales list, or other sales programs.  These payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.  The Distributor may, from time to time, provide promotional incentives to certain investment firms.  Such incentives may, at the Distributor's discretion, be limited to investment firms who allow their individual selling representatives to participate in such additional commissions.

Householding: To reduce expenses, we mail only one copy of the prospectus and each annual and semi-annual report to those addresses share by two or more accounts. If you wish to receive individual copies of these documents, please call the Fund at 1-877-238-2406 on days the Fund is open for business or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Fund’s financial performance for the period of the Fund’s operations.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).  This information for the Fund has been derived from the financial statements audited by Tait, Weller & Baker LLP, whose report, along with the Fund’s financial statements, are included in the Fund’s July 31, 2012 annual report, which is available upon request.

 The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	For the year ended July 31, 2012	For the year ended July 31, 2011	For the year ended July 31, 2010	Period Ended July 31, 2009 **
Net Asset Value, Beginning of Period	$ 14.00	$ 12.04	$ 10.88	$ 10.00
Increase From Operations:
Net investment income (a)	0.08	0.04	0.02	0.07
Net gain from securities
(both realized and unrealized)	0.67	1.93	1.19	0.83
Total from operations	0.75	1.97	1.21	0.90

Less Distributions:
From net investment income	(0.03)	(0.01)	(0.05)	(0.02)
From net realized gains on investments	(0.93)	-	-	-
Total Distributions	(0.96)	(0.01)	(0.05)	(0.02)

Net Asset Value, End of Period	$13.79	$ 14.00	$ 12.04	$ 10.88

Total return(b)	5.90%	16.38%	11.15%	9.08%

Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$56,076	$ 74,473	$ 60,232	$ 42,619
Ratio to average net assets:
Expenses, Gross( [c] )	1.43%	1.41%	1.45%	1.44% (e)
Expenses, Net of Reimbursement( [c] )	1.35%	1.35%	1.25%	0.97% (e)
Net investment income (loss) , Gross( [c] ) ( [d] )	0.48%	0.23%	(0.01)%	0.53% (e)
Net investment income, Net of Reimbursement( [c] ) ( [d] )	0.56%	0.29%	0.19%	1.00% (e)

Portfolio turnover rate	52%	88%	32%	83%

** The Fund commenced operations on October 21, 2008.
(a) Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.

(b) Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Total returns for periods less than one year are not annualized.

(c) Does not include expenses of investment companies in which the Fund invests.
(d) Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests
(e) Annualized.

PRIVACY NOTICE

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information.  Federal law gives consumers the right to limit some, but not all sharing.  Federal law also requires us to tell you how we collect, share, and protect your personal information.  Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

•

Social Security number and wire transfer instructions

•

account transactions and transaction history

•

investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?

All financial companies need to share customers’ personal information to run their everyday business.  In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law.  These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

•

open an account or deposit money

•

direct us to buy securities or direct us to sell your securities

•

seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•

affiliates from using your information to market to you.

•

sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust has no affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Fund Trust does not jointly market.

GENERATIONS MULTI-STRATEGY FUND

Adviser	Three G Financial, LLC 5940 South Rainbow Boulevard Las Vegas, Nevada 89118
Distributor	Northern Lights Distributors, LLC 17605 Wright Street Omaha, NE 6813 0
Legal Counsel	Thompson Hine LLP 41 South High Street, Suite 1700 Columbus, Ohio 43215
Transfer Agent	Gemini Fund Services, LLC 17605 Wright Street , Suite 2 Omaha, NE 6813 0
Custodian	Fifth Third Bank Mail Drop 1090CC 38 Fountain Square Plaza Cincinnati, Ohio 45263
Independent Registered Public Accounting Firm	Tait, Weller & Baker, LLP 1818 Market St., Suite 2400 Philadelphia, PA 19103

Additional information about the Fund, including the Fund’s policies and procedures with respect to disclosure of the Fund’s portfolio holdings, is included in the Fund’s Statement of Additional Information dated October 22, 2012 (the “SAI”).  The SAI is incorporated into this Prospectus by reference (i.e., legally made a part of this Prospectus).  The SAI provides more details about the Trust’s policies and management. Additional information about the Fund’s investments is also be available in the Fund’s Annual and Semi-Annual Report to Shareholders.  In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance its last fiscal year.

The Fund does not currently maintain a website, to obtain a free copy of the SAI, the annual report, the semi-annual report, to request other information about the Fund, or to make shareholder inquires about the Fund, please call 1-877-238-2406. You may also write to:

Generations Multi-Strategy Fund

c/o Gemini Fund Services, LLC

17605 Wright Street , Suite 2

Omaha, Nebraska 6813 0

You may review and obtain copies of the Fund’s information at the SEC Public Reference Room in Washington, D.C.  Please call 1-202-551-8090 for information relating to the operation of the Public Reference Room.  Reports and other information about the Fund is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov.  Copies of the information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:  publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, 100 F Street N.E., Washington, D.C. 20549-0102.

Generations Multi-Strategy Fund

17605 Wright Street •Suite 2 • Omaha, NE 6813 0

1-877-238-2406

Investment Company Act File # 811-21720

GENERATIONS MULTI-STRATEGY FUND

A Series of Northern Lights Fund Trust

 GMSFX

STATEMENT OF ADDITIONAL INFORMATION

October 22, 2012

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus of Generations Multi-Strategy Fund (the “Fund”) dated October 22, 2012 , and the Annual Report to Shareholders of the Generations Multi-Strategy Fund dated July 31, 2012. Copies of these documents may be obtained without charge by contacting the Fund’s Transfer Agent, Gemini Fund Services, LLC, 17605 Wright Street , Suite 2, Omaha, Nebraska 6813 0 or by calling 1-877-238-2406.

TABLE OF CONTENTS

THE FUND

TYPES OF INVESTMENTS

INVESTMENT RESTRICTIONS

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

MANAGEMENT

CONTROL PERSONS AND PRINCIPAL HOLDERS

INVESTMENT ADVISER

THE DISTRIBUTOR

PORTFOLIO MANAGER

ALLOCATION OF PORTFOLIO BROKERAGE

PORTFOLIO TURNOVER

OTHER SERVICE PROVIDERS

DESCRIPTION OF SHARES

ANTI-MONEY LAUNDERING PROGRAM

PURCHASE, REDEMPTION AND PRICING OF SHARES

TAX STATUS

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

LEGAL COUNSEL

FINANCIAL STATEMENTS

APPENDIX A

THE FUND

The Generations Multi-Strategy Fund is a series of Northern Lights Fund Trust, a Delaware statutory trust organized on January 19, 2005 (the “Trust”). The Trust is registered as an open-end management investment company. The Trust is governed by its Board of Trustees (the “Board” or “Trustees”). The Fund may issue an unlimited number of shares of beneficial interest. All shares of the Fund have equal rights and privileges. Each share of the Fund is entitled to one vote on all matters as to which shares are entitled to vote. In addition, each share of the Fund is entitled to participate equally with other shares (i) in dividends and distributions declared by the Fund and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares of the Fund are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional shares have proportionately the same rights, including voting rights, as are provided for a full share.

The Fund is a diversified series consisting of a single class of shares. The Fund’s investment objective, restrictions and policies are more fully described here and in the Fund’s Prospectus. The Board may start other series and offer shares of a new fund under the Trust at any time.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

TYPES OF INVESTMENTS

The investment objective of the Fund and a description of its principal investment strategies are set forth under “Investment Objective, Principal Investment Strategies, Related Risks” in the Prospectus. The Fund’s investment objective is not a fundamental policy and may be changed without the approval of a majority of the outstanding voting securities of the Trust.

The following pages contain more detailed information about the types of instruments in which the Fund may invest, strategies the Adviser may employ in pursuit of the Fund’s investment objective and a summary of related risks.

Equity Securities

Equity securities in which the Fund invests include common stocks, preferred stocks and securities convertible into common stocks, such as convertible bonds, warrants, rights and options. The value of equity securities varies in response to many factors, including the activities and financial condition of individual companies, the business market in which individual companies compete and general market and economic conditions. Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities, and such fluctuations can be significant.

Common Stock

Common stock represents an equity (ownership) interest in a company, and usually possesses voting rights and earns dividends. Dividends on common stock are not fixed but are declared at the discretion of the issuer. Common stock generally represents the riskiest investment in a company. In addition, common stock generally has the greatest appreciation and depreciation potential because increases and decreases in earnings are usually reflected in a company's stock price.

Preferred Stock

The Fund may invest in preferred stock with no minimum credit rating. Preferred stock is a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment should a company be liquidated, although preferred stock is usually junior to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates.

The fundamental risk of investing in common and preferred stock is the risk that the value of the stock might decrease. Stock values fluctuate in response to the activities of an individual company or in response to general market and/or economic conditions. Historically, common stocks have provided greater long-term returns and have entailed greater short-term risks than preferred stocks, fixed-income securities and money market investments. The market value of all securities, including common and preferred stocks, is based upon the market's perception of value and not necessarily the book value of an issuer or other objective measures of a company's worth.

Convertible Securities

The Fund may invest in convertible securities with no minimum credit rating. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer's underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of "usable" bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Depositary Receipts

The Fund may invest in sponsored and unsponsored American Depositary Receipts ("ADRs"), which are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in registered form, are designed for use in U.S. securities markets. Unsponsored ADRs may be created without the participation of the foreign issuer. Holders of these ADRs generally bear all the costs of the ADR facility, whereas foreign issuers typically bear certain costs in a sponsored ADR. The bank or trust company depositary of an unsponsored ADR may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.

Warrants

The Fund may invest in warrants. Warrants are options to purchase common stock at a specific price (usually at a premium above the market value of the optioned common stock at issuance) valid for a specific period of time. Warrants may have a life ranging from less than one year to twenty years, or they may be perpetual. However, most warrants have expiration dates after which they are worthless. In addition, a warrant is worthless if the market price of the common stock does not exceed the warrant's exercise price during the life of the warrant. Warrants have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. The percentage increase or decrease in the market price of the warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Fixed Income Securities

Yields on fixed income securities are dependent on a variety of factors, including the general conditions of the money market and other fixed income securities markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. An investment in the Fund will be subjected to risk even if all fixed income securities in the Fund's portfolio are paid in full at maturity. All fixed income securities, including U.S. Government securities, can change in value when there is a change in interest rates or the issuer's actual or perceived creditworthiness or ability to meet its obligations.

There is normally an inverse relationship between the market value of securities sensitive to prevailing interest rates and actual changes in interest rates. In other words, an increase in interest rates produces a decrease in market value. The longer the remaining maturity (and duration) of a security, the greater will be the effect of interest rate changes on the market value of that security. Changes in the ability of an issuer to make payments of interest and principal and in the markets' perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. Obligations of issuers of fixed income securities (including municipal securities) are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Reform Act of 1978. In addition, the obligations of municipal issuers may become subject to laws enacted in the future by Congress, state legislatures, or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. Changes in the ability of an issuer to make payments of interest and principal and in the market's perception of an issuer's creditworthiness will also affect the market value of the debt securities of that issuer. The possibility exists, therefore, that, the ability of any issuer to pay, when due, the principal of and interest on its debt securities may become impaired.

The corporate debt securities in which the Fund may invest include corporate bonds and notes and short-term investments such as commercial paper and variable rate demand notes. Commercial paper (short-term promissory notes) is issued by companies to finance their or their affiliate's current obligations and is frequently unsecured. Variable and floating rate demand notes are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to a direct arrangement with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a 7-day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security

Certificates of Deposit and Bankers’ Acceptances

The Fund may invest in certificates of deposit and bankers’ acceptances, which are considered to be short-term money market instruments.

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.

Information on Time Deposits and Variable Rate Notes

The Fund may invest in fixed time deposits, whether or not subject to withdrawal penalties.

The commercial paper obligations which the Fund may buy are unsecured and may include variable rate notes. The nature and terms of a variable rate note (i.e., a “Master Note”) permit the Fund to invest fluctuating amounts at varying rates of interest pursuant to a direct arrangement between the Fund as Lender, and the issuer, as borrower. It permits daily changes in the amounts borrowed. The Fund has the right at any time to increase, up to the full amount stated in the note agreement, or to decrease the amount outstanding under the note. The issuer may prepay at any time and without penalty any part of or the full amount of the note. The note may or may not be backed by one or more bank letters of credit. Because these notes are direct lending arrangements between the Fund and the issuer, it is not generally contemplated that they will be traded; moreover, there is currently no secondary market for them. Except as specifically provided in the Prospectus, there is no limitation on the type of issuer from whom these notes may be purchased; however, in connection with such purchase and on an ongoing basis, the Fund’s Adviser will consider the earning power, cash flow and other liquidity ratios of the issuer, and its ability to pay principal and interest on demand, including a situation in which all holders of such notes made demand simultaneously. Variable rate notes are subject to the Fund’s investment restriction on illiquid securities unless such notes can be put back to the issuer on demand within seven days.

Insured Bank Obligations

The Fund may invest in insured bank obligations. The Federal Deposit Insurance Corporation (“FDIC”) insures the deposits of federally insured banks and savings and loan associations (collectively referred to as “banks”) up to $250,000. The Fund may purchase bank obligations, which are fully insured as to principal by the FDIC. Currently, to remain fully insured as to principal, these investments must be limited to $250,000 per bank; if the principal amount and accrued interest together exceed $250,000, the excess principal and accrued interest will not be insured. Insured bank obligations may have limited marketability.

Securities of Other Investment Companies

The Fund’s investments in an underlying portfolio of Exchange Traded Funds (“ETFs”), mutual funds and closed-end funds involve certain additional expenses and certain tax results, which would not be present in a direct investment in the underlying funds.

Closed-End Investment Companies.

The Fund may invest its assets in "closed-end" investment companies (or “closed-end funds”), subject to the investment restrictions set forth below. The Fund may purchase in the aggregate only up to 3% of the total outstanding voting stock of any closed-end fund. Shares of closed-end funds are typically offered to the public in a one-time initial public offering by a group of underwriters who retain a spread or underwriting commission of between 4% or 6% of the initial public offering price. Such securities are then listed for trading on the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers Automated Quotation System (commonly known as "NASDAQ") and, in some cases, may be traded in other over-the-counter markets. Because the shares of closed-end funds cannot be redeemed upon demand to the issuer like the shares of an open-end investment company (such as the Fund), investors seek to buy and sell shares of closed-end funds in the secondary market.

The Fund generally will purchase shares of closed-end funds only in the secondary market. The Fund will incur normal brokerage costs on such purchases similar to the expenses the Fund would incur for the purchase of securities of any other type of issuer in the secondary market. The Fund may, however, also purchase securities of a closed-end fund in an initial public offering when, in the opinion of the Adviser, based on a consideration of the nature of the closed-end fund's proposed investments, the prevailing market conditions and the level of demand for such securities, they represent an attractive opportunity for growth of capital. The initial offering price typically will include a dealer spread, which may be higher than the applicable brokerage cost if the Fund purchased such securities in the secondary market.

The shares of many closed-end funds, after their initial public offering, frequently trade at a price per share, which is less than the net asset value per share, the difference representing the "market discount" of such shares. This market discount may be due in part to the investment objective of long-term appreciation, which is sought by many closed-end funds, as well as to the fact that the shares of closed-end funds are not redeemable by the holder upon demand to the issuer at the next determined net asset value but rather are subject to the principles of supply and demand in the secondary market. A relative lack of secondary market purchasers of closed-end fund shares also may contribute to such shares trading at a discount to their net asset value.

The Fund may invest in shares of closed-end funds that are trading at a discount to net asset value or at a premium to net asset value. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the net asset value of the Fund's shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund's common shares in an attempt to enhance the current return to such closed-end fund's common shareholders. The Fund's investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and net asset value than an investment in shares of investment companies without a leveraged capital structure.

Open-End Investment Companies.

The Fund and any “affiliated persons,” as defined by the 1940 Act, may purchase in the aggregate only up to 3% of the total outstanding securities of any underlying fund unless: (i) the underlying investment company and/or the Fund has received an order for exemptive relief from such limitations from the U.S. Securities and Exchange Commission ("SEC"); and (ii) the underlying investment company and the Fund take appropriate steps to comply with any conditions in such order. Accordingly, when affiliated persons hold shares of any of the underlying funds, the Fund’s ability to invest fully in shares of those funds is restricted, and the Adviser must then, in some instances, select alternative investments that would not have been its first preference.  The 1940 Act also provides that an underlying fund whose shares are purchased by the Fund will be obligated to redeem shares held by the Fund only in an amount up to 1% of the underlying fund's outstanding securities during any period of less than 30 days. Shares held by the Fund in excess of 1% of an underlying fund's outstanding securities therefore, will be considered not readily marketable securities, which, together with other such securities, may not exceed 15% of the Fund's total assets.

Under certain circumstances an underlying fund may determine to make payment of a redemption by the Fund wholly or partly by a distribution in kind of securities from its portfolio, in lieu of cash, in conformity with the rules of the SEC. In such cases, the Fund may hold securities distributed by an underlying fund until the Adviser determines that it is appropriate to dispose of such securities.

Investment decisions by the investment advisers of the underlying funds are made independently of the Fund and its Adviser. Therefore, the investment adviser of one underlying fund may be purchasing shares of the same issuer whose shares are being sold by the Adviser of the Fund. The result would be an indirect expense to the Fund without accomplishing any investment purpose.

Exchange Traded Funds.

ETFs are typically passively managed funds that track their related index and have the flexibility of trading like a security. They are managed by professionals and provide the investor with diversification, cost and tax efficiency, liquidity, marginability, are useful for hedging, have the ability to go long and short, and some provide quarterly dividends. Additionally, some ETFs are unit investment trusts (UITs) that have two markets. The primary market is where institutions swap “creation units” in block-multiples of 50,000 shares for in-kind securities and cash in the form of dividends. The secondary market is where individual investors can trade as little as a single share during trading hours on the exchange. This is different from open-ended mutual funds that are traded after hours once the net asset value (NAV) is calculated. ETFs share many similar risks with open-end and closed-end funds.

United States Government Obligations

These consist of various types of marketable securities issued by the United States Treasury, i.e., bills, notes and bonds. Such securities are direct obligations of the United States government and differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.

United States Government Agency

These consist of debt securities issued by agencies and instrumentalities of the United States government, including the various types of instruments currently outstanding or which may be offered in the future. Agencies include, among others, the Federal Housing Administration, government National Mortgage Association ("Ginnie Mae"), Farmer's Home Administration, Export-Import Bank of the United States, Maritime Administration, and General Services Administration. Instrumentalities include, for example, each of the Federal Home Loan Banks, the National Bank for Cooperatives, the Federal Home Loan Mortgage Corporation ("Freddie Mac"), the Farm Credit Banks, the Federal National Mortgage Association ("Fannie Mae"), and the United States Postal Service. These securities are either: (i) backed by the full faith and credit of the United States government (e.g., United States Treasury Bills); (ii) guaranteed by the United States Treasury (e.g., Ginnie Mae mortgage-backed securities); (iii) supported by the issuing agency's or instrumentality's right to borrow from the United States Treasury (e.g., Fannie Mae Discount Notes); or (iv) supported only by the issuing agency's or instrumentality's own credit (e.g., Tennessee Valley Association).

Government-related guarantors (i.e. not backed by the full faith and credit of the United States Government) include Fannie Mae and Freddie Mac. Fannie Mae is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-though securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.  On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the "FHFA") announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations.  The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations.  The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. Freddie Mac issues Participation Certificates (“PC’s”), which represent interests in conventional mortgages from Freddie Mac’s national portfolio. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-though pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such nongovernmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.

On September 7, 2008, the U.S. Treasury Department and the Federal Housing Finance Authority (the “FHFA”) announced that Fannie Mae and Freddie Mac had been placed into conservatorship, a statutory process designed to stabilize a troubled institution with the objective of returning the entity to normal business operations. The U.S. Treasury Department and the FHFA at the same time established a secured lending facility and a Secured Stock Purchase Agreement with both Fannie Mae and Freddie Mac to ensure that each entity had the ability to fulfill its financial obligations. The FHFA announced that it does not anticipate any disruption in pattern of payments or ongoing business operations of Fannie Mae or Freddie Mac.

Securities Options

The Fund may purchase and write (i.e., sell) put and call options. Such options may relate to particular securities or stock indices, and may or may not be listed on a domestic or foreign securities exchange and may or may not be issued by the Options Clearing Corporation. Options trading is a highly specialized activity that entails greater than ordinary investment risk. Options may be more volatile than the underlying instruments, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves.

A call option for a particular security gives the purchaser of the option the right to buy, and the writer (seller) the obligation to sell, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligation under the option contract. A put option for a particular security gives the purchaser the right to sell the security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security.

Stock index options are put options and call options on various stock indices. In most respects, they are identical to listed options on common stocks. The primary difference between stock options and index options occurs when index options are exercised. In the case of stock options, the underlying security, common stock, is delivered. However, upon the exercise of an index option, settlement does not occur by delivery of the securities comprising the index. The option holder who exercises the index option receives an amount of cash if the closing level of the stock index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the stock index and the exercise price of the option expressed in dollars times a specified multiple. A stock index fluctuates with changes in the market value of the stocks included in the index. For example, some stock index options are based on a broad market index, such as the Standard & Poor's 500® Index or the Value Line Composite Index or a narrower market index, such as the Standard & Poor's 100®. Indices may also be based on an industry or market segment, such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indices are currently traded on the Chicago Board Options Exchange, the New York Stock Exchange, the American Stock Exchange, the Pacific Stock Exchange and the Philadelphia Stock Exchange.

The Fund's obligation to sell an instrument subject to a call option written by it, or to purchase an instrument subject to a put option written by it, may be terminated prior to the expiration date of the option by the Fund's execution of a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying instrument, exercise price and expiration date) as the option previously written. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying instrument from being called, to permit the sale of the underlying instrument or to permit the writing of a new option containing different terms on such underlying instrument. The cost of such a liquidation purchase plus transactions costs may be greater than the premium received upon the original option, in which event the Fund will have incurred a loss in the transaction. There is no assurance that a liquid secondary market will exist for any particular option. An option writer unable to effect a closing purchase transaction will not be able to sell the underlying instrument or liquidate the assets held in a segregated account, as described below, until the option expires or the optioned instrument is delivered upon exercise. In such circumstances, the writer will be subject to the risk of market decline or appreciation in the instrument during such period.

If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid. If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less. If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold). If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

Certain Risks Regarding Options.

There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an exchange, may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities or currencies; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading value; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Successful use by the Fund of options on stock indices will be subject to the ability of the Adviser to correctly predict movements in the directions of the stock market. This requires different skills and techniques than predicting changes in the prices of individual securities. In addition, a fund's ability to effectively hedge all or a portion of the securities in its portfolio, in anticipation of or during a market decline, through transactions in put options on stock indices, depends on the degree to which price movements in the underlying index correlate with the price movements of the securities held by the Fund. Inasmuch as the Fund's securities will not duplicate the components of an index, the correlation will not be perfect. Consequently, the Fund bears the risk that the prices of its securities being hedged will not move in the same amount as the prices of its put options on the stock indices. It is also possible that there may be a negative correlation between the index and the Fund's securities that would result in a loss on both such securities and the options on stock indices acquired by the Fund.

The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of stock index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities comprising the stock index on which the option is based.

There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to close out a call option on securities that it has written before the option is exercised, the Fund may be required to purchase the optioned securities in order to satisfy its obligation under the option to deliver such securities. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

Cover for Options Positions.

Transactions using options (other than options that the Fund has purchased) expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (i) an offsetting ("covered") position in securities or other options or (ii) cash or liquid securities with a value sufficient at all times to cover its potential obligations not covered as provided in (i) above. The Fund will comply with SEC guidelines regarding cover for these instruments and, if the guidelines so require, set aside cash or liquid securities in a segregated account with the Custodian in the prescribed amount. Under current SEC guidelines, the Fund will segregate assets to cover transactions in which the Fund writes or sells options.

Assets used as cover or held in a segregated account cannot be sold while the position in the corresponding option is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to cover or segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

Options on Futures Contracts.

The Fund may purchase and sell options on the same types of futures in which it may invest. Options on futures are similar to options on underlying instruments except that options on futures give the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put), rather than to purchase or sell the futures contract, at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by the delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Dealer Options

The Fund may engage in transactions involving dealer options as well as exchange-traded options. Certain additional risks are specific to dealer options. While the Fund might look to a clearing corporation to exercise exchange-traded options, if the Fund were to purchase a dealer option it would need to rely on the dealer from which it purchased the option to perform if the option were exercised. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as loss of the expected benefit of the transaction.

Exchange-traded options generally have a continuous liquid market while dealer options may not. Consequently, the Fund may generally be able to realize the value of a dealer option it has purchased only by exercising or reselling the option to the dealer who issued it. Similarly, when the Fund writes a dealer option, the Fund may generally be able to close out the option prior to its expiration only by entering into a closing purchase transaction with the dealer to whom the Fund originally wrote the option. While the Fund will seek to enter into dealer options only with dealers who will agree to and which are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will at any time be able to liquidate a dealer option at a favorable price at any time prior to expiration. Unless the Fund, as a covered dealer call option writer, is able to effect a closing purchase transaction, it will not be able to liquidate securities (or other assets) used as cover until the option expires or is exercised. In the event of insolvency of the other party, the Fund may be unable to liquidate a dealer option. With respect to options written by the Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because the Fund must maintain a secured position with respect to any call option on a security it writes, the Fund may not sell the assets, which it has segregated to secure the position while it is obligated under the option. This requirement may impair the Fund’s ability to sell portfolio securities at a time when such sale might be advantageous.

The Staff of the SEC has taken the position that purchased dealer options are illiquid securities. The Fund may treat the cover used for written dealer options as liquid if the dealer agrees that the Fund may repurchase the dealer option it has written for a maximum price to be calculated by a predetermined formula. In such cases, the dealer option would be considered illiquid only to the extent the maximum purchase price under the formula exceeds the intrinsic value of the option. Accordingly, the Fund will treat dealer options as subject to the Fund’s limitation on illiquid securities. If the SEC changes its position on the liquidity of dealer options, the Fund will change its treatment of such instruments accordingly.

Spread Transactions

The Fund may purchase covered spread options from securities dealers. These covered spread options are not presently exchange-listed or exchange-traded. The purchase of a spread option gives the Fund the right to put securities that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund, in addition to the risks of dealer options described above, is the cost of the premium paid as well as any transaction costs. The purchase of spread options will be used to protect the Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. This protection is provided only during the life of the spread options.

Repurchase Agreements

The Fund may enter into repurchase agreements. In a repurchase agreement, an investor (such as the Fund) purchases a security (known as the "underlying security") from a securities dealer or bank. Any such dealer or bank must be deemed creditworthy by the Adviser. At that time, the bank or securities dealer agrees to repurchase the underlying security at a mutually agreed upon price on a designated future date. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at an agreed upon rate due to the Fund on repurchase. In either case, the income to the Fund generally will be unrelated to the interest rate on the underlying securities. Repurchase agreements must be "fully collateralized," in that the market value of the underlying securities (including accrued interest) must at all times be equal to or greater than the repurchase price. Therefore, a repurchase agreement can be considered a loan collateralized by the underlying securities.

Repurchase agreements are generally for a short period of time, often less than a week, and will generally be used by the Fund to invest excess cash or as part of a temporary defensive strategy. Repurchase agreements that do not provide for payment within seven days will be treated as illiquid securities. In the event of a bankruptcy or other default by the seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying security and losses. These losses could result from: (a) possible decline in the value of the underlying security while the Fund is seeking to enforce its rights under the repurchase agreement; (b) possible reduced levels of income or lack of access to income during this period; and (c) expenses of enforcing its rights.

Trading in Futures Contracts

A futures contract provides for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument (e.g., units of a stock index) for a specified price, date, time and place designated at the time the contract is made. Brokerage fees are incurred when a futures contract is bought or sold and margin deposits must be maintained. Entering into a contract to buy is commonly referred to as buying or purchasing a contract or holding a long position. Entering into a contract to sell is commonly referred to as selling a contract or holding a short position.

Unlike when the Fund purchases or sells a security, no price would be paid or received by the Fund upon the purchase or sale of a futures contract. Upon entering into a futures contract, and to maintain the Fund's open positions in futures contracts, the Fund would be required to deposit with its custodian or futures broker in a segregated account in the name of the futures broker an amount of cash, U.S. government securities, suitable money market instruments, or other liquid securities, known as "initial margin." The margin required for a particular futures contract is set by the exchange on which the contract is traded, and may be significantly modified from time to time by the exchange during the term of the contract. Futures contracts are customarily purchased and sold on margins that may range upward from less than 5% of the value of the contract being traded.

If the price of an open futures contract changes (by increase in underlying instrument or index in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund.

These subsequent payments, called "variation margin," to and from the futures broker, are made on a daily basis as the price of the underlying assets fluctuate making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." The Fund expects to earn interest income on its margin deposits.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the underlying instruments, in practice most futures contracts are usually closed out before the delivery date. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical underlying instrument or index and the same delivery date. If the offsetting purchase price is less than the original sale price, the Fund realizes a gain; if it is more, the Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Fund realizes a gain; if it is less, the Fund realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

For example, one contract in the Financial Times Stock Exchange 100 Index future is a contract to buy 25 pounds sterling multiplied by the level of the UK Financial Times 100 Share Index on a given future date. Settlement of a stock index futures contract may or may not be in the underlying instrument or index. If not in the underlying instrument or index, then settlement will be made in cash, equivalent over time to the difference between the contract price and the actual price of the underlying asset at the time the stock index futures contract expires.

Regulation as a Commodity Pool Operator

The Trust, on behalf of the Fund, has filed (or will file prior to the commencement of the use of futures contracts and/or options thereon) with the National Futures Association, a notice claiming an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act, as amended, and the rules of the Commodity Futures Trading Commission promulgated thereunder, with respect to the Fund's operation.  Accordingly, the Fund is not, or will not be, subject to registration or regulation as a commodity pool operator.

Structured Notes, Bonds and Debentures.

The Funds may invest in structured notes, bonds and debentures. Typically, the value of the principal and/or interest on these instruments is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the “Reference”) or the relevant change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. The terms of the structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in the loss of the Fund’s entire investment. The value of structured securities may move in the same or the opposite direction as the value of the Reference, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, the change in interest rate or the value of the security at maturity may be a multiple of the change in the value of the Reference so that the security may be more or less volatile than the Reference, depending on the multiple. Consequently, structured securities may entail a greater degree of market risk and volatility than other types of debt obligations.

When-Issued, Forward Commitments and Delayed Settlements

The Fund may purchase and sell securities on a when-issued, forward commitment or delayed settlement basis. In this event, the Custodian (as defined under the section entitled “Custodian”) will segregate liquid assets equal to the amount of the commitment in a separate account. Normally, the Custodian will set aside portfolio securities to satisfy a purchase commitment. In such a case, the Fund may be required subsequently to segregate additional assets in order to assure that the value of the account remains equal to the amount of the Fund’s commitment. It may be expected that the Fund’s net assets will fluctuate to a greater degree when it sets aside portfolio securities to cover such purchase commitments than when it sets aside cash.

The Fund does not intend to engage in these transactions for speculative purposes but only in furtherance of its investment objectives. Because the Fund will segregate liquid assets to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Adviser to manage them may be affected in the event the Fund’s forward commitments, commitments to purchase when-issued securities and delayed settlements ever exceeded 15% of the value of its net assets.

The Fund will purchase securities on a when-issued, forward commitment or delayed settlement basis only with the intention of completing the transaction. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases the Fund may realize a taxable capital gain or loss. When the Fund engages in when-issued, forward commitment and delayed settlement transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price credited to be advantageous.

The market value of the securities underlying a when-issued purchase, forward commitment to purchase securities, or a delayed settlement and any subsequent fluctuations in their market value is taken into account when determining the market value of the Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until it has paid for and delivered on the settlement date.

Illiquid and Restricted Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the 1933 Act) and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers). Securities that have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders. The Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory, Inc.

Under guidelines adopted by the Trust's Board, the Fund's Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(2) of the Securities Act, are liquid even though they are not registered. A determination of whether such a security is liquid or not is a question of fact. In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer. In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest, and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organization (“NRSRO”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions. Investing in Rule 144A securities or Section 4(2) commercial paper could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

Lending Portfolio Securities

For the purpose of achieving income, the Fund may lend its portfolio securities, provided (1) the loan is secured continuously by collateral consisting of U.S. Government securities or cash or cash equivalents (cash, U.S. Government securities, negotiable certificates of deposit, bankers’ acceptances or letters of credit) maintained on a daily mark-to-market basis in an amount at least equal to the current market value of the securities loaned, (2) the Fund may at any time call the loan and obtain the return of securities loaned, (3) the Fund will receive any interest or dividends received on the loaned securities, and (4) the aggregate value of the securities loaned will not at any time exceed one-third of the total assets of the Fund.

Short Sales

The Adviser also anticipates that the Fund will employ "short selling" for both (1) investment purposes and (2) for defensive purposes as a hedging strategy.  The value of the Fund’s short positions is not expected to exceed 10% of its net assets.  For investment purposes, when the Adviser believes that particular company or sector is relatively overvalued, the Fund will sell a security short with the expectation that it can be repurchased at a lower price, thus generating a gain for the Fund.  For defensive purposes, when the Adviser believes that a security or group of securities in the Fund is susceptible to a decline in value, the Fund will sell a security short with the expectation any decline in value of the security sold short will serve to offset some of the decline in value suffered by the Fund's portfolio of securities.  A short sale strategy is different than a long-only strategy because it consists of selling borrowed shares in the hope that they can be bought back later at a lower price.

The Fund may sell securities short involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

When the Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

To the extent the Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of cash, U.S. government securities or other liquid securities with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). The Fund does not intend to enter into short sales (other than short sales "against the box") if immediately after such sales the aggregate of the value of all collateral plus the amount in such segregated account exceeds 50% of the value of the Fund's net assets. This percentage may be varied by action of the Board of Trustees. A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

Short sales create a risk that the Fund will be required to close the short position by buying the security at a time when the security has appreciated in value, thus resulting in a loss to the Fund.  A short position in a security poses more risk than holding the same security long.  Because a short position loses value as the security's price increases, the loss on a short sale is theoretically unlimited.

To the extent that the Fund uses short sales as a hedging technique, the Fund is subject to correlation risk.  Specifically, the correlation between the security sold short and the hedged security may be imperfect, reducing the expected benefit to the Fund of a short sale, or there may be no correlation at all.  It is possible that the market value of the securities the Fund holds in long positions will decline at the same time that the market value of the securities the Fund has sold short increases, thereby increasing the Fund's potential volatility.

In addition, any gain on a short sale is decreased, and any loss is increased, by the amount of any payments, such as lender fees, replacement of dividends or interest that the Fund may be required to make with respect to the borrowed securities.  Market factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price.  The lender of the borrowed securities may require the Fund to return the securities on short notice, which may require the Fund to purchase the borrowed securities at an unfavorable price, resulting in a loss.  You should be aware that any strategy that includes selling securities short could suffer significant losses.  Short selling will also result in higher transaction costs (such as interest and dividends), which reduce the Fund’s return, and may result in higher taxes.

Borrowing and Leverage

The Adviser anticipates that the Fund will employ “leverage” by borrowing from banks, up to 10% of the value of Fund assets, and using the proceeds of the borrowings to make additional investments.  The use of "leverage" by the Fund will involve costs to the Fund including interest expense.  While the Adviser expects leverage to create an opportunity for increased returns, it also creates risk of significant losses if the amount of income and appreciation from these additional leverage-financed investments do not exceed the Fund's leverage-related costs.  The use of leverage as strategy may also mean that the Fund might have to liquidate securities to cover its leverage related costs or repay principal.  The use of leverage will tend to amplify the effects of market volatility on the Fund’s share price and make the Fund’s returns more volatile. The use of leverage may cause the Fund or the underlying investment companies in which the Fund invests to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.  The use of leverage by underlying investment companies may also cause the Fund to indirectly bear higher expenses (interest expenses) than those of equity mutual funds that do not invest in underlying investment companies that use such techniques.  The Fund may also invest in securities or derivative instruments which magnify relatively small movements in reference securities or indices such that the Fund experiences a relatively large change in value.  Depending on market or other conditions, these liquidations could be disadvantageous to the Fund.  Therefore, leveraging may exaggerate changes in the Fund's net asset value or yield, and the Fund's market value.

During periods in which the Fund is utilizing financial leverage in the form of borrowing , the fees which are payable to the Advisor as a percentage of the Fund's assets will be higher than if the Fund did not use leverage, because the fees are calculated as a percentage of the Fund's assets, including those purchased with leveraging.

INVESTMENT RESTRICTIONS

The Fund has adopted the following investment restrictions that may not be changed without approval by a “majority of the outstanding shares” of the Fund which, as used in this SAI, means the vote of the lesser of (a) 67% or more of the shares of the Fund represented at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.  The Fund may not:

1. Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made.

2. Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3. Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4. Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5. Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts (including commodity futures and options on commodity futures), from investing in securities or other instruments backed by commodities or from investing in companies that are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities; (b) by engaging in repurchase agreements; or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry or group of industries. The Fund will not invest 25% or more of its total assets in any investment company that concentrates. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

THE FOLLOWING ARE ADDITIONAL INVESTMENT LIMITATIONS OF THE FUND.  THE FOLLOWING RESTRICTIONS ARE DESIGNATED AS NON-FUNDAMENTAL AND MAY BE CHANGED BY THE BOARD OF TRUSTEES OF THE TRUST WITHOUT THE APPROVAL OF SHAREHOLDERS.

1. Pledging. The Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2. Borrowing. The Fund will not purchase any security while borrowings representing more than one third of its total assets are outstanding.

3. Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

4. Illiquid Investments. The Fund will not invest 15% or more of its net assets in securities for which there are legal or contractual restrictions on resale and other illiquid securities.

If a restriction on the Fund’s investments is adhered to at the time an investment is made, a subsequent change in the percentage of Fund assets invested in certain securities or other instruments, or change in average duration of the Fund’s investment portfolio, resulting from changes in the value of the Fund’s total assets, will not be considered a violation of the restriction; provided, however, that the asset coverage requirement applicable to borrowings shall be maintained in the manner contemplated by applicable law.

POLICIES AND PROCEDURES FOR DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust has adopted policies and procedures that govern the disclosure of the Fund’s portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust’s policy to:  (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

The Fund discloses its portfolio holdings by mailing its annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period.  In addition, the Fund discloses its portfolio holdings reports on Forms N-CSR and Form N-Q two months after the end of each quarter/semi-annual period.

The Fund may choose to make portfolio holdings available to rating agencies such as Lipper, Morningstar or Bloomberg more frequently on a confidential basis.

Under limited circumstances, as described below, the Fund’s portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-Q.  In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

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The Adviser.  Personnel of the Adviser, including personnel responsible for managing the Fund’s portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide their management, administrative, and investment services to the Fund.  Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers as required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of the portfolio managers in the trading of such securities.

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Gemini Fund Services, LLC.  Gemini Fund Services, LLC is the transfer agent, fund accountant, administrator and custody administrator for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

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Fifth Third Bank.  Fifth Third Bank is custodian for the Fund; therefore, its personnel have full daily access to the Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

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LAMP Technologies, Inc.  The Adviser may provide daily position information to service providers which may include LAMP Technologies, Inc., under a nondisclosure agreement, for the development of risk management reports related to the Adviser's client accounts, including the Fund.

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Tait, Weller & Baker, LLP.  Tait, Weller & Baker, LLP is the Fund’s independent registered public accounting firm; therefore, its personnel have access to the Fund’s portfolio holdings in connection with auditing of the Fund’s annual financial statements and providing assistance and consultation in connection with SEC filings.

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Thompson Hine LLP.  Thompson Hine LLP is counsel to the Fund; therefore, its personnel have access to the Fund’s portfolio holdings in connection with review of the Fund’s annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients.  The Fund’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Fund’s portfolio securities at any time or to any persons other than those described above.  In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Fund, the Adviser or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures.  The Fund’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Fund’s portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Fund from the potential misuse of holdings information by individuals or firms in possession of that information.

MANAGEMENT

The business of the Trust is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and the Trust’s By-laws (the “Governing Documents”), which have been filed with the Securities and Exchange Commission and are available upon request. The Board consists of five (5) individuals, at least four (4) of whom are not “interested persons” (as defined under the 1940 Act) of the Trust, the Adviser (“Independent Trustees”). Pursuant to the Governing Documents of the Trust, the Trustees shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of the Trust and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of the Trust’s purposes. The Trustees, officers, employees and agents of the Trust, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure

The Trust is led by Mr. Michael Miola, who has served as the Chairman of the Board since the Trust was organized in 2005.  Mr. Miola is considered an interested person by virtue of his indirect controlling interest in Northern Lights Distributors, LLC.  The Board of Trustees is comprised of Mr. Miola and four (4) Independent Trustees.  The Independent Trustees have selected Mr. Anthony J. Hertl as Lead Independent Trustee.  Additionally, under certain 1940 Act governance guidelines that apply to the Trust, the Independent Trustees will meet in executive session, at least quarterly.  Under the Trust’s Agreement and Declaration of Trust and By-Laws, the Chairman of the Board is responsible for (a) presiding at board meetings, (b) calling special meetings on an as-needed basis, (c) execution and administration of Trust policies including (i) setting the agendas for board meetings and (ii) providing information to board members in advance of each board meeting and between board meetings.  Generally, the Trust believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership.  The Trust believes that its Chairman, the independent chair of the Audit Committee, the Independent Lead Trustee, and, as an entity, the full Board of Trustees, provide effective leadership that is in the best interests of the Trust, its Funds and each shareholder.

Board Risk Oversight

The Board of Trustees has a standing independent Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

Trustee Qualifications

Generally, the Trust believes that each Trustee is competent to serve because of their individual overall merits including: (i) experience, (ii) qualifications, (iii) attributes and (iv) skills.  Mr. Miola has over 20 years of business experience in the investment management and brokerage business, serves as a member of two other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.  Mr. Gary W. Lanzen has over 20 years of business experience in the financial services industry, holds a Masters in Education Administration degree, is a Certified Financial Planner ("CFP"), serves as a member of two other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.  Mr. Anthony J. Hertl has over 20 years of business experience in financial services industry and related fields including serving as chair of the finance committee for the Borough of Interlaken, New Jersey and Vice President-Finance and Administration of Marymount College, holds a Certified Public Accountant designation, serves as a member of four other mutual fund boards outside of the Fund Complex and possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other fund boards.  Mark H. Taylor, Ph.D., CPA, has over two decades of academic experience in the accounting and auditing areas, has a Doctor of Philosophy degree in Accounting, holds the Certified Public Accountant designation, is Professor of Accountancy at the Weatherhead School of Management at Case Western Reserve University, serves as a member of two other mutual fund boards outside of the Fund Complex, currently serves on the AICPA Auditing Standards Board, and like the other Board members, also possesses a strong understanding of the regulatory framework under which investment companies must operate based on his years of service to this Board and other mutual fund boards.  Mr. John V. Palancia has over 30 years of business experience in financial services industry including serving as the Director of Futures Operations for Merrill Lynch, Pierce, Fenner & Smith, Inc.  Mr. Palancia holds a Bachelor of Science degree in Economics.  He also possesses a strong understanding of risk management, balance sheet analysis and the regulatory framework under which regulated financial entities must operate based on service to Merrill Lynch.  Additionally, he is well versed in the regulatory framework under which investment companies must operate and serves as a member of three other fund boards.  The Trust does not believe any one factor is determinative in assessing a Trustee's qualifications, but that the collective experience of each Trustee makes them each highly qualified.

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl Born in 1950	Trustee Since 2005	Consultant to small and emerging businesses (since 2000).	97

AdvisorOne Funds (12 portfolios) (since 2004); Ladenburg Thalmann Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011) and Global Real Estate Fund; Northern Lights Variable Trust (since 2006)

Gary W. Lanzen Born in 1954	Trustee Since 2005	Founder and President, Orizon Investment Counsel, LLC (since 2000); Chief Investment Officer (2006 -2010); Partner, Orizon Group, Inc. (a financial services company) (2002-2006).	97	AdvisorOne Funds (12 portfolios) (since 2003); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006)
Mark H. Taylor Born in 1964	Trustee Since 2007	Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008).	100

Ladenburg Thalmann Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc.  (LFTAX) (Director and Audit Committee Chairman) (  2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)

John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	100	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Ladenburg Thalmann Alternative Strategies Fund (since 2012)

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex ** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Michael Miola*** Born in 1952	Trustee Since 2005	Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Adviser Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003).	97	AdvisorOne Funds (12 portfolios) (2003-2012); Ladenburg Thalmann Alternative Strategies Fund (since 2010); Constellation Trust Co.; Northern Lights Variable Trust (since 2006)
Andrew Rogers 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969	President Since 2006

Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, Gemcom LLC (2004 - 2011).

			N/A	N/A
Kevin E. Wolf 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Gemcom, LLC (since 2004).	N/A	N/A
James P. Ash 450 Wireless Blvd. Hauppauge, NY 11788 Born in 1976	Secretary Since 2011

Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).

			N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

* The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

** The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor).

Legal Proceedings

On May 30, 2012, the Trust and certain of its current and former trustees and chief compliance officer (collectively, the "Recipients") received a Wells notice from the staff of the SEC.  A Wells notice is neither a formal allegation nor a finding of wrongdoing.  A Wells notice discloses that the SEC staff is considering recommending that the SEC commence proceedings against a party, alleging violations of certain provisions of the Federal securities laws.  The Wells notice received by the Recipients relates primarily to the process by which certain investment advisory agreements between the Trust (on behalf of a small number of funds in the Trust) and their advisers were approved, and the disclosures regarding the same.  Those specific funds involved are no longer offered for sale by the Trust.  The Wells notice also alleges separate books and records and compliance violations.  The Recipients disagree with the SEC’s potential allegations and believes its actions complied with existing rules.  The Recipients are cooperating with the SEC staff to seek a resolution to this matter.

Board Committees

Audit Committee

The Board has an Audit Committee that consists of all the Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of the Trust’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to the Trust’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of the Trust’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of the Trust’s accounting and financial reporting policies and practices and internal controls.  The Audit committee operates pursuant to an Audit Committee Charter.  The Audit Committee is responsible for seeking and reviewing nominee candidates for consideration as Independent Trustees as is from time to time considered necessary or appropriate.  The Audit Committee generally will not consider shareholder nominees.  The Audit Committee is also responsible for reviewing and setting Independent Trustee compensation from time to time when considered necessary or appropriate.  During the past fiscal year, the Audit Committee held twelve meetings.

Compensation

Effective March 28, 2012, each Trustee who is not affiliated with the Trust or Adviser will receive a quarterly fee of $21,500, as well as reimbursement for any reasonable expenses incurred attending meetings of the Board of Trustees, to be paid at the end of each calendar quarter. The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees. None of the executive officers receive compensation from the Trust.

Prior to March 28, 2012, each Trustee who is not affiliated with the Trust or Adviser received a quarterly fee of $17,500 and prior to June 30, 2011, each Trustee received a quarterly fee of $12,500, as well as reimbursement for any reasonable expenses incurred attending the meetings, which was paid at the end of each calendar quarter. The Audit Committee Chairman receives an $8,000 additional annual fee.  In addition, the Lead Independent Trustee receives an $8,000 additional annual fee.  The table below details the amount of compensation the Trustees received from the Trust during the fiscal year ended March 31, 2012.  Each Trustee has attended all quarterly meetings.  The Trust does not have a bonus, profit sharing, pension or retirement plan.

Name and Position	Aggregate Compensation From Trust ** *	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex **** Paid to Directors
L. Merill Bryan *	$35,000	None	None	$40,000
Anthony J. Hertl	$90,000	None	None	$105,000
Gary Lanzen	$74,000	None	None	$85,000
Mark H. Taylor	$74,000	None	None	$85,000
John V. Palancia	$$39,000	None	None	$$45,000
Michael Miola* *	None	None	None	None

_______________

*Retired in December 2011.

* * This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Fund’s Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider).

** * There are currently multiple series comprising the Trust.  Trustees’ fees are allocated equally to each Fund in the Trust.

*** * The term “Fund Complex” includes the Northern Lights Fund Trust , the Northern Lights Fund Trust III and the Northern Lights Variable Trust.

Trustee Ownership

The following table indicates the dollar range of equity securities that each Trustee beneficially owned in the Fund as of December 31, 2011.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies

Anthony J. Hertl	None	None
Gary Lanzen	None	None
John V. Palancia	None	None
Michael Miola*	None	None
Mark Taylor	None	None

* This Trustee is deemed to be an ‘interested person’ as defined in the 1940 Act as a result of his affiliation with Gemini Fund Services, LLC (the Trust’s Administrator, Transfer Agent and Fund Accountant), Northern Lights Distributors, LLC (the Fund’s Distributor) and Northern Lights Compliance Services, LLC (the Trust’s compliance service provider)

Management Ownership

As of October 2, 2012 , the Trustees and officers, as a group, owned less than 1.00% of the Fund’s outstanding shares and less than 1.00% of the Fund Complex’s outstanding shares.

CONTROL PERSONS AND PRINCIPAL HOLDERS

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a fund.  A control person is one who owns either directly or indirectly, more than 25% of the voting securities of a fund or acknowledges the existence of such control.

As of October 2, 2012 , the following shareholders of record owned 5% or more of the outstanding shares of the Fund:

Name & Address

 Shares

Percentage of Fund

National Financial Services, LLC

  3,497,513.2630

88.76%

200 Liberty Street

One World Financial Center, 5th Floor

New York, NY 10281

INVESTMENT ADVISER

Investment Adviser and Advisory Agreement

Three G Financial, LLC (the "Adviser"), located at 5940 South Rainbow Boulevard, Las Vegas, Nevada 89118, serves as investment adviser to the Fund.  The Adviser has been in operation since July of 2008.  Pursuant to the Investment Advisory Agreement with the Trust, on behalf of the Fund (the "Advisory Agreement"), the Adviser, subject to the supervision of the Board of the Trust, and in conformity with the stated policies of the Fund, has overall supervisory responsibilities for the general management and investment of the Fund’s securities portfolio which are subject to review and approval by the Board of Trustees. The Adviser's responsibilities include: (i) setting the Fund's overall investment objective; (ii) evaluating, selecting and recommending a sub-adviser to manage the Fund's assets; (iii) monitoring and evaluating the performance of the sub-adviser, including its compliance with the investment objective, policies, and restrictions of the Fund; and (iv) implementing procedures to ensure that the sub-adviser complies with the Fund's investment objective, polices and restrictions.

The following table sets forth the annual management fee rate payable by the Fund to the Adviser pursuant to the Advisory Agreement, expressed as a percentage of the Fund’s average daily net assets:

FUND	TOTAL MANAGEMENT FEE
Generations Multi-Strategy Fund	0.85%

During the fiscal period ended July 31, 2010, the Fund paid $474,359 in advisory fees which $100,649 was waived. During the fiscal year ended July 31, 2011, the Fund paid $609,754 in advisory fees which $39,532 was waived.   During the fiscal year ended July 31, 2012, the Fund paid $575,461 in advisory fees of which $51,415 was waived. The Adviser is contractually limiting (capping) total annual operating expenses of the Fund through November 30, 2013 (including the advisory fee, exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) will not exceed 1.35%.  Fee waivers and expense reimbursements are subject to possible recoupment from the Fund in future years on a rolling three year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits.

Expenses not expressly assumed by the Adviser under the Advisory Agreement are paid by the Fund.  Under the terms of the Advisory Agreement, the Fund is responsible for the payment of the following expenses among others: (a) the fees payable to the Adviser, (b) the fees and expenses of Trustees who are not affiliated persons of the Adviser or Distributor (as defined under the section entitled (“The Distributor”) (c) the fees and certain expenses of the Custodian (as defined under the section entitled “Custodian”) and Transfer and Dividend Disbursing Agent (as defined under the section entitled “Transfer Agent”), including the cost of maintaining certain required records of the Fund and of pricing the Fund’s shares, (d) the charges and expenses of legal counsel and independent accountants for the Fund, (e) brokerage commissions and any issue or transfer taxes chargeable to the Fund in connection with its securities transactions, (f) all taxes and corporate fees payable by the Fund to governmental agencies, (g) the fees of any trade association of which the Fund may be a member, (h) the cost of share certificates representing shares of the Fund, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of the Fund and of its shares with the SEC, qualifying its shares under state securities laws, including the preparation and printing of the Fund’s registration statements and prospectuses for such purposes, (k) all expenses of shareholders and Trustees’ meetings (including travel expenses of trustees and officers of the Trust who are directors, officers or employees of the Adviser) and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business and (m) dividend expense on securities sold short.

The Advisory Agreement will continue in effect for two (2) years initially and thereafter shall continue from year to year provided such continuance is approved at least annually by (a) a vote of the majority of the Independent Trustees, cast in person at a meeting specifically called for the purpose of voting on such approval and by (b) the majority vote of either all of the Trustees or the vote of a majority of the outstanding shares of the Fund. The Advisory Agreement may be terminated without penalty on 60 days’ written notice by a vote of a majority of the Trustees, the Adviser, or by holders of a majority of that Trust’s outstanding shares. The Advisory Agreement shall terminate automatically in the event of its assignment.

Codes of Ethics

The Trust, the Adviser and the Distributor (as defined under the section entitled (“The Distributor”)) each have adopted a code of ethics under Rule 17j-1 under the 1940 Act that governs the personal securities transactions of their board members, officers and employees who may have access to current trading information of the Trust. Under the code of ethics adopted by the Trust (the “Code”), the Trustees are permitted to invest in securities that may also be purchased by the Fund.

In addition, the Code, which applies only to the Trust’s executive officers to ensure that these officers promote professional conduct in the practice of corporate governance and management. The purpose behind these guidelines is to promote i) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; ii) full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the SEC and in other public communications made by the Fund; iii) compliance with applicable governmental laws, rule and regulations; iv) the prompt internal reporting of violations of this Code to an appropriate person or persons identified in the Code; and v) accountability for adherence to the Code.

Proxy Voting Policies

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser, subject to the Board’s continuing oversight.  The Policies require that Adviser vote, or cause to be voted, proxies received in a manner consistent with the best interests of the Fund and its shareholders.  The Policies also require the Adviser to present to the Board, at least annually, the Adviser's Proxy Policies and a record of each proxy voted by the Adviser on behalf of the Fund, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest.

A copy of the Adviser's proxy voting policies is attached hereto as Appendix A.

More information. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling the Fund at 1-877-238-2406 and (2) on the U.S. SEC ’s website at http://www.sec.gov and will be sent within three business days of receipt of a request.

THE DISTRIBUTOR

Northern Lights Distributors, LLC, located at 17605 Wright Street , Omaha, Nebraska 6813 0 (the “Distributor”) serves as the principal underwriter and national distributor for the shares of the Trust pursuant to an Underwriting Agreement with the Trust (the “Underwriting Agreement”). The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934 and each state’s securities laws and is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). The offering of the Fund’s shares are continuous. The Underwriting Agreement provides that the Distributor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Fund’s shares. Michael Miola is an affiliated person of the Trust and the Distributor.

The Underwriting Agreement provides that, unless sooner terminated, it will continue in effect for two years initially and thereafter shall continue from year to year, subject to annual approval by (a) the Board or a vote of a majority of the outstanding shares, and (b) by a majority of the Trustees who are not interested persons of the Trust or of the Distributor by vote cast in person at a meeting called for the purpose of voting on such approval.

The Underwriting Agreement may be terminated by the Fund at any time, without the payment of any penalty, by vote of a majority of the entire Board of the Trust or by vote of a majority of the outstanding shares of the Fund on 60 days' written notice to the Distributor, or by the Distributor at any time, without the payment of any penalty, on 60 days' written notice to the Fund. The Underwriting Agreement will automatically terminate in the event of its assignment.

The following table sets forth the total compensation received by the Distributor from the Fund during the fiscal year ended July 31, 2012:

Fund	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Generations Multi-Strategy Fund	$0	$0	$0	$0

The Distributor also receives 12b-1 fees from the Funds as described under the following section entitled “Rule 12b-1 Plan”.

Rule 12b-1 Plan

The Trust has adopted a Distribution Plan and Agreement (the "Plan") pursuant to Rule 12b-1 under the 1940 Act for the Fund’s shares pursuant to which the Fund is authorized to pay fees to the Distributor for providing distribution and/or shareholder services to the Fund at an annual rate of up to 0.25% of the average net assets of the Fund as compensation for the Distributor providing account maintenance and distribution services to shareholders.  Such fees are to be paid by the Fund monthly, or at such other intervals, as the Board shall determine.  Such fees shall be based upon the Fund's average daily net assets during the preceding month, and shall be calculated and accrued daily. The Fund may pay fees to the Distributor at a lesser rate, as agreed upon by the Board of Trustees of the Trust and the Distributor.  The Plan authorizes payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services.

During the fiscal year ended July 31, 2012 the Fund’s shares paid $169,253 in distribution related fees pursuant to the Rule 12b-1. During the fiscal year ended July 31, 2011 the Fund’s shares paid $179,339 in distribution related fees pursuant to the Rule 12b-1. For the fiscal year indicated below, the Fund incurred the following allocated distribution expenses:

Actual 12b-1 Expenditures Paid by Generations Multi-Strategy Fund

 Shares During the Fiscal Year Ended July 31,  2012

Total Dollars Allocated
Advertising/Marketing	None
Printing/Postage	None
Payment to distributor	$17,249
Payment to dealers	$16,584
Compensation to sales personnel	None
Other	$135,420
Total	$169,253

PORTFOLIO MANAGER

Ryan M. Long, CFA is the Portfolio Manager of the Fund, and is responsible for the day-to-day management of the Fund.  As of July 31, 201 2 , he was responsible for the management of the following types of accounts in addition to the Generations Multi-Strategy Fund:

Account Type	Number of Accounts by Account Type	Total Assets By Account Type	Number of Accounts by Type Subject to a Performance Fee	Total Assets By Account Type Subject to a Performance Fee
Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	5,491	$734,271,363	0	$0

Conflicts of Interest

The Adviser has not identified any material conflicts between the Fund and other accounts managed by the portfolio manager.  However, actual or apparent conflicts of interest may arise in connection with the day-to-day management of the Fund and other accounts. The management of the Fund and other accounts may result in unequal time and attention being devoted to the Fund and other accounts. Another potential conflict of interest may arise where another account has the same investment objective as the Fund, whereby the portfolio manager could favor one account over another. Further, a potential conflict could include the portfolio manager’s knowledge about the size, timing and possible market impact of Fund trades, whereby he could use this information to the advantage of other accounts and to the disadvantage of the Fund. These potential conflicts of interest could create the appearance that the portfolio manager is favoring one investment vehicle over another.

Compensation.

The portfolio manager receives a fixed salary based on tenure, experience, contribution to the management process including investment ideas and recommended actions, trading and compliance responsibilities and may be eligible for a discretionary bonus.

Ownership of Securities.

The following table shows the dollar range of equity securities beneficially owned by the portfolio manager in the Generations Multi-Strategy Fund as of July 31, 2012.

Name of Portfolio Manger	Dollar Range of Equity Securities in the Fund
Ryan Long	None

ALLOCATION OF PORTFOLIO BROKERAGE

Specific decisions to purchase or sell securities for the Fund are made by the portfolio manager, who is an employee of the Adviser.  The Adviser is authorized by the Trustees to allocate the orders placed by it on behalf of the Fund to brokers or dealers who may, but need not, provide research or statistical material or other services to the Fund or the Adviser for the Fund’s use. Such allocation is to be in such amounts and proportions as the Adviser may determine.

In selecting a broker or dealer to execute each particular transaction, the Adviser will take the following into consideration:

•

the best net price available;

•

the reliability, integrity and financial condition of the broker or dealer;

•

the size of and difficulty in executing the order; and

•

the value of the expected contribution of the broker or dealer to the investment performance of the Fund on a continuing basis.

Brokers or dealers executing a portfolio transaction on behalf of the Fund may receive a commission in excess of the amount of commission another broker or dealer would have charged for executing the transaction if the Adviser determines in good faith that such commission is reasonable in relation to the value of brokerage, research and other services provided to the Fund ("soft dollar arrangement(s)"). In allocating portfolio brokerage, the Adviser may select brokers or dealers who also provide brokerage, research and other services to other accounts over which the Adviser exercises investment discretion. Some of the services received as the result of Fund transactions may primarily benefit accounts other than the Fund’s, while services received as the result of portfolio transactions effected on behalf of those other accounts may primarily benefit the Fund.     For the fiscal year ended July 31, 2010, the Fund paid brokerage commissions of $18,881. For the fiscal year ended July 31, 2011, the Fund paid brokerage commissions of $37,931. No commissions were paid to brokerage affiliates of the Adviser .. For the fiscal year ended July 31, 2012, the Fund paid brokerage commissions of $24,144.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. The calculation excludes from both the numerator and the denominator securities with maturities at the time of acquisition of one year or less. High portfolio turnover involves correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by the Fund. A 100% turnover rate would occur if all of the Fund’s portfolio securities were replaced once within a one-year period.

For the fiscal year ended July 31, 2010, the Fund’s portfolio turnover rate was 32%.  For the fiscal year ended July 31, 2011, the Fund’s portfolio turnover rate was 88%.   For the fiscal year ended July 31, 2012, the Fund’s portfolio turnover rate was 52%.

OTHER SERVICE PROVIDERS

Fund Administration, Fund Accounting and Transfer Agent Services

Gemini Fund Services, LLC (“GFS”), which has its principal office at 450 Wireless Blvd., Hauppauge, New York 11788, serves as administrator, fund accountant and transfer agent for the Fund pursuant to a Fund Services Agreement (the “Agreement”) with the Fund and subject to the supervision of the Board.  GFS is primarily in the business of providing administrative, fund accounting and transfer agent services to retail and institutional mutual funds. GFS is an affiliate of the Distributor. GFS may also provide persons to serve as officers of the Fund. Such officers may be directors, officers or employees of GFS or its affiliates.

The Agreement became effective on July 1, 2009 and will remain in effect for two years from the applicable effective date for the Fund and will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board.  The Agreement is terminable by the Board or GFS on 90 days’ written notice and may be assigned by either party, provided that the Trust may not assign this agreement without the prior written consent of GFS. The Agreement provides that GFS shall be without liability for any action reasonably taken or omitted pursuant to the Agreement.

Under the Agreement, GFS performs administrative services, including:  (1) monitor the performance of administrative and professional services rendered to the Trust by others service providers; (2) monitor Fund holdings and operations for post-trade compliance with the Fund’s registration statement and applicable laws and rules; (3) prepare and coordinate the printing of semi-annual and annual financial statements; (4) prepare selected management reports for performance and compliance analyses; (5) prepare and disseminate materials for and attend and participate in meetings of the Board; (6) determine income and capital gains available for distribution and calculate distributions required to meet regulatory, income, and excise tax requirements; (7) review the Trust's federal, state, and local tax returns as prepared and signed by the Trust's independent public accountants; (8) prepare and maintain the Trust's operating expense budget to determine proper expense accruals to be charged to each Fund to calculate its daily net asset value; (9) assist in and monitor the preparation, filing, printing and where applicable, dissemination to shareholders of amendments to the Trust’s Registration Statement on Form N-1A, periodic reports to the Trustees, shareholders and the SEC, notices pursuant to Rule 24f-2, proxy materials and reports to the SEC on Forms N-SAR, N-CSR, N-Q and N-PX; (10) coordinate the Trust's audits and examinations by assisting each Fund’s independent public accountants; (11) determine, in consultation with others, the jurisdictions in which shares of the Trust shall be registered or qualified for sale and facilitate such registration or qualification; (12) monitor sales of shares and ensure that the shares are properly and duly registered with the SEC; (13) monitor the calculation of performance data for the Fund; (14) prepare, or cause to be prepared, expense and financial reports; (15) prepare authorization for the payment of Trust expenses and pay, from Trust assets, all bills of the Trust; (16) provide information typically supplied in the investment company industry to companies that track or report price, performance or other information with respect to investment companies; (17) upon request, assist each Fund in the evaluation and selection of other service providers, such as independent public accountants, printers, EDGAR providers and proxy solicitors (such parties may be affiliates of GFS); (18) perform other services, recordkeeping and assistance relating to the affairs of the Trust as the Trust may, from time to time, reasonably request.

For the administrative services rendered to the Fund by GFS, the Fund pays GFS a fee equal to the greater of a minimum fee of $40,000 or 0.08% on the first $100 million of net assets, 0.06% on the next $150 million of net assets and 0.05% on net assets greater than $250 million. The Fund also pays GFS for any out-of-pocket expenses.   For the fiscal year ended July 31, 2010, the Fund paid $46,390 for administrative fees. For the fiscal year ended July 31, 2011, the Fund paid $56,337 for administrative fees. For the fiscal year ended July 31, 2012, the Fund paid $54,271 for administrative fees.

GFS, also provides the Fund with accounting services, including:  (i) daily computation of net asset value; (ii) maintenance of security ledgers and books and records as required by the 1940 Act; (iii) production of the Fund’s listing of portfolio securities and general ledger reports; (iv) reconciliation of accounting records; (v) calculation of yield and total return for the Fund; (vi) maintaining certain books and records described in Rule 31a-1 under the 1940 Act, and reconciling account information and balances among the Fund’s custodian and Adviser; and (vii) monitoring and evaluating daily income and expense accruals, and sales and redemptions of shares of the Fund.

For the fund servicing services rendered to the Fund under the Agreement, the Fund pays GFS an annual fee of $24,000, plus 0.02% on net assets of $25 million to $100 million and 0.01% on net assets greater than $100 million. The Fund also pays GFS for any out-of-pocket expenses.   For the fiscal year ended July 31, 2010, the Fund paid $33,729 for fund accounting fees. For the fiscal year ended July 31, 2011, the Fund paid $35,730 for fund accounting fees. For the fiscal year ended July 31, 2012, the Fund paid $37,908 for fund accounting fees.

Transfer Agent

GFS also acts as transfer, dividend disbursing, and shareholder servicing agent for the Fund pursuant to the Agreement. Under the agreement, GFS is responsible for administering and performing transfer agent functions, dividend distribution, shareholder administration, and maintaining necessary records in accordance with applicable rules and regulations.

For such services rendered to the Fund under the Agreement, the Fund pays GFS a fee equal to the greater of (i) a minimum fee of $15,000 and (ii) $14.00 per open account and $2.00 per closed account. The Fund also pays GFS for any out-of-pocket expenses. For the fiscal year ended July 31, 2010, the Fund paid $59,772 for transfer agency fees.  For the fiscal year ended July 31, 2011, the Fund paid $22,282 for transfer agency fees.   For the fiscal year ended July 31, 2012, the Fund paid $12,905 for transfer agency fees.

Custodian

Fifth Third Bank (the “Custodian”), Mail Drop 1090CC, 38 Fountain Square Plaza, Cincinnati, OH 45263, serves as the custodian of the Fund’s assets pursuant to a Custody Agreement by and between the Custodian and the Trust on behalf of the Fund.  The Custodian’s responsibilities include safeguarding and controlling the Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Fund may employ foreign sub-custodians that are approved by the Board to hold foreign assets.

Compliance Officer

Northern Lights Compliance Services, LLC (“NLCS”), 17605 Wright Street, Omaha, NE 68130 , an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between NLCS and the Trust.   For the fiscal year ended July 31, 2010, the Fund paid $14,106 for compliance service fees. For the fiscal year ended July 31, 2011, the Fund paid $15,855 for compliance service fees. For the fiscal year ended July 31, 2012, the Fund paid $17,627 for compliance service fees.

DESCRIPTION OF SHARES

Each share of beneficial interest of the Trust has one vote in the election of Trustees. Cumulative voting is not authorized for the Trust. This means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees if they choose to do so, and, in that event, the holders of the remaining shares will be unable to elect any Trustees.

Shareholders of the Trust and any other future series of the Trust will vote in the aggregate and not by series except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interest of the shareholders of a particular series. Matters such as ratification of the independent public accountants and election of Trustees are not subject to separate voting requirements and may be acted upon by shareholders of the Trust voting without regard to series.

The Trust is authorized to issue an unlimited number of shares of beneficial interest.  Each share has equal dividend, distribution and liquidation rights. There are no conversion or preemptive rights applicable to any shares of the Fund. All shares issued are fully paid and non-assessable.

ANTI-MONEY LAUNDERING PROGRAM

The Trust has established an Anti-Money Laundering Compliance Program (the “Program”) as required by Section 352 the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Trust’s Program is written and has been approved by the Fund’s Board of Trustees.  The Program provides for the development of policies, procedures and internal controls reasonably designed to prevent money laundering, the designation of an anti-money laundering compliance officer who is responsible for implementing and monitoring the Program, ongoing anti-money laundering training for appropriate persons and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established reasonable anti -money laundering procedures, have reported suspicious and/or fraudulent activity and have completed thorough reviews of all new opening account applications. The Trust will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

As a result of the Program, the Trust may be required to “freeze” the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Trust may be required to transfer the account or proceeds of the account to a governmental agency.

PURCHASE, REDEMPTION AND PRICING OF SHARES

Calculation of Share Price

As indicated in the Prospectus under the heading "How Shares are Priced," NAV of the Fund's shares is determined by dividing the total value of the Fund's portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of the Fund.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are available are stated at market value. Market value is generally determined on the basis of last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the last bid price. Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern time) (the "NYSE Close") on each day that the New York Stock Exchange is open. For purposes of calculating the NAV, the Fund normally uses pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

In unusual circumstances, instead of valuing securities in the usual manner, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board or their designees, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

A Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable.  These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board.  The Board has delegated execution of these procedures to a fair value team composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this proces and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Value Team and Valuation Process.  This team is composed of one of more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the adviser or sub-adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund's holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards For Fair Value Determinations.  As a general principle, the fair value of a security is the amount that a Fund might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("FAS 157"). In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment.  FAS 157 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

Various inputs are used in determining the value of each Fund's investments relating to FAS 157.  These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The fair value team takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Fund with respect to the valuation of the security; (v) whether the same or similar securities are held by other Funds managed by the adviser (or sub-adviser) or other Funds and the method used to price the security in those Funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

Board of Trustees Determination.  The Board of Trustees meets at least quarterly to consider the valuations provided by fair value team and ratify valuations for the applicable securities. The Board of Trustees considers the reports provided by the fair value team, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities.

The Trust expects that the holidays upon which the Exchange will be closed are as follows: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Purchase of Shares

Orders for shares received by the Fund in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at net asset value per share computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined net asset value per share.

Redemption of Shares

The Fund will redeem all or any portion of a shareholder's shares of the Fund when requested in accordance with the procedures set forth in the "Redemptions" section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times:

(a) when the NYSE is closed, other than customary weekend and holiday closings;

(b) when trading on that exchange is restricted for any reason;

(c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably   practicable for the Fund to fairly determine the value of its net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or

(d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the net asset value next determined after the termination of the suspension.

Supporting documents in addition to those listed under “Redemptions” in the Prospectus will be required from executors, administrators, Trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, Trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

TAX STATUS

The following discussion is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. All shareholders should consult a qualified tax adviser regarding their investment in the Fund.

The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), and intends to continue to so qualify, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net capital gain, which are distributed to shareholders in accordance with the applicable timing requirements. Net investment income and net capital gain of the Fund will be computed in accordance with Section 852 of the Code.

Net investment income is made up of dividends and interest less expenses. Net capital gain for a fiscal year is computed by taking into account any capital loss carry forward of the Fund. Capital losses incurred in tax years beginning December 22, 2010 may now be carried forward indefinitely and retain the character of the original loss.  Under previously-enacted laws, capital losses could be carried forward to offset any capital gains for eight years, and carried forward as short-term capital, irrespective of the character of the original loss.  Capital loss carry forwards are available to offset future realized capital gains. To the extent that these carry forwards are used to offset future capital gains it is probable that the amount offset will not be distributed to shareholders.

The Fund intends to distribute all of its net investment income, any excess of net short-term capital gains over net long-term capital losses, and any excess of net long-term capital gains over net short-term capital losses in accordance with the timing requirements imposed by the Code and therefore should not be required to pay any federal income or excise taxes. Distributions of net investment income and net capital gain will be made after the end of each fiscal year, and no later than December 31 of each year. Both types of distributions will be in shares of the Fund unless a shareholder elects to receive cash.

To be treated as a regulated investment company under Subchapter M of the Code, the Fund must also (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holding so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (ii) not more than 25% of the value of its assets is invested in the securities of (other than U.S. government securities or the securities of other regulated investment companies) any one issuer, two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

The Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and capital gain under a prescribed formula contained in Section 4982 of the Code. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its capital gain net income (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of tax consequences is for the general information of shareholders that are subject to tax. Shareholders that are IRAs or other qualified retirement plans are exempt from income taxation under the Code.

Distributions of taxable net investment income and the excess of net short-term capital gain over net long-term capital loss are taxable to shareholders as ordinary income.

Distributions of net capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Trust have been held by such shareholders.

A redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in his or her Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Distributions of taxable net investment income and net capital gain will be taxable as described above, whether received in additional cash or shares. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date.

All distributions of taxable net investment income and net capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of taxable net investment income and net capital gain and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

Options, Futures, Forward Contracts and Swap Agreements

To the extent such investments are permissible for the Fund, the Fund's transactions in options, futures contracts, hedging transactions, forward contracts, straddles and foreign currencies will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains and convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

To the extent such investments are permissible, certain of the Fund's hedging activities (including its transactions, if any, in foreign currencies or foreign currency-denominated instruments) are likely to produce a difference between its book income and its taxable income. If the Fund's book income exceeds its taxable income, the distribution (if any) of such excess book income will be treated as (i) a dividend to the extent of the Fund's remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund's book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regular investment company that is accorded special tax treatment.

Passive Foreign Investment Companies

Investment by the Fund in certain "passive foreign investment companies" ("PFICs") could subject the Fund to a U.S. federal income tax (including interest charges) on distributions received from the company or on proceeds received from the disposition of shares in the company, which tax cannot be eliminated by making distributions to Fund shareholders. However, the Fund may elect to treat a PFIC as a "qualified electing fund" ("QEF”), in which case the Fund will be required to include its share of the company's income and net capital gains annually, regardless of whether it receives any distribution from the company.

The Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings "to the market" as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund's taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed for the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund's total return.

Foreign Currency Transactions

The Fund's transactions in foreign currencies, foreign currency-denominated debt securities and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

Foreign Taxation

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to "pass through" to the Fund's shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will "pass through" for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder's U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund's income will flow through to shareholders of the Fund. With respect to the Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund. The foreign tax credit can be used to offset only 90% of the revised alternative minimum tax imposed on corporations and individuals and foreign taxes generally are not deductible in computing alternative minimum taxable income.

Original Issue Discount and Pay-In-Kind Securities

Current federal tax law requires the holder of a U.S. Treasury or other fixed income zero coupon security to accrue as income each year a portion of the discount at which the security was purchased, even though the holder receives no interest payment in cash on the security during the year. In addition, pay-in-kind securities will give rise to income, which is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount ("OID") is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the "accrued market discount" on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities. Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

The Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Shareholders of the Fund may be subject to state and local taxes on distributions received from the Fund and on redemptions of the Fund’s shares.

A brief explanation of the form and character of the distribution accompany each distribution. In January of each year the Fund issues to each shareholder a statement of the federal income tax status of all distributions.

Shareholders should consult their tax advisers about the application of federal, state and local and foreign tax law in light of their particular situation.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker, LLP, located at 1818 Market Street, Suite 2400, Philadelphia, PA 19103 as its independent registered public accounting firm for the current fiscal year.  The firm provides services including (i) audit of annual financial statements, and (ii) assistance and consultation in connection with SEC filings.

LEGAL COUNSEL

Thompson Hine LLP, 41 South High Street, Suite 1700, Columbus, Ohio 43215 serves as the Trust's legal counsel.

FINANCIAL STATEMENTS

The financial statements and report of the independent registered public accounting firm required to be included in this SAI will be incorporated by reference in the Annual Report for the Fund for the fiscal period ended July 31, 201 2 .. You can obtain a copy of the Annual Report without charge by calling the Fund at 1-877-238-2406.

APPENDIX A

Three G Financial, LLC

PROXY VOTING PROCEDURES

3.     P ROXY VOTING

Pursuant to rules established by the SEC under the 1940 Act Three G has adopted formal, written guidelines for proxy voting.    Three G will implement voting policies and decisions for all securities held by the Fund.

Proxy voting will be carried out with the overall goals of maximizing the value of the Fund’s investments, promoting accountability of a company’s management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company’s business and operations.  Each proxy vote will be evaluated individually and voted based on the spirit of the above mentioned goals.

3.1      Form N-PX/Annual Report of Proxy Voting Record

Form N-PX is used by Funds to file reports with the SEC containing the Fund’s proxy voting record for the most recent 12-month period ended June 30.     The Form must be filed not later than August 31 of each year.

Three G understands that it is responsible for collecting the information necessary so that the Fund Administrator can file Form N-PX.

Three G’s compliance officer shall for the 12-month period ended June 30 complete Form N-PX.  Completed Form N-PX shall be sent to the Fund’s Administrator who shall file Form N-PX with the SEC.

3.2      Proxy Procedure

Three G has adopted procedures to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following:

Voting Procedures

A.  GLOSSARY OF TERMS

Non-Routine Proxy Proposals shall mean:

•

Proxy proposals that are to be considered on a case-by-case basis,

•

Proxy proposals that Three G generally abstains from voting on, and

•

Proxy proposals that are not addressed by the Principles and Guidelines section of the Proxy Voting Policy and Procedures.

Proxy Manager shall be Phil Diamond.

Proxy Committee shall be comprised of the following person(s): Phil Diamond

Ryan Long Todd Sakoda Brent Hicks

A quorum of the Proxy Committee shall be comprised of at least one member.

Routine Proxy Proposals   shall   mean   proxy   proposals   that   the   Proxy Manager shall cast either yes or no votes in accordance with the Principles and Guidelines noted below.

B. PRINCIPLES AND GUIDELINE

Principles

Proxy voting will be carried out with the overall goals of maximizing the value of the Fund’s investments, promoting accountability of a company’s management and board of directors to its shareholders, aligning the interests of management with those of shareholders, and increasing transparency of a company’s business and operations.  Each proxy vote will be evaluated individually and voted based on the spirit of the above mentioned goals.

Three G will vote proxies in the best interests of the Fund and its clients and will generally vote for, against, consider on a c a s e - b y - c a s e basis, or abstain from voting as indicated below.   Because of the extenuating circumstances associated with specific proxy issues, Three G’s votes may differ from time to time from the indications noted.  In addition, the list may not include all proxies on which Three G votes.  Three G will also act, in our best judgment, on behalf of the Fund and its clients on certain corporate actions that impact shareholder value, such as tender offers and bankruptcy proceedings.

Voting Guidelines

Routine Business Decisions and Director Related Proposals

❖

Advisor votes for:

•

Name changes

•

Directors in uncontested elections

•

Elimination/limitation of directors’ liability

•

Indemnification of directors

•

Reincorporation that is not a takeover defense

❖

Advisor considers on a c a s e - b y- c a s e basis:

•

Directors in contested elections

•

Approval of auditors.

Corporate Governance

❖

Advisor votes for:

•

Majority independent board

•

Audit, compensation & nominating committees that are comprised exclusively of independent directors Minimum director share ownership

•

Separate offices of chairperson and CEO

•

Limitation on number of other board seats

•

Confidential voting

•

Shareholders’ ability to remove directors

•

Shareholder right to call special meetings

❖

Advisor votes against:

•

Supermajority vote requirements

•

Limiting directors ’ tenure

•

Restrictions on shareholders to act by written consent

❖

Advisor considers on a c a s e - b y - c a s e basis:

•

Shareholder proposals

•

Dissident proxy battle

Director and Executive Compensation

❖

Advisor votes for:

•

Disclosure of executive compensation

❖

Advisor votes against:

•

Golden and tin parachutes

❖

Advisor considers on a c a s e - b y - c a s e basis:

•

Restricting executive compensation

•

Executive compensation plans

•

Establish/Increase  share  option  plans  for  directors  and executives

Take-Over Defense

❖

Advisor votes against:

•

Reincorporation to prevent takeover

•

Issue  new  class  of  common  stock  with  unequal  voting rights

•

Adoption of fair price amendments

•

Establish a classified (or “staggered”) board of directors

•

Eliminating cumulative voting

•

Poison pills

•

Blank check preferred stock

Capital Structure

❖

Advisor votes for:

•

Increase   authorized   common   stock   (unless   additional stock is a takeover defense, i.e., poison pill).

•

Share  repurchase  programs  (when  all  shareholders  may participate on equal terms)

❖

Advisor votes against:

•

Unequal voting rights, such as dual class of stock

•

Pre-emptive rights

❖

Advisor considers on a c a s e - b y- c a s e basis:

•

Increase preferred stock

•

Blank check preferred stock (not for takeover defense)

•

Restructuring plans

Other Shareholder Value Issues

❖

Advisor votes for:

•

Employee stock ownership plans (ESOPs)

•

Employee stock purchase plans

•

401(k) plans

❖

Advisor votes against:

•

Greenmail

❖

Advisor considers on a c a s e - b y - c a s e basis:

•

Mergers and acquisitions

•

Spin-offs and asset sales

Corporate, Social and Environmental Policy Proposals

As noted above, Three G’s fiduciary responsibility is the maintenance and growth of our clients’ assets.  Accordingly, Three G will typically vote  in  accordance  with  management’ s   recommendations  or abstain  from  voting  on  proposals  concerning corporate  policy  and social  and  environmental  issues. When  such  proposals  impact shareholder value, Three G may vote on a case-by-case basis.

C.  Conflicts of Interest

On occasion, a conflict of interest may exist between Three G and the Fund and its clients regarding the outcome of certain proxy votes.   In such cases, Three G is committed to resolving the conflict in the best interest of the Fund and its clients before we vote the proxy in question.

If the proxy proposal is a Routine Proxy Proposal, Three G  will typically adhere to the standard procedure of referring to the principles and guidelines described herein in deciding how to vote.  Alternatively, Three G may disclose the conflict to our clients and obtain their consent before voting or seek the recommendation of an independent third party in deciding how to vote.

If the proxy proposal is a Non-Routine Proxy Proposal, Three G will take any of the following courses of action to resolve the conflict:

❖

Disclose the conflict to the  Fund and its clients and obtain consent before voting;

❖

Suggest that the Fund and its clients engage another party to determine how the proxy should be voted; or

❖

Vote according to the recommendation of an independent third party, such as a:

•

proxy consultant;

•

research analyst;

•

proxy voting department of a mutual fund or pension fund; or

•

compliance consultant.

D.  Obtaining  More Information

The Fund and its clients may obtain a record of Three G’ s proxy voting, free of charge, by calling (503) 445-1957.

3.3      Mutual Fund Proxy (Mirror) Voting

Three G serves as investment adviser to Funds that invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) Act, to handle proxies received from Underlying Funds in a certain manner.  Notwithstanding the guidelines provided in the above proxy voting procedures, for all proxies received from any Underlying Funds, it is the  policy of  Three  G  to  vote  them  in  the  same  proportion that  all  shares  of  the Underlying Funds are  voted, or in  accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act.  After properly voted, the proxy materials are placed in a file maintained by the Chief Compliance Officer for future reference.

Therefore, when voting the proxy of an Underlying Fund, the proxy voting form letter below will be attached to the ballot.

[ADVISER LETTERHEAD]

Dear

 [NAMED PROXY ON BALLOT]:

Thank you for your proxy statement dated

..

PLEASE READ THIS LETTER  CAREFULLY  AS IT PROVIDES VOTING INSTRUCTIONS NOT AVAILABLE ON THE ATTACHED BALLOT.

Generations Multi-Strategy Fund, the owner of the shares to be voted, is itself an open- end mutual fund (an unaffiliated "Fund of Funds") under the Investment Company Act of

1940, as amended (the "1940 Act"). As a Fund investing in other open-end mutual funds, the Generations Multi-Strategy Fund is subject to Rule 12d-1(f)under the 1940 Act. Rule

12d-1(f) requires that shares of underlying investment companies be voted "in the same proportion as the vote of all other holders of such security."

Therefore, our voting instructions for this proxy are as follows:

With respect to each proposal on the attached proxy ballot, please vote our shares in the same proportion as the vote of all other holders of such security.

Please call me at (

)

 with any comments or questions. Sincerely,

[PROXY VOTING OFFICER OR AGENT]

 Northern Lights Fund Trust

PART C

OTHER INFORMATION

ITEM 28.

EXHIBITS.

(a)(1)

Agreement and Declaration of Trust dated January 19, 2005, as amended December 14, 2009 previously filed on March 24, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 133, and hereby incorporated by reference.

(a)(2)

Certificate of Trust as filed with the State of Delaware on January 19, 2005. Previously filed on February 18, 2005 to the Registrant's Registration Statement on Form N-1A, and hereby incorporated by reference.

(b)

By-Laws, effective as of January 19, 2005, as amended December 14, 2009, previously filed on March 24, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 133, and hereby incorporated by reference

(c)

Instruments Defining Rights of Security Holders. See Article III, “Shares” and Article V “Shareholders’ Voting Powers and Meetings” of the Registrant’s Agreement and Declaration of Trust. See also, Article II, “Meetings of Shareholders” of the Registrant’s By-Laws.

(d)(1)

Investment Advisory Agreement between the Registrant, with respect to the Adaptive Allocation Fund (previously known as Critical Math Fund), and Critical Math Advisors LLC, previously filed on January 30, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 8, and hereby incorporated by reference.

(d)(2)

Investment Advisory Agreement between the Registrant, with respect to The Biondo Growth Fund, and Biondo Investment Advisors, LLC, previously filed on April 24, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 11, and hereby incorporated by reference.

(d)(3)

Investment Advisory Agreement between Arrow Investment Advisors, LLC and the Registrant, with respect to the Arrow DWA Balanced Fund and Arrow DWA Tactical Fund, previously filed on June 2, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 45, and hereby incorporated by reference. Updated Investment Advisory Agreement to include Arrow DWA Systematic RS Fund to be filed by amendment.

(d)(4)

Sub-Advisory Agreement between Arrow Investment Advisors, LLC and Dorsey, Wright & Associates, Inc., with respect to Arrow DWA Balanced Fund, is incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, filed on March 2, 2007.

(d)(5)

Investment Advisory Agreement between the Registrant, with respect to the Autopilot Managed Growth Fund, and Rhoads Lucca Capital Partners, LP, previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.

(d)(6)

Investment Advisory Agreement between the Registrant, with respect to the Changing Parameters Fund, and Changing Parameters, LLC, previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.

(d)(7)

Investment Advisory Agreement between the Registrant, with respect to the Pacific Financial Core Equity Fund, the Pacific Financial Explorer Fund, the Pacific Financial International Fund, the Pacific Financial Strategic Conservative Fund and the Pacific Financial Tactical Fund, and The Pacific Financial Group, Inc., previously filed on May 10, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 21, and hereby incorporated by reference.

(d)(8)

Investment Advisory Agreement between the Registrant, with respect to Gratio Values Fund, and Sherwood Advisors, LLC (D.B.A. Gratio Capital) previously filed on October 20, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 109, and hereby incorporated by reference.

(d)(9)

Investment Advisory Agreement between the Registrant, with respect to Arrow Alternative Solutions Fund, and Arrow Investment Advisors, LLC, previously filed on July 31, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 27, and hereby incorporated by reference.

(d)(10)

Investment Advisory Agreement between the Registrant, with respect to Sierra Core Retirement Fund and Wright Fund Management, LLC, previously filed on December 17, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 35, and hereby incorporated by reference.

(d)(11)

Investment Advisory Agreement between the Registrant and Wintrust Capital Management Company, LLC (formerly known as Wayne Hummer Asset Management Company), with respect to Wintrust Capital Disciplined Equity Fund (formerly known as Wayne Hummer Large Cap Core Fund), Wayne Hummer Real Estate 130/30 Fund and Wintrust Capital Small Cap Opportunity Fund (formerly known as Wayne Hummer Small Cap Core Fund) previously filed on November 28, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 72, and hereby incorporated by reference.

(d)(12)

Investment Sub-Advisory Agreement between Arrow Investment Advisors, LLC and Dorsey, Wright & Associates, Inc., with respect to Arrow DWA Tactical Fund, previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.

(d)(13)

Investment Advisory Agreement between the Registrant, with respect to EAS Alternatives Fund, EAS Trademark Capital Global Fund and Emerald Asset Advisors, LLC, previously filed on March 7, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 229, and hereby incorporated by reference.

(d)(14)

Investment Advisory Agreement between the Registrant, with respect to KCM Macro Trends Fund and Kerns Capital Management, Inc., previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.

(d)(15)

Investment Advisory Agreement between the Registrant, with respect to EM Capital India Gateway Fund and EM Capital Management, LLC, previously filed on September 8, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 61, and hereby incorporated by reference.

(d)(16)

Investment Advisory Agreement between the Registrant, with respect to the MutualHedge Event Driven Legends Fund and MutualHedge Long-Short Legends Fund, and Equinox Fund Management, LLC, previously filed on October 10, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 65, and hereby incorporated by reference.

(d)(17)

Investment Advisory Agreement between the Registrant, with respect to the Generations Multi-Strategy Fund and Three G Financial, LLC, previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.

(d)(18)

Investment Advisory Agreement between the Registrant, with respect to the Wade Tactical L/S Fund and Wade Financial Group, previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.

(d)(19)

Form of Investment Advisory Agreement between SouthernSun Asset Management, Inc. and the Registrant, on behalf of SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund, previously filed on July 22, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 285, and hereby incorporated by reference.

(d)(20)

Investment Advisory Agreement between the Registrant, with respect to the Toews Hedged Emerging Markets Fund and Toews Corporation previously filed on May 14, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 87, and hereby incorporated by reference.

(d)(21)

Investment Advisory Agreement between the Registrant, with respect to the Leader Short Term Bond Fund and Leader Capital Corp., previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.

(d)(22)	Investment Sub-Advisory Agreement between Arrow Investment Advisors, LLC and Dorsey, Wright & Associates, Inc., with respect to Arrow DWA Systematic RS Fund to be filed by amendment.
(d)(23)

Investment Advisory Agreement between the Registrant, with respect to the CMG Absolute Return Strategies Fund and CMG Capital Management Group, Inc., previously filed on March 9, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 80, and hereby incorporated by reference.

(d)(24)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Anchor Capital Management Group, LLC, with respect to CMG Absolute Return Strategies Fund previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(d)(25)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Traub Capital Management, LLC, with respect to CMG Absolute Return Strategies Fund previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(d)(26)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Heritage Capital, LLC, with respect to CMG Absolute Return Strategies Fund previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(d)(27)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Scotia Partners, Ltd., with respect to CMG Absolute Return Strategies Fund previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(d)(28)

Investment Advisory Agreement between the Registrant, with respect to the Incline Capital Smart Switch Fund and Incline Asset Management, LLC previously filed on January 14, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 121, and hereby incorporated by reference.

(d)(29)

Investment Advisory Agreement between the Registrant, with respect to The Currency Strategies Fund and Sarasota Capital Partners, LLC previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.

(d)(30)

Investment Advisory Agreement between Bull Path Capital Management LLC and the Registrant, with respect to The Long-Short Fund and Bull Path Mid-Cap Growth Fund previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.

(d)(31)

Investment Advisory Agreement between Summit Portfolio Advisors, LLC and the Registrant, with respect to The Collar Fund previously filed on May 11, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 85, and hereby incorporated by reference.

(d)(32)

Investment Advisory Agreement between Montebello Partners, LLC and the Registrant, with respect to the GMG Defensive Beta Fund previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.

(d)(33)

Investment Advisory Agreement between Chariot Advisors, LLC and the Registrant, with respect to the Chariot Absolute Return Currency Fund previously filed on July 10, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 93, and hereby incorporated by reference.

(d)(34)

Investment Sub-Advisory Agreement between Wintrust Capital Management Company, LLC (formerly known as Wayne Hummer Asset Management Company, LLC) and Advanced Investment Partners, LLC, with respect to Wintrust Capital Disciplined Equity Fund (formerly known as Wayne Hummer Large Cap Core Fund) previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.

(d)(35)

Investment Advisory Agreement between BTS Asset Management, Inc. and the Registrant, with respect to the BTS Bond Asset Allocation Fund previously filed on July 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 94, and hereby incorporated by reference.

(d)(36)

Investment Advisory Agreement between Astor Asset Management, LLC and the Registrant, with respect to the Astor Long/Short Fund previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference.

(d)(37)

Investment Advisory Agreement between Rady Asset Management, LLC and the Registrant, with respect to the Rady Opportunistic Value Fund and Rady Contrarian Long/Short Fund (formerly known as Rady Opportunistic Fund and Rady Contrarian Fund) previously filed on September 25, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 106, and hereby incorporated by reference.

(d)(38)

Investment Advisory Agreement between Lacerte Capital Advisors, LLC and the Registrant, with respect to The Guardian Fund previously filed on September 25, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 106, and hereby incorporated by reference.

(d)(39)

Investment Advisory Agreement between Equinox Fund Management, LLC and the Registrant, with respect to MutualHedge Frontier Legends Fund previously filed on January 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 122, and hereby incorporated by reference.

(d)(40)

Interim Investment Advisory Agreement between Winans International Investment Management, Inc. and the Registrant, with respect to Winans Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund) previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference.

(d)(41)

Investment Advisory Agreement between WI Mutual Funds, LLC and the Registrant, with respect to Winans Long/Short Fund previously filed on November 20, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 113, and hereby incorporated by reference.

(d)(42)

Investment Sub-Advisory Agreement between WI Mutual Funds, LLC and Winans International, Inc., with respect to Winans Long/Short Fund previously filed on November 20, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 113, and hereby incorporated by reference.

(d)(43)

Investment Advisory Agreement between Investment Partners Asset Management, Inc. and the Registrant, with respect to Investment Partners Opportunities Fund previously filed on October 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 111, and hereby incorporated by reference.

(d)(44)

Sub-Advisory Agreement between the Registrant, with respect to the Generations Multi-Strategy Fund and FocusPoint Solutions, Inc. previously filed on January 14, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 121, and hereby incorporated by reference.

(d)(45)

Investment Advisory Agreement between Biondo Investment Advisors, LLC and the Registrant, with respect to The Biondo Focus Fund previously filed on January 14, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 121, and hereby incorporated by reference.

(d)(46)

Investment Advisory Agreement between Toews Corporation and the Registrant, with respect to Toews Hedged International Fund, Toews Hedged High Yield Fund, Toews Hedged Large-Cap Fund and Toews Hedged Small & Mid Cap Fund previously filed on June 4, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 156, and hereby incorporated by reference.

(d)(47)

Investment Advisory Agreement between Strategic Investing Funds, LLC and the Registrant, with respect to the Strategic Investing Long/Short Fund previously filed on January 28, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 124, and hereby incorporated by reference.

(d)(48)

Investment Advisory Agreement between Arrow Investment Advisors, LLC and the Registrant, with respect to Arrow Managed Futures Trend Fund previously filed on April 28, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 146, and hereby incorporated by reference.

(d)(49)

Investment Advisory Agreement between Capstone Investment Financial Group, Inc. and the Registrant, with respect to CIFG MaxBalancedSM Fund previously filed on March 24, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 133, and hereby incorporated by reference

(d)(50)

Sub-Advisory Agreement between Capstone Investment Financial Group, Inc and Dunn Warren Investment Advisors, LLC, with respect to the CIFG MaxBalancedSM Fund previously filed on March 24, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 133, and hereby incorporated by reference

(d)(51)

Investment Advisory Agreement between Mount Yale Asset Management, LLC and the Registrant, with respect to Princeton Futures Strategy Fund previously filed on July 8, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 164, and hereby incorporated by reference.

(d)(52)

Sub-Advisory Agreement between Mount Yale Asset Management, LLC and 6800 Capital, LLC, with respect to the Princeton Futures Strategy Fund previously filed on June 15, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 161, and hereby incorporated by reference

(d)(53)

Sub-Advisory Agreement between Mount Yale Asset Management, LLC and Congress Asset Management Company, LLP, with respect to the Princeton Futures Strategy Fund previously filed on June 15, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 161, and hereby incorporated by reference.

(d)(54)

Investment Advisory Agreement between Chadwick & D’Amato, LLC and the Registrant, with respect to Chadwick & D’Amato Fund previously filed on June 10, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 157, and hereby incorporated by reference.

(d)(55)

Investment Advisory Agreement between 13D Management, LLC and the Registrant, with respect to 13D Activist Fund previously filed on December 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 345, and hereby incorporated by reference.

(d)(56)

Investment Advisory Agreement between Capstone Investment Financial Group, Inc. and the Registrant, with respect to CIFG MaxOppSM Fund previously filed on July 14, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 165, and hereby incorporated by reference.

(d)(57)

Sub-Advisory Agreement between Capstone Investment Financial Group, Inc and Dunn Warren Investment Advisors, LLC, with respect to the CIFG MaxOppSM Fund previously filed on July 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 167, and hereby incorporated by reference.

(d)(58)

Investment Advisory Agreement between Leader Capital Corp. and the Registrant, with respect to Leader Total Return Fund previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.

(d)(59)

Investment Advisory Agreement between Altegris Advisors, LLC and the Registrant, with respect to Altegris Managed Futures Strategy Fund previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.

(d)(60)

Investment Sub-Advisory Agreement between Altegris Advisors, LLC and Rodney Square Management Corporation, with respect to Altegris Managed Futures Strategy Fund previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference

(d)(61)

Investment Advisory Agreement between W.E. Donoghue & Co., Inc. and the Registrant, with respect to Power Income Fund previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.

(d)(62)

Investment Advisory Agreement between Portfolio Strategies, Inc. and the Registrant, with respect to PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund and PSI Tactical Growth Fund previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.

(d)(63)

Investment Advisory Agreement between RAM Capital Management, LLC and the Registrant, with respect to RAM Risk-Managed Growth Fund previously filed on July 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 166, and hereby incorporated by reference

(d)(64)

Investment Advisory Agreement between Gratio Capital, Inc. and the Registrant, with respect to GoalMine Fixed Income Fund and GoalMine Balanced Growth Fund previously filed on July 8, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 164, and hereby incorporated by reference.

(d)(65)

Investment Advisory Agreement between Bishop Asset Management, LLC and the Registrant, with respect to Bishop Volatility Flex Fund is previously filed on October 7, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 180, and hereby incorporated by reference.

(d)(66)

Investment Advisory Agreement between CWC Advisors, LLC and the Registrant, with respect to CWC Small Cap Aggressive Value Fund previously filed on November 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 186, and hereby incorporated by reference.

(d)(67)

Investment Advisory Agreement between Traub Capital Management, LLC and the Registrant, with respect to The FX Strategy Fund previously filed on January 20, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 201, and hereby incorporated by reference.

(d)(68)

Investment Advisory Agreement between Arrow Investment Advisors, LLC and the Registrant, with respect to Arrow Commodity Strategy Fund was previously filed on June 10, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 272, and hereby incorporated by reference.

(d)(69)

Investment Advisory Agreement between BBW Capital Advisors and the Registrant, with respect to TransWestern Institutional Short Duration Government Bond Fund previously filed on December 2, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 187, and hereby incorporated by reference.

(d)(70)

Investment Sub-Advisory Agreement between BBW Capital Advisors and Loomis, Sayles & Company, L.P., with respect to TransWestern Institutional Short Duration Government Bond Fund previously filed on December 2, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 187, and hereby incorporated by reference.

(d)(71)

Investment Advisory Agreement between 7Twelve Advisors, LLC, and the Registrant, with respect to 7Twelve Balanced Fund previously filed on February 3, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 207, and hereby incorporated by reference.

(d)(72)

Investment Advisory Agreement between Bandon Capital Management, LLC, and the Registrant, with respect to Bandon Isolated Alpha Fixed Income Fund previously filed on December 3, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 189, and hereby incorporated by reference.

(d)(73)

Sub-Advisory Agreement between Bandon Capital Management, LLC and Dix Hills Partners, LLC, with respect to the Bandon Isolated Alpha Fixed Income Fund previously filed on December 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 193, and hereby incorporated by reference.

(d)(74)

Sub-Advisory Agreement between Bandon Capital Management, LLC and Logan Circle Partners, L.P. with respect to the Bandon Isolated Alpha Fixed Income Fund previously filed on December 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 193, and hereby incorporated by reference.

(d)(75)

Investment Advisory Agreement between Beech Hill Advisors, Inc., and the Registrant, with respect to Beech Hill Total Return Fund previously filed on January 5, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 196, and hereby incorporated by reference.

(d)(76)

Investment Advisory Agreement between Clark Capital Management Group, Inc., and the Registrant, with respect to Navigator Equity Hedged Fund previously filed on November 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 186, and hereby incorporated by reference.

(d)(77)

Investment Advisory Agreement between Tatro Capital, LLC, and the Registrant, with respect to Tatro Capital Tactical Appreciation Fund previously filed on February 3, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 207, and hereby incorporated by reference.

(d)(78)

Investment Advisory Agreement between Knollwood Investment Advisors, LLC, and the Registrant, with respect to Grant Park Managed Futures Strategy Fund previously filed on March 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 226, and hereby incorporated by reference.

(d)(79)

Investment Advisory Agreement between GPS Capital Management, LLC, and the Registrant, with respect to GPS Multiple Strategy Fund previously filed on April 21, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 240, and hereby incorporated by reference.

(d)(80)

Investment Advisory Agreement between Risk Paradigm Group, LLC, and the Registrant, with respect to Diversified Risk Parity Fund previously filed on April 21, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 240, and hereby incorporated by reference.

(d)(81)

Investment Advisory Agreement between Genesis Capital LLC, and the Registrant, with respect to SCA Absolute Return Fund and SCA Directional Fund previously filed on April 21, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 240, and hereby incorporated by reference.

(d)(82)

Form of Investment Advisory Agreement between Avant Capital Management, LLC, and the Registrant, with respect to Avant Gold Bullion Strategy Fund previously filed on November 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 327, and hereby incorporated by reference.

(d)(83)	Sub-Advisory Agreement between Emerald Asset Advisors, LLC and CWM, LLC with respect to the EAS Funds to be filed by amendment.
(d)(84)

Form of Investment Advisory Agreement between Altegris Advisors, LLC and the Registrant, with respect to Altegris Macro Strategy Fund previously filed on May 16, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 251, and hereby incorporated by reference.

(d)(85)

Investment Advisory Agreement between Zeo Capital Advisors, LLC and the Registrant, with respect to Zeo Strategic Income Fund previously filed on May 27, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 261, and hereby incorporated by reference.

(d)(86)

Investment Advisory Agreement between Brinton Eaton Associates, Inc. and the Registrant, with respect to The Giralda Fund previously filed on May 4, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 245, and hereby incorporated by reference.

(d)(87)

Form of Investment Advisory Agreement between Van Hulzen Asset Management, LLC and the Registrant, with respect to Iron Horse Fund previously filed on May 11, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 249, and hereby incorporated by reference.

(d)(88)

Investment Advisory Agreement between Mosaic Capital Management, LLC and the Registrant, with respect to Mosaic Managed Futures Strategy Fund previously filed on June 3, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 264, and hereby incorporated by reference.

(d)(89)

Form of Investment Advisory Agreement between Fusion Investment Group, LLC and the Registrant, with respect to Global Fusion Tactical Equity Fund and Global Fusion Long/Short Fund filed on May 23, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 255, and hereby incorporated by reference.

(d)(90)

Form of Investment Advisory Agreement between Astor Asset Management, LLC and the Registrant, with respect to Astor Active Income ETF Fund and Astor Style Preferred Growth ETF Fund previously filed on May 24, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 256, and hereby incorporated by reference.

(d)(91)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and American Independence Financial Services, LLC, with respect to CMG Absolute Return Strategies Fund previously filed on March 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 230, and hereby incorporated by reference.

(d)(92)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Howard Capital Management, Inc. with respect to CMG Absolute Return Strategies Fund previously filed on March 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 230, and hereby incorporated by reference.

(d)(93)

Form of Investment Advisory Agreement between Altrius Institutional Asset Management, LLC and the Registrant, with respect to Altrius Small Cap Value Fund previously filed on June 13, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 273, and hereby incorporated by reference.

(d)(94)

Form of Investment Advisory Agreement between Ascendant Advisors, LLC and the Registrant, with respect to Ascendant Balanced Fund, Ascendant Natural Resources Fund, Ascendant Natural Resources Master Fund, Ascendant MultiCap Equity Fund and Patriot Fund previously filed on March 19, 2012 to the Registrant’s Registration Statement in Amendment No. 366, and hereby incorporated by reference.

(d)(95)

Investment Advisory Agreement between Winch Advisory Services, LLC and the Registrant, with respect to Ginkgo Multi-Strategy Fund previously filed on July 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 282, and hereby incorporated by reference.

(d)(96)

Form of Investment Advisory Agreement between Absolute Private Wealth Management LLC and the Registrant, with respect to Quantitative Managed Futures Strategy Fund previously filed on July 22, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 284, and hereby incorporated by reference.

(d)(97)

Form of Investment Sub-Advisory Agreement between Absolute Private Wealth Management LLC and Horizon Cash Management LLC, with respect to Quantitative Managed Futures Strategy Fund previously filed on July 22, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 284, and hereby incorporated by reference.

(d)(98)

Form of Investment Advisory Agreement between Peregrine Capital Advisors, Inc. and the Registrant, with respect to Peregrine Gold Silver Alpha Strategy Fund previously filed on August 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 298, and hereby incorporated by reference.

(d)(99)

Investment Advisory Agreement between Triex Financial Services, Inc. and the Registrant, with respect to Triex Long/Short Fund previously filed on July 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 289, and hereby incorporated by reference.

(d)(100)	Investment Advisory Agreement between Toews Corporation and the Registrant, with respect to Toews Hedged Commodities Fund to be filed by amendment.
(d)(101)

Form of Investment Advisory Agreement between Avant Capital Management, LLC and the Registrant, with respect to Avant Gold Coin Strategy Fund previously filed on October 18, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 317, and hereby incorporated by reference.

(d)(102)

Investment Advisory Agreement between Altegris Advisors, LLC and the Registrant, with respect to Altegris Futures Evolution Strategy Fund previously filed on October 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 318, and hereby incorporated by reference.

(d)(103)

Investment Sub-Advisory Agreement between Altegris Advisors, LLC and Doubleline Capital LP, with respect to Altegris Futures Evolution Strategy Fund previously filed on October 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 318, and hereby incorporated by reference.

(d)(104)

Investment Advisory Agreement between Risk Paradigm Group, LLC and the Registrant, with respect to RPG Emerging Market Premium Sector Rotation Fund previously filed on November 28, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 341, and hereby incorporated by reference.

(d)(105)

Form of Investment Sub-Advisory Agreement between Risk Paradigm Group, LLC and F-Squared Institutional Advisors, LLC, with respect to RPG Emerging Market Premium Sector Rotation Fund previously filed on November 28, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 341, and hereby incorporated by reference.

(d)(106)

Interim Investment Advisory Agreement between Preservation Trust Advisors, LLC and the Registrant, with respect to The Long-Short Fund previously filed on September 2, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 304, and hereby incorporated by reference.

(d)(107)

Form of Investment Advisory Agreement between Rady Asset Management, LLC and the Registrant, with respect to the Rady Monthly High Income Fund, Rady Bear Fund, Rady Commodity Equity Fund, Rady Small Cap Value Fund, Rady Growth and Income Fund, Rady Tactical Long/Short Fund and Rady Multi-Strategy Alternative Fund previously filed on December 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 344, and hereby incorporated by reference.

(d)(108)

Investment Advisory Agreement between Ascendant Advisors, LLC and the Registrant, with respect to the Patriot Fund previously filed on January 9, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 346, and hereby incorporated by reference.

(d)(109)

Investment Advisory Agreement between Preservation Trust Advisors, LLC and the Registrant, with respect to the PTA Comprehensive Alternatives Fund previously filed on November 25, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 336, and hereby incorporated by reference.

(d)(110)

Investment Advisory Agreement between CMG Capital Management Group, Inc. and the Registrant, with respect to the CMG Tactical Equity Strategy Fund previously filed on March 12, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 363, and hereby incorporated by reference.

(d)(111)

Investment Sub-Advisory Agreement between CMG Capital Management Group, Inc. and Scotia Partners, LLC, with respect to the CMG Tactical Equity Strategy Fund previously filed on March 12, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 363, and hereby incorporated by reference.

(d)(112)

Form of Investment Advisory Agreement between Altegris Advisors, L.L.C. and the Registrant, with respect to Altegris Equity Long Short Fund previously filed on March 30, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 368, and hereby incorporated by reference.

(d)(113)

Form of Investment Sub-Advisory Agreement between Altegris Advisors, L.L.C. and Harvest Capital Strategies, LLC, with respect to the Altegris Equity Long Short Fund previously filed on March 30, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 368, and hereby incorporated by reference.

(d)(114)

Form of Investment Sub-Advisory Agreement between Altegris Advisors, L.L.C. and OMT Capital Management LLC, with respect to the Altegris Equity Long Short Fund previously filed on March 30, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 369, and hereby incorporated by reference.

(d)(115)

Investment Advisory Agreement between Wright Fund Management, LLC and the Registrant, with respect to the Sierra Strategic Income Fund previously filed on December 21, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 343, and hereby incorporated by reference.

(d)(116)

Form of Investment Advisory Agreement between Princeton Fund Advisors, LLC, Eagle Global Advisors, LLC and the Registrant, with respect to the Eagle MLP Strategy Fund previously filed on June 12, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 386, and hereby incorporated by reference.

(d)(117)

Form of Investment Sub-Advisory Agreement between Altegris Advisors, L.L.C. and Visium Asset Management LP, with respect to the Altegris Equity Long Short Fund previously filed on March 30, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 369, and hereby incorporated by reference.

(d)(118)

Form of Investment Advisory Agreement between Princeton Fund Advisors, LLC and the Registrant, with respect to the Sandalwood Opportunity Fund previously filed on September 20, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 416, and hereby incorporated by reference.

(d)(119)

Form of Investment Sub-Advisory Agreement between Princeton Fund Advisors, LLC and Sandalwood Securities, Inc., with respect to the Sandalwood Opportunity Fund previously filed on September 20, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 416, and hereby incorporated by reference.

(d)(120)

Form of Investment Sub-Advisory Agreement between Princeton Fund Advisors, LLC and Deer Park Road Corporation, with respect to the Sandalwood Opportunity Fund previously filed on September 20, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 416, and hereby incorporated by reference.

(d)(121)

Form of Investment Sub-Advisory Agreement between Princeton Fund Advisors, LLC and Acuity Capital Management, LLC, with respect to the Sandalwood Opportunity Fund previously filed on September 20, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 416, and hereby incorporated by reference.

(d)(122)

Form of Investment Sub-Advisory Agreement between Princeton Fund Advisors, LLC and MidOcean Credit Fund Management, L.P., with respect to the Sandalwood Opportunity previously filed on September 20, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 416, and hereby incorporated by reference.

(d)(123)

Form of Investment Sub-Advisory Agreement between Princeton Fund Advisors, LLC and Whippoorwill Associates, Inc., with respect to the Sandalwood Opportunity Fund previously filed on September 20, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 416, and hereby incorporated by reference.

(d)(124)	Investment Advisory Agreement between Altegris Advisors, L.L.C. and the Registrant, with respect to Altegris Fixed Income Long Short Fund to be filed by amendment.
(d)(125)	Investment Sub-Advisory Agreement between Altegris Advisors, L.L.C. and RockView Management, LLC, with respect to the Altegris Fixed Income Long Short Fund to be filed by amendment.
(d)(126)

Investment Advisory Agreement between The Pacific Financial Group, Inc. and the Registrant, with respect to the Pacific Financial Alternative Strategies Fund, Pacific Financial Flexible Growth & Income Fund, Pacific Financial Balanced Fund, Pacific Financial Foundational Asset Allocation Fund, Pacific Financial Faith & Values Based Moderate Fund, Pacific Financial Faith & Values Based Conservative Fund and Pacific Financial Faith & Values Based Aggressive Fund to be filed by amendment.

(e)(1)

Underwriting Agreement between the Registrant and Northern Lights Distributors LLC, previously filed on January 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 122, and hereby incorporated by reference.

(e)(2)

Underwriting Agreement between the Registrant and Foreside Distribution Services, LP with respect to The Leader Short-Term Bond Fund, previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.

(f)	Bonus or Profit Sharing Contracts - NONE
(g)(1)

Custody Agreement between the Registrant and The Bank of New York Mellon, previously filed on October 3, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 29, and hereby incorporated by reference.

(g)(2)

Custody Agreement between the Registrant and the First National Bank of Omaha is hereby incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, filed on March 2, 2007.

(g)(3)

Custody Agreement between the Registrant and Union Bank, N.A., previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.

(g)(4)

Custody Agreement between the Registrant and Fifth Third Bank, previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.

(g)(5)

Custody Agreement between the Registrant and JPMorgan Chase Bank, N.A. previously filed on August 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 302, and hereby incorporated by reference.

(h)(1)

Fund Accounting Service Agreement between the Registrant and Gemini Fund Services, LLC, previously filed on October 3, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 29, and hereby incorporated by reference.

(h)(2)

Administration Service Agreement between the Registrant and Gemini Fund Services, LLC, previously filed on October 3, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 29, and hereby incorporated by reference.

(h)(3)

Transfer Agency Service Agreement between the Registrant and Gemini Fund Services, LLC, previously filed on October 3, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 29, and hereby incorporated by reference.

(h)(4)

Expense Limitation Agreement between the Registrant, with respect to the Adaptive Allocation Fund (previously known as Critical Math Fund), and Critical Math Advisors LLC, previously filed on January 30, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 8, and hereby incorporated by reference.

(h)(5)

Expense Limitation Agreement between the Registrant, with respect to The Biondo Growth Fund, and Biondo Investment Advisors, LLC, previously filed on April 24, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 11, and hereby incorporated by reference.

(h)(6)

Expense Limitation Agreement between the Registrant, with respect to the Winans Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund) and Capital Group, Inc. (D.B.A. Biltmore Investment Group), previously filed on May 31, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 13, and hereby incorporated by reference.

(h)(7)

Expense Limitation Agreement between Arrow Investment Advisors, LLC and the Registrant, with respect to Arrow DWA Balanced Fund, Arrow DWA Tactical Fund and Arrow Alternative Solutions Fund, previously filed on May 30, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 45, and hereby incorporated by reference. Updated Expense Limitation Agreement to include Arrow DWA Systematic RS Fund previously filed on January 28, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 124, and hereby incorporated by reference. Updated Expense Limitation Agreement between Arrow Investment Advisors, LLC and the Registrant, with respect to Arrow Commodity Strategy Fund previously filed on October 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 314 and hereby incorporated by reference.

(h)(8)

Expense Limitation Agreement between the Registrant, with respect to the Autopilot Managed Growth Fund, and Rhoads Lucca Capital Partners, LP previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.

(h)(9)

Expense Limitation Agreement between the Registrant, with respect to the Pacific Financial Core Equity Fund, the Pacific Financial Explorer Fund, the Pacific Financial International Fund, the Pacific Financial Strategic Conservative Fund and the Pacific Financial Tactical Fund, and The Pacific Financial Group, Inc. previously filed on May 10, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 21, and hereby incorporated by reference.

(h)(10)

Expense Limitation Agreement between the Registrant, with respect to The Gratio Values Fund, and Sherwood Advisors, LLC (D.B.A. Gratio Capital) previously filed on October 20, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 109, and hereby incorporated by reference.

(h)(11)

Expense Limitation Agreement between the Registrant, with respect to Sierra Core Retirement Fund and Wright Fund Management, LLC, previously filed on December 17, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 35, and hereby incorporated by reference.  Form of revised Expense Limitation Agreement between the Registrant, with respect to Sierra Core Retirement Fund and Wright Fund Management, LLC previously filed on June 1, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 380, and hereby incorporated by reference.

(h)(12)

Custody Administration Agreement between Registrant and the Administrator, with respect to certain Funds of the Trust that use First National Bank of Omaha as Custodian, is hereby incorporated by reference to Post-Effective Amendment No. 17 to the Registrant’s Registration Statement on Form N-1A, filed on March 2, 2007.

(h)(13)

Expense Limitation Agreement between the Registrant and Wintrust Capital Management Company, LLC (formerly known as Wayne Hummer Asset Management Company), with respect to Wintrust Capital Disciplined Equity Fund (formerly known as Wayne Hummer Large Cap Core Fund), Wayne Hummer Real Estate 130/30 Fund and Wintrust Capital Small Cap Opportunity Fund (formerly known as Wayne Hummer Small Cap Core Fund)  previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.

(h)(14)

Advisory Fee Waiver Agreement between the Registrant and Wintrust Capital Management Company, LLC (formerly known as Wayne Hummer Asset Management Company), with respect to Wintrust Capital Disciplined Equity Fund (formerly known as Wayne Hummer Large Cap Core Fund) was previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.

(h)(15)

Expense Limitation Agreement between the Registrant, with respect EAS Alternatives Fund and Emerald Asset Advisors, LLC, previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.

(h)(16)

Expense Limitation Agreement between the Registrant, with respect to KCM Macro Trends Fund and Kerns Capital Management, Inc., previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.

(h)(17)

Expense Limitation Agreement between the Registrant, with respect to EM Capital India Gateway Fund and EM Capital Management, LLC, previously filed on September 8, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 61, and hereby incorporated by reference.

(h)(18)

Expense Limitation Agreement between the Registrant, with respect to the MutualHedge Funds and Equinox Fund Management, LLC, previously filed on October 10, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 65, and hereby incorporated by reference.

(h)(19)

Expense Limitation Agreement between the Registrant, with respect to the Generations Multi-Strategy Fund and Three G Financial, LLC, previously filed on December 4, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 119, and hereby incorporated by reference.

(h)(20)

Expense Limitation Agreement between the Registrant, with respect to the Wade Tactical L/S Fund and Wade Financial Group previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.

(h)(21)

Form of Expense Limitation Agreement between SouthernSun Asset Management, Inc. and the Registrant, on behalf of SouthernSun Small Cap Fund and SouthernSun U. S. Equity Fund previously filed on July 22, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 285, and hereby incorporated by reference.

(h)(22)

Expense Limitation Agreement between the Registrant, with respect to the Toews Hedged Emerging Markets Fund and Toews Corporation previously filed on May 14, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 87, and hereby incorporated by reference.

(h)(23)

Expense Limitation Agreement between the Registrant, with respect to Leader Short-Term Bond Fund and Leader Capital Corp., previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.

(h)(24)

Expense Limitation Agreement between the Registrant, with respect to the CMG Absolute Return Strategies Fund and CMG Capital Management Group, Inc. previously filed on March 9, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 80, and hereby incorporated by reference.

(h)(25)

Expense Limitation Agreement between the Registrant, with respect to the Incline Capital Smart Switch Fund and Incline Asset Management, LLC previously filed on March 9, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 80, and hereby incorporated by reference.

(h)(26)

Expense Limitation Agreement between the Registrant, with respect to The Currency Strategies Fund and Sarasota Capital Partners, LLC previously filed on January 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 122, and hereby incorporated by reference.

(h)(27)

Expense Limitation Agreement between Bull Path Capital Management, LLC and the Registrant, with respect to The Long-Short Fund and Bull Path Mid-Cap Growth Fund previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.

(h)(28)

Expense Limitation Agreement between the Registrant, with respect to the GMG Defensive Beta Fund and Montebello Partners, LLC previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.

(h)(29)

Expense Limitation Agreement between the Registrant, with respect to the Chariot Absolute Return Currency Fund and Chariot Advisors, LLC previously filed on July 10, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 93, and hereby incorporated by reference.

(h)(30)

Expense Limitation Agreement between the Registrant, with respect to the Astor Long/Short Fund and Astor Asset Management, LLC previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by       reference.

(h)(31)

Expense Limitation Agreement between the Registrant, with respect Rady Opportunistic Value Fund and Rady Contrarian Long/Short Fund (formerly known as Rady Opportunistic Fund and Rady Contrarian Fund) and Rady Asset Management, LLC previously filed on August 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 98, and hereby incorporated by reference.

(h)(32)

Expense Limitation Agreement between the Registrant, with respect to The Guardian Fund and Lacerte Capital Advisors, LLC previously filed on September 25, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 106, and hereby incorporated by reference.

(h)(33)

Expense Limitation Agreement between the Registrant, with respect to MutualHedge Frontier Legends Fund and Equinox Fund Management, LLC previously filed on January 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 122, and hereby incorporated by reference.

(h)(34)

Interim Expense Limitation Agreement between the Registrant, with respect to Winans Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund) previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference.

(h)(35)

Expense Limitation Agreement between the Registrant, with respect to Investment Partners Opportunities Fund and Investment Partners Asset Management, Inc. previously filed on January 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 122, and hereby incorporated by reference.

(h)(36)

Fund Services Agreement between the Registrant and Gemini Fund Services, LLC previously filed on October 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 111, and hereby incorporated by reference.

(h)(37)

Expense Limitation Agreement between the Registrant, with respect to Toews Hedged International Fund, Toews Hedged High Yield Fund, Toews Hedged Large-Cap Fund and Toews Hedged Small & Mid Cap Fund and Toews Corporation previously filed on June 4, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 156, and hereby incorporated by reference.

(h)(38)

Interim Expense Limitation Agreement between the Registrant, with respect to the Incline Capital Smart Switch Fund and Incline Asset Management, LLC, previously filed on December 4, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 119, and hereby incorporated by reference.

(h)(39)

Expense Limitation Agreement between the Registrant, with respect to Strategic Investing Long/Short Fund and Strategic Investing Funds, LLC previously filed on January 28, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 124, and hereby incorporated by reference.

(h)(40)

Advisory Fee Waiver Agreement between the Registrant and Summit Portfolio Advisors, LLC with respect to The Collar Fund previously filed on January 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 122, and hereby incorporated by reference.

(h)(41)

Expense Limitation Agreement between the Registrant, with respect to CIFG MaxBalancedSM Fund and Capstone Investment Financial Group, Inc previously filed on April 7, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 137, and hereby incorporated by reference.

(h)(42)

Expense Limitation Agreement between the Registrant, with respect to Princeton Futures Strategy Fund and Mount Yale Asset Management, LLC previously filed on June 15, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 161, and hereby incorporated by reference

(h)(43)

Expense Limitation Agreement between the Registrant, with respect to CIFG MaxOppSM Fund and Capstone Investment Financial Group, Inc. previously filed on July 14, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 165, and hereby incorporated by reference.

(h)(44)

Expense Limitation Agreement between the Registrant, with respect to Leader Total Return Fund and Leader Capital Corp. previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.

(h)(45)

Expense Limitation Agreement between the Registrant, with respect to Altegris Managed Futures Strategy Fund and Altegris Advisors, LLC previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.

(h)(46)

Expense Limitation Agreement between the Registrant, with respect to Power Income Fund and W.E. Donoghue & Co., Inc. previously filed on August 31, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 171, and hereby incorporated by reference.

(h)(47)

Expense Limitation Agreement between the Registrant, with respect to PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund and PSI Tactical Growth Power Income Fund previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.

(h)(48)

Interim Expense Limitation Agreement between the Registrant, with respect to the SouthernSun Small Cap Fund and SouthernSun Asset Management, Inc., previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.

(h)(49)

Expense Limitation Agreement between the Registrant, with respect to RAM Risk-Managed Growth Fund previously filed on July 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 166, and hereby incorporated by reference.

(h)(50)

Expense Limitation Agreement between the Registrant, with respect to GoalMine Fixed Income Fund and GoalMine Balanced Growth Fund previously filed on July 14, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 165, and hereby incorporated by reference.

(h)(51)

Expense Limitation Agreement between the Registrant, with respect to Bishop Volatility Flex Fund previously filed on November 1, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 185, and hereby incorporated by reference.

(h)(52)

Expense Limitation Agreement between the Registrant, with respect to CWC Small Cap Aggressive Value Fund previously filed on November 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 186, and hereby incorporated by reference.

(h)(53)

Expense Limitation Agreement between the Registrant, with respect to Arrow Commodity Strategy Fund previously filed on June 10, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 272 and hereby incorporated by reference.

(h)(54)

Expense Limitation Agreement between the Registrant, with respect to TransWestern Institutional Short Duration Government Bond Fund previously filed on March 30, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 369, and hereby incorporated by reference.

(h)(55)

Expense Limitation Agreement between the Registrant, with respect to 7Twelve Balanced Fund previously filed on February 3, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 207, and hereby incorporated by reference.

(h)(56)

Expense Limitation Agreement between Bandon Capital Management, LLC and the Registrant, with respect to Bandon Isolated Alpha Fixed Income Fund previously filed on January 5, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 196, and hereby incorporated by reference.

(h)(57)

Expense Limitation Agreement between Beech Hill Advisors, Inc. and the Registrant, with respect to Beech Hill Total Return Fund previously filed on January 20, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 201, and hereby incorporated by reference.

(h)(58)

Expense Limitation Agreement between Clark Capital Management Group, Inc. and the Registrant, with respect to Navigator Equity Hedged Fund previously filed on January 5, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 197, and hereby incorporated by reference.

(h)(59)

Expense Limitation Agreement between Tatro Capital, LLC and the Registrant, with respect to Tatro Capital Tactical Appreciation Fund previously filed on February 3, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 207, and hereby incorporated by reference.

(h)(60)

Expense Limitation Agreement between Knollwood Investment Advisors, LLC and the Registrant, with respect to Grant Park Managed Futures Strategy Fund previously filed on March 9, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 229, and hereby incorporated by reference.

(h)(61)

Expense Limitation Agreement between GPS Capital Management, LLC and the Registrant, with respect to GPS Multiple Strategy Fund previously filed on April 21, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 240, and hereby incorporated by reference.

(h)(62)

Expense Limitation Agreement between Risk Paradigm Group, LLC and the Registrant, with respect to Diversified Risk Parity Fund previously filed on April 21, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 240, and hereby incorporated by reference.

(h)(63)

Expense Limitation Agreement between Genesis Capital LLC and the Registrant, with respect to SCA Absolute Return Fund and SCA Directional Fund previously filed on May 6, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 246, and hereby incorporated by reference.

(h)(64)

Form of Expense Limitation Agreement between Avant Capital Management, LLC and the Registrant, with respect to Avant Gold Bullion Strategy Fund previously filed on November 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 327, and hereby incorporated by reference.

(h)(65)

Form of Expense Limitation Agreement between Altegris Advisors, LLC and the Registrant, with respect to Altegris Macro Strategy Fund previously filed on May 16, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 251, and hereby incorporated by reference.

(h)(66)

Expense Limitation Agreement between Zeo Capital Advisors, LLC and the Registrant, with respect to Zeo Strategic Income Fund previously filed on May 27, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 261, and hereby incorporated by reference.

(h)(67)

Expense Limitation Agreement between Brinton Eaton Associates, Inc. and the Registrant, with respect to The Giralda Fund previously filed on May 4, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 245, and hereby incorporated by reference.

(h)(68)

Form of Expense Limitation Agreement between Van Hulzen Asset Management, LLC and the Registrant, with respect to Iron Horse Fund previously filed on May 11, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 249, and hereby incorporated by reference.

(h)(69)

Expense Limitation Agreement between Mosaic Capital Management, LLC and the Registrant, with respect to Mosaic Managed Futures Strategy Fund previously filed on June 3, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 264, and hereby incorporated by reference.

(h)(70)

Form of Expense Limitation Agreement between Fusion Investment Group, LLC and the Registrant, with respect to Global Fusion Tactical Equity Fund and Global Fusion Long/Short Fund filed on May 23, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 255, and hereby incorporated by reference.

(h)(71)

Form of Expense Limitation Agreement between Astor Asset Management, LLC and the Registrant, with respect to Astor Active Income ETF Fund and Astor Style Preferred Growth ETF Fund previously filed on May 24, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 256, and hereby incorporated by reference.

(h)(72)

Form of Expense Limitation Agreement between Altrius Institutional Asset Management, LLC and the Registrant, with respect to Altrius Small Cap Value Fund was previously filed on June 13, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 273, and hereby incorporated by reference.

(h)(73)

Expense Limitation Agreement between Ascendant Advisors, LLC and the Registrant, with respect to Ascendant Balanced Fund, Ascendant Natural Resources Fund, Ascendant MultiCap Equity Fund and Patriot Fund previously filed on March 19, 2012 to the Registrant’s Registration Statement in Amendment No. 366, and hereby incorporated by reference.

(h)(74)

Expense Limitation Agreement between Winch Advisory Services, LLC and the Registrant, with respect to Ginkgo Multi-Strategy Fund previously filed on July 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 282, and hereby incorporated by reference.

(h)(75)

Form of Expense Limitation Agreement between Absolute Private Wealth Management LLC and the Registrant, with respect to Quantitative Managed Futures Strategy Fund previously filed on July 22, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 284, and hereby incorporated by reference.

(h)(76)

Form of Expense Limitation Agreement between Peregrine Capital Advisors, Inc. and the Registrant, with respect to Peregrine Gold Silver Alpha Strategy Fund previously filed on August 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 298, and hereby incorporated by reference.

(h)(77)

Form of Expense Limitation Agreement between Triex Financial Services, Inc. and the Registrant, with respect to Triex Long/Short Fund previously filed on August 23, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 300, and hereby incorporated by reference.

(h)(78)	Expense Limitation Agreement between Toews Corporation and the Registrant, with respect to Toews Hedged Commodities Fund to be filed by amendment.
(h)(79)

Form of Expense Limitation Agreement between Avant Capital Management, LLC and the Registrant, with respect to Avant Gold Coin Strategy Fund previously filed on October 18, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 317, and hereby incorporated by reference.

(h)(80)

Expense Limitation Agreement between Altegris Advisors, LLC and the Registrant, with respect to Altegris Futures Evolution Strategy Fund was previously filed on October 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 318, and hereby incorporated by reference.

(h)(81)

Expense Limitation Agreement between Risk Paradigm Group, LLC and the Registrant, with respect to RPG Emerging Market Premium Sector Rotation Fund previously filed on November 28, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 341, and hereby incorporated by reference.

(h)(82)

Interim Expense Limitation Agreement between Preservation Trust Advisors, LLC and the Registrant, with respect to The Long-Short Fund was filed previously filed on September 2, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 304, and hereby incorporated by reference.

(h)(83)

Form of Expense Limitation Agreement between Rady Asset Management, LLC and the Registrant, with respect to Rady Monthly High Income Fund, Rady Bear Fund, Rady Commodity Equity Fund, Rady Small Cap Value Fund, Rady Growth and Income Fund, Rady Tactical Long/Short Fund and Rady Multi-Strategy Alternative Fund previously filed on December 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 344, and hereby incorporated by reference.

(h)(84)

Expense Limitation Agreement between Preservation Trust Advisors, LLC and the Registrant, with respect to the PTA Comprehensive Alternatives Fund previously filed on November 25, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 336, and hereby incorporated by reference.

(h)(85)

Expense Limitation Agreement between CMG Capital Management Group, Inc. and the Registrant, with respect to the CMG Tactical Equity Strategy Fund previously filed on March 12, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 363, and hereby incorporated by reference. Form of revised Expense Limitation Agreement between CMG Capital Management Group, Inc. and the Registrant, with respect to the CMG Tactical Equity Strategy Fund previously filed on June 4, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 381, and hereby incorporated by reference..

(h)(86)

Form of Expense Limitation Agreement between Altegris Advisors, L.L.C. and the Registrant, with respect to the Altegris Equity Long Short Fund previously filed on March 30, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 368, and hereby incorporated by reference.

(h)(87)

Expense Limitation Agreement between Wright Fund Management and the Registrant, with respect to the Sierra Strategic Income Fund previously filed on June 11, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 385, and hereby incorporated by reference.

(h)(88)

Form of Expense Limitation Agreement between Princeton Fund Advisors, LLC, Eagle Global Advisors, LLC and the Registrant, with respect to the Eagle MLP Strategy Fund previously filed on June 12, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 386, and hereby incorporated by reference

(h)(89)

Expense Limitation Agreement between Ascendant Advisors, LLC, with respect to the Ascendant Natural Resources Master Fund previously filed on March 19, 2012 to the Registrant’s Registration Statement in Amendment No. 366, and hereby incorporated by reference.

(h)(89)

Form of Expense Limitation Agreement between Princeton Fund Advisors, LLC, with respect to the Sandalwood Opportunity Fund previously filed on September 20, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 416, and hereby incorporated by reference.

(h)(90)	Expense Limitation Agreement between Altegris Advisors, L.L.C., with respect to the Altegris Fixed Income Long Short Fund to be filed by amendment.
(h)(91)

Expense Limitation Agreement between The Pacific Financial Group, Inc. with respect to the Pacific Financial Alternative Strategies Fund, Pacific Financial Flexible Growth & Income Fund, Pacific Financial Balanced Fund, Pacific Financial Foundational Asset Allocation Fund, Pacific Financial Faith & Values Based Moderate Fund, Pacific Financial Faith & Values Based Conservative Fund and Pacific Financial Faith & Values Based Aggressive Fund to be filed by amendment.

(i)(1)	Opinion previously filed on August 10, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 4026, and hereby incorporated by reference.
(i)(2)	Consent of Counsel is filed herewith.
(j)(1)	Consent of Independent Auditor is filed herewith.
(j)(2)

Powers of Attorney of Andrew Rogers and Kevin Wolf previously filed on March 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 81, and hereby incorporated by reference.  Powers of Attorney of Anthony J. Hertl, Michael Miola, L. Merill Bryan, Gary W. Lanzen, Mark Taylor previously filed on April 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 234, and hereby incorporated by reference.  Power of Attorney of John V. Palancia previously filed on January 9, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 346, and hereby incorporated by reference.

(k)	Omitted Financial Statements - Not Applicable.
(l)	Initial Capital Agreements - Not Applicable.
(m)(1)

Rule 12b-1 Plan of the Adaptive Allocation Fund (previously known as Critical Math Fund), previously filed on January 30, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 8, and hereby incorporated by reference.

(m)(2)	Rule 12b-1 Plan of The Biondo Growth Fund, previously filed on April 24, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 11, and hereby incorporated by reference.
(m)(3)

Rule 12b-1 Plan of the Winans Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund), previously filed on May 31, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 13, and hereby incorporated by reference.

(m)(4)	Rule 12b-1 Plan of the Arrow DWA Balanced Fund previously filed on July 19, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 15, and hereby incorporated by reference.
(m)(5)

Rule 12b-1 Plan of the Autopilot Managed Growth Fund previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.

(m)(6)

Rule 12b-1 Plan of the Pacific Financial Core Equity Fund, the Pacific Financial Explorer Fund, the Pacific Financial International Fund, the Pacific Financial Strategic Conservative Fund and the Pacific Financial Tactical Fund previously filed on May 10, 2007 in Post-Effective Amendment No. 21, and hereby incorporated by reference.

(m)(7)	Rule 12b-1 Plan of Gratio Values Fund, previously filed on May 6, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 43, and hereby incorporated by reference.
(m)(8)

Rule 12b-1 Plan of Investor Class Shares of The Biondo Growth Fund, previously filed on February 1, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 36, and hereby incorporated by reference.

(m)(9)

Rule 12b-1 Plan of Arrow Alternative Solutions Fund, previously filed on October 3, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 29, and hereby incorporated by reference.

(m)(10)

Rule 12b-1 Plan of Sierra Core Retirement Fund, previously filed on December 17, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 35, and hereby incorporated by reference.  Form of revised Rule 12b-1 Plan of Sierra Core Retirement Fund previously filed on June 1, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 380, and hereby incorporated by reference.

(m)(11)	Rule 12b-1 Plan of Arrow DWA Tactical Fund, previously filed on May 6, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 43, and hereby incorporated by reference.
(m)(12)	Rule 12b-1 Plan of EAS Alternatives Fund, previously filed on May 6, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 43, and hereby incorporated by reference.
(m)(13)	Rule 12b-1 Plan of KCM Macro Trends Fund, previously filed on May 6, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 43, and hereby incorporated by reference.
(m)(14)

Rule 12b-1 Plan of EM Capital India Gateway Fund, previously filed on September 8, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 61, and hereby incorporated by reference.

(m)(15)

Rule 12b-1 Plan of Wintrust Capital Disciplined Equity Fund (formerly known as Wayne Hummer Large Cap Core Fund), previously filed on May 22, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 44, and hereby incorporated by reference.

(m)(16)	Rule 12b-1 Plan of MutualHedge Funds previously filed on October 31, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 68, and hereby incorporated by reference.
(m)(17)	Rule 12b-1 Plan of Wade Tactical L/S Fund previously filed on October 10, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 65, and hereby incorporated by reference.
(m)(18)	Rule 12b-1 Plan of SouthernSun Small Cap Fund previously filed on October 31, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 68, and hereby incorporated by reference.
(m)(19)	Rule 12b-1 Plan of Leader Short-Term Bond Fund previously filed on October 31, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 68, and hereby incorporated by reference.
(m)(20)	Rule 12b-1 Plan of Arrow DWA Systematic RS Fund to be filed by amendment.
(m)(21)

Rule 12b-1 Plan of Wayne Hummer Real Estate 130/30 Fund and Wintrust Capital Small Cap Opportunity Fund (formerly known as Wayne Hummer Small Cap Core Fund) previously filed on November 28, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 72, and hereby incorporated by reference.

(m)(22)

Form of Rule 12b-1 Plan of SouthernSun U.S. Equity Fund previously filed on July 22, 2011, to the Registrant’s Registration Statement in Post-Effective Amendment No. 285, and hereby incorporated by reference.

(m)(23)

Rule 12b-1 Plan of CMG Absolute Return Strategies Fund previously filed on March 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 81, and hereby incorporated by reference.

(m)(24)

Rule 12b-1 Plan of Incline Capital Smart Switch Fund previously filed on March 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 81, and hereby incorporated by reference.

(m)(25)	Rule 12b-1 Plan of The Currency Strategies Fund previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.
(m)(26)

Rule 12b-1 Plan of The Long-Short Fund and Bull Path Mid-Cap Growth Fund previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.

(m)(27)	Rule 12b-1 Plan of GMG Defensive Beta Fund previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference.
(m)(28)

Rule 12b-1 Plan of Chariot Absolute Return Currency Fund previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference.

(m)(29)

Rule 12b-1 Plan of BTS Bond Asset Allocation Fund previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference.

(m)(30)	Rule 12b-1 Plan of Astor Long/Short Fund previously filed on August 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 96, and hereby incorporated by reference.
(m)(31)

Rule 12b-1 Plan of Rady Opportunistic Value Fund and Rady Contrarian Long/Short Fund (formerly known as Rady Opportunistic Fund and Rady Contrarian Fund) previously filed on October 20, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 109 and hereby incorporated by reference.

(m)(32)	Rule 12b-1 Plan of The Guardian Fund previously filed on October 20, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 109, and hereby incorporated by reference.
(m)(33)

Rule 12b-1 Plan of MutualHedge Frontier Legends Fund previously filed on January 28, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 124, and hereby incorporated by reference.

(m)(34)

Rule 12b-1 Plan of Investment Partners Opportunities Fund previously filed on November 16, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 112, and hereby incorporated by reference.

(m)(35)	Rule 12b-1 Plan of The Biondo Focus Fund previously filed on January 28, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 124, and hereby incorporated by reference.
(m)(36)

Rule 12b-1 Plan of Generations Multi-Strategy Fund, previously filed on December 4, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 119, and hereby incorporated by reference.

(m)(37)

Rule 12b-1 Plan of Strategic Investing Long/Short Fund previously filed on April 7, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 137, and hereby incorporated by reference.

(m)(38)

Rule 12b-1 Plan of Arrow Managed Futures Trend Fund previously filed on April 29, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 148 and hereby incorporated by reference.

(m)(39)	Rule 12b-1 Plan of CIFG MaxBalancedSM Fund previously filed on April 7, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 137, and hereby incorporated by reference.
(m)(40)

Rule 12b-1 Plan of Princeton Futures Strategy Fund previously filed on July 8, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 164, and hereby incorporated by reference.

(m)(41)	Rule 12b-1 Plan of Chadwick & D’Amato Fund previously filed on June 10, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 157, and hereby incorporated by reference.
(m)(42)	Rule 12b-1 Plan of 13D Activist Fund previously filed on February 3, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 355, and hereby incorporated by reference.
(m)(43)	Rule 12b-1 Plan of CIFG MaxOppSM Fund previously filed on July 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 167, and hereby incorporated by reference.
(m)(44)	Rule 12b-1 Plan of Leader Total Return Fund previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.
(m)(45)

Rule 12b-1 Plan of Altegris Managed Futures Strategy Fund previously filed on August 31, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 171, and hereby incorporated by reference.

(m)(46)	Rule 12b-1 Plan of Power Income Fund previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.
(m)(47)

Rule 12b-1 Plan of PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund and PSI Tactical Growth Power Income Fund previously filed on August 27, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 170, and hereby incorporated by reference.

(m)(48)

Rule 12b-1 Plan of RAM Risk-Managed Growth Fund previously filed on September 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 179, and hereby incorporated by reference.

(m)(49)

Rule 12b-1 Plan of GoalMine Fixed Income Fund and GoalMine Balanced Growth Fund previously filed on July 14, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 165, and hereby incorporated by reference.

(m)(50)

Rule 12b-1 Plan of Bishop Volatility Flex Fund previously filed on November 1, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 185, and hereby incorporated by reference.

(m)(51)

Rule 12b-1 Plan of CWC Small Cap Aggressive Value Fund previously filed on December 3, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 189, and hereby incorporated by reference.

(m)(52)	Rule 12b-1 Plan of The FX Strategy Fund previously filed on January 28, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 204, and hereby incorporated by reference.
(m)(53)

Rule 12b-1 Plan of Arrow Commodity Strategy Fund previously filed on January 5, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 196, and hereby incorporated by reference.

(m)(54)	Rule 12b-1 Plan of 7Twelve Balanced Fund previously filed on February 11, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 210, and hereby incorporated by reference.
(m)(54)

Rule 12b-1 Plan of Bandon Isolated Alpha Fixed Income Fund previously filed on December 22, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 193, and hereby incorporated by reference.

(m)(56)

Rule 12b-1 Plan of Beech Hill Total Return Fund previously filed on January 5, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 197, and hereby incorporated by reference.

(m)(57)

Rule 12b-1 Plan of Navigator Equity Hedged Fund previously filed on January 13, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 199, and hereby incorporated by reference.

(m)(57)

Rule 12b-1 Plan of Tatro Capital Tactical Appreciation Fund previously filed on February 11, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 210, and hereby incorporated by reference.

(m)(59)

Rule 12b-1 Plan of Grant Park Managed Futures Strategy Fund previously filed on March 3, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 227, and hereby incorporated by reference.

(m)(60)	Rule 12b-1 Plan of GPS Multiple Strategy Fund previously filed on May 16, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 251, and hereby incorporated by reference.
(m)(61)	Rule 12b-1 Plan of Diversified Risk Parity Fund previously filed on May 23, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 254, and hereby incorporated by reference.
(m)(62)

Rule 12b-1 Plan of SCA Absolute Return Fund and SCA Directional Fund previously filed on May 23, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 254, and hereby incorporated by reference.

(m)(63)

Form of Rule 12b-1 Plan of Avant Gold Bullion Strategy Fund previously filed on November 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 327, and hereby incorporated by reference.

(m)(64)

Form of Rule 12b-1 Plan of Altegris Macro Strategy Fund previously filed on May 16, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 251, and hereby incorporated by reference.

(m)(65)	Rule 12b-1 Plan of Zeo Strategic Income Fund previously filed on July 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 279, and hereby incorporated by reference. .
(m)(66)	Rule 12b-1 Plan of The Giralda Fund previously filed on September 30, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 308 and hereby incorporated by reference.
(m)(67)	Form of Rule 12b-1 Plan of Iron Horse Fund previously filed on May 11, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 249, and hereby incorporated by reference.
(m)(68)

Rule 12b-1 Plan of Mosaic Managed Futures Strategy Fund previously filed on July 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 279, and hereby incorporated by reference.

(m)(69)

Form of Rule 12b-1 Plan of Astor Active Income ETF Fund and Astor Style Preferred Growth ETF Fund previously filed on May 24, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 256, and hereby incorporated by reference.

(m)(70)

Form of Rule 12b-1 Plan of Altrius Small Cap Value Fund was previously filed on June 13, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 273, and hereby incorporated by reference.

(m)(71)

Rule 12b-1 Plan of Ascendant Balanced Fund, Ascendant Natural Resources Fund, Ascendant MultiCap Equity Fund and Ascendant Patriot Fund previously filed on March 19, 2012 to the Registrant’s Registration Statement in Amendment No. 366, and hereby incorporated by reference.

(m)(72)	Rule 12b-1 Plan of Ginkgo Multi-Strategy Fund previously filed on July 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 279, and hereby incorporated by reference. .
(m)(73)

Form of Rule 12b-1 Plan of Quantitative Managed Futures Strategy Fund previously filed on July 22, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 285, and hereby incorporated by reference.

(m)(74)

Form of Rule 12b-1 Plan of Peregrine Gold Silver Alpha Strategy Fund previously filed on August 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 298, and hereby incorporated by reference.

(m)(75)

Form of Rule 12b-1 Plan of Triex Long/Short Fund previously filed on August 23, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 300, and hereby incorporated by reference.

(m)(76)

Form of Rule 12b-1 Plan of Avant Gold Coin Strategy Fund previously filed on October 18, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 317, and hereby incorporated by reference.

(m)(77)

Rule 12b-1 Plan of Altegris Futures Evolution Strategy Fund was previously filed on October 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 318, and hereby incorporated by reference.

(m)(78)

Form of Rule 12b-1 Plan of RPG Emerging Market Premium Sector Rotation Fund previously filed on November 28, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 341, and hereby incorporated by reference.

(m)(79)

Form of Rule 12b-1 Plan of Rady Monthly High Income Fund, Rady Bear Fund, Rady Commodity Equity Fund, Rady Small Cap Value Fund, Rady Growth and Income Fund, Rady Tactical Long/Short Fund and Rady Multi-Strategy Alternative Fund previously filed on December 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 344, and hereby incorporated by reference.

(m)(80)

Rule 12b-1 Plan of the CMG Tactical Equity Strategy Fund previously filed on March 30, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 369, and hereby incorporated by reference.  Revised 12b-1 Plan of the CMG Tactical Equity Strategy Fund previously filed on August 10, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 4026, and hereby incorporated by reference.

(m)(81)

Form of Rule 12b-1 Plan of the Altegris Equity Long Short Fund previously filed on March 30, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 368, and hereby incorporated by reference.

(m)(82)

Form of Rule 12b-1 Plan of the Sierra Strategic Income Fund is filed previously filed on December 21, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 343, and hereby incorporated by reference.

(m)(83)

Form of Rule 12b-1 Plan of the Eagle MLP Strategy Fund  previously filed on June 12, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 386, and hereby incorporated by reference

(m)(84)

Revised Rule 12b-1 Plan of the Leader Short term Bond and Leader Total Return Fund previously filed on August 10, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 4026, and hereby incorporated by reference.

(m)(85)

Form of Rule 12b-1 Plan of the Sandalwood Opportunity Fund previously filed on September 20, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 416, and hereby incorporated by reference.

(m)(86)	Rule 12b-1 Plan of the Altegris Fixed Income Long Short Fund to be file by amendment.
(m)(87)

Rule 12b-1 Plan of the Pacific Financial Alternative Strategies Fund, Pacific Financial Flexible Growth & Income Fund, Pacific Financial Balanced Fund, Pacific Financial Foundational Asset Allocation Fund, Pacific Financial Faith & Values Based Moderate Fund, Pacific Financial Faith & Values Based Conservative Fund and Pacific Financial Faith & Values Based Aggressive Fund to be file by amendment.

(n)

Rule 18f-3 Plan to add Eagle MLP Total Return Fund, Sandalwood Multi-Strategy Opportunity Fund and Altegris Fixed Income Long Short Fund to be filed by amendment. RPG Emerging Market Premium Sector Rotation Fund and Altegris Equity Long Short Fund previously filed on January 13, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 354, and hereby incorporated by reference.

(p)(1)

Code of Ethics of Northern Lights Distributors, LLC, previously filed on October 30, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 32, and hereby incorporated by reference.

(p)(2)	Code of Ethics of Critical Math Advisors LLC, previously filed on January 30, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 8, and hereby incorporated by reference.
(p)(3)

Code of Ethics of Biondo Investment Advisors, LLC, previously filed on April 24, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 11, and hereby incorporated by reference.

(p)(4)

Code of Ethics of Capital Group, Inc. (D.B.A. Biltmore Investment Group) previously filed on May 31, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 13, and hereby incorporated by reference.

(p)(5)	Code of Ethics of Arrow Investment Advisors, LLC previously filed on July 19, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 15, and hereby incorporated by reference.
(p)(6)

Code of Ethics of Dorsey, Wright & Associates, Inc previously filed on July 19, 2006 to the Registrant’s Registration Statement in Post-Effective Amendment No. 15, and hereby incorporated by reference.

(p)(7)

Code of Ethics of Rhoads Lucca Capital Partners, LP previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.

(p)(8)	Code of Ethics of Changing Parameters, LLC previously filed on January 12, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 16, and hereby incorporated by reference.
(p)(10)

Code of Ethics of The Pacific Financial Group, Inc. previously filed on May 10, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 21, and hereby incorporated by reference.

(p)(11)

Code of Ethics of Sherwood Advisors, LLC (D.B.A. Gratio Capital) previously filed on May 10, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 21, and hereby incorporated by reference.

(p)(12)

Code of Ethics of Wright Fund Management, LLC, previously filed on December 17, 2007 to the Registrant’s Registration Statement in Post-Effective Amendment No. 35, and hereby incorporated by reference.

(p)(13)

Code of Ethics of Anchor Capital Management Group, Inc., previously filed on February 12, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 37, and hereby incorporated by reference.

(p)(14)

Code of Ethics of Wintrust Capital Management Company, LLC (formerly known as Wayne Hummer Asset Management Company), previously filed on March 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 40, and hereby incorporated by reference.

(p)(15)	Code of Ethics of Emerald Asset Advisors, LLC, previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.
(p)(16)

Code of Ethics of Kerns Capital Management, Inc., previously filed on April 18, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 41, and hereby incorporated by reference.

(p)(17)	Code of Ethics of EM Capital Management, LLC previously filed on October 31, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 68, and hereby incorporated by reference.
(p)(18)	Code of Ethics of Equinox Fund Management, LLC, previously filed on July 9, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 51, and hereby incorporated by reference.
(p)(19)	Code of Ethics of Three G Financial, LLC, previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.
(p)(20)	Code of Ethics of Wade Financial Group, previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.
(p)(21)

Code of Ethics of SouthernSun Asset Management, Inc. previously filed on August 21, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 58, and hereby incorporated by reference.

(p)(22)	Code of Ethics of Toews Corporation, previously filed on November 7, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 70, and hereby incorporated by reference.
(p)(23)	Code of Ethics of Leader Capital Corp., previously filed on October 20, 2008 to the Registrant’s Registration Statement in Post-Effective Amendment No. 66, and hereby incorporated by reference.
(p)(24)

Code of Ethics of CMG Capital Management Group, Inc. previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(p)(25)	Code of Ethics of Traub Capital Management, LLC previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.
(p)(26)	Code of Ethics of Bandon Capital Management, LLC previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.
(p)(27)	Code of Ethics of Heritage Capital, LLC previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.
(p)(28)

Code of Ethics of Schreiner Capital Management, Inc. previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(p)(29)	Code of Ethics of Scotia Partners, Ltd. previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.
(p)(30)	Code of Ethics of Incline Asset Management, LLC previously filed on March 13, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 81, and hereby incorporated by reference.
(p)(31)	Code of Ethics of Sarasota Capital Partners, LLC previously filed on April 21, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 83, and hereby incorporated by reference.
(p)(32)

Code of Ethics of Bull Path Capital Management, LLC previously filed on April 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 84, and hereby incorporated by reference.

(p)(33)	Code of Ethics of Summit Portfolios Advisors, LLC previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.
(p)(34)	Code of Ethics of Montebello Partners, LLC previously filed on September 14, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 104, and hereby incorporated by reference.
(p)(35)	Code of Ethics of Chariot Advisors, LLC previously filed on June 24, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 91, and hereby incorporated by reference.
(p)(36)	Code of Ethics of BTS Asset Management, LLC previously filed on August 28, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 99, and hereby incorporated by reference.
(p)(37)	Code of Ethics of Astor Asset Management, LLC previously filed on August 28, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 99, and hereby incorporated by reference.
(p)(38)	Code of Ethics of Rady Asset Management, LLC previously filed on August 28, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 99, and hereby incorporated by reference.
(p)(39)

Code of Ethics of Lacerte Capital Advisors, LLC previously filed on October 30, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 111, and hereby incorporated by reference.

(p)(40)

Code of Ethics of Barclays Capital Fund Services-Americas previously filed on September 14, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 104, and hereby incorporated by reference.

(p)(41)

Code of Ethics of Winans International Investment Management, Inc. previously filed on August 28, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 99, and hereby incorporated by reference.

(p)(42)

Code of Ethics of Investment Partners Asset Management, Inc. previously filed on October 2, 2009 to the Registrant’s Registration Statement in Post-Effective Amendment No. 107, and hereby incorporated by reference.

(p)(43)	Code of Ethics of FocusPoint Solutions, Inc. previously filed on February 12, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 127, and hereby incorporated by reference.
(p)(44)	Code of Ethics of Strategic Investing Funds, LLC previously filed on April 7, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 137, and hereby incorporated by reference.
(p)(45)

Code of Ethics of Capstone Investment Financial Group, Inc previously filed on April 29, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 147, and hereby incorporated by reference.

(p)(46)

Code of Ethics of Dunn Warren Investment Advisors, LLC previously filed on April 7, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 137, and hereby incorporated by reference.

(p)(47)

Code of Ethics of Mount Yale Asset Management, LLC previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.

(p)(48)	Code of Ethics of 6800 Capital, LLC previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.
(p)(49)

Code of Ethics of Congress Asset Management Company, LLP previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.

(p)(50)	Code of Ethics of Chadwick & D’Amato, LLC previously filed on June 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 162, and hereby incorporated by reference.
(p)(51)	Code of Ethics of 13D Management, LLC previously filed on July 8, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 164, and hereby incorporated by reference.
(p)(52)	Code of Ethics of Altegris Advisors, LLC previously filed on August 31, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 171, and hereby incorporated by reference.
(p)(53)

Code of Ethics of Rodney Square Management Corporation, previously filed on September 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 179, and hereby incorporated by reference.

(p)(54)	Code of Ethics of W.E. Donoghue & Co., Inc. previously filed on August 31, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 171, and hereby incorporated by reference.
(p)(55)	Code of Ethics of Portfolio Strategies, Inc. previously filed on August 31, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 171, and hereby incorporated by reference.
(p)(56)	Code of Ethics of RAM Capital Management, LLC previously filed on July 2, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 163, and hereby incorporated by reference.
(p)(57)

Code of Ethics of Bishop Asset Management, LLC previously filed on November 1, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 185, and hereby incorporated by reference.

(p)(58)	Code of Ethics of CWC Advisors, LLC previously filed on March 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 230, and hereby incorporated by reference.
(p)(59)	Code of Ethics of BBW Capital Advisors previously filed on November 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 186, and hereby incorporated by reference.
(p)(60)

Code of Ethics of Loomis, Sayles & Company, L.P. previously filed on March 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 232, and hereby incorporated by reference.

(p)(61)	Code of Ethics of 7Twelve Advisors, LLC previously filed on November 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 186, and hereby incorporated by reference.
(p)(62)	Code of Ethics of Beech Hill Advisors, Inc. previously filed on November 30, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 186, and hereby incorporated by reference.
(p)(63)

Code of Ethics of Clark Capital Management Group, Inc. previously filed on December 2, 2010 to the Registrant’s Registration Statement in Post-Effective Amendment No. 187, and hereby incorporated by reference.

(p)(64)	Code of Ethics of Tatro Capital, LLC previously filed on February 11, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 210, and hereby incorporated by reference.
(p)(65)

Code of Ethics of Knollwood Investment Advisors, LLC previously filed on March 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 230, and hereby incorporated by reference.

(p)(66)

Code of Ethics of GPS Capital Management, LLC previously filed on February 11, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 210, and hereby incorporated by reference.

(p)(67)	Code of Ethics of Risk Paradigm Group, LLC previously filed on March 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 230, and hereby incorporated by reference.
(p)(68)	Code of Ethics of Genesis Capital, LLC previously filed on March 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 232, and hereby incorporated by reference.
(p)(69)	Code of Ethics of Avant Capital Management, LLC previously filed on May 16, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 251, and hereby incorporated by reference.
(p)(70)	Code of Ethics of CWM, LLC previously filed on May 6, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 246, and hereby incorporated by reference.
(p)(71)	Code of Ethics of Zeo Capital Advisors, LLC previously filed on December 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 345, and hereby incorporated by reference.
(p)(72)

Code of Ethics of Brinton Eaton Associates, Inc. previously filed on March 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 232, and hereby incorporated by reference.

(p)(73)	Code of Ethics of Van Hulzen Asset Management, LLC previously filed on May 6, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 246, and hereby incorporated by reference.
(p)(74)	Code of Ethics of Mosaic Capital Management, LLC previously filed on May 6, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 246, and hereby incorporated by reference.
(p)(75)	Code of Ethics of Fusion Investment Group, LLC previously filed on May 6, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 246, and hereby incorporated by reference.
(p)(76)

Code of Ethics of Altrius Institutional Asset Management, LLC previously filed on May 16, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 251, and hereby incorporated by reference.

(p)(77)	Code of Ethics of Ascendant Advisors, LLC previously filed on June 14, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 274, and hereby incorporated by reference.
(p)(78)

Code of Ethics of Winch Advisory Services, LLC previously filed on December 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 345, and hereby incorporated by reference.

(p)(79)

Code of Ethics of Absolute Private Wealth Management, LLC previously filed on July 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 279, and hereby incorporated by reference.

(p)(80)	Code of Ethics of Horizon Cash Management LLC previously filed on July 1, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 279, and hereby incorporated by reference. .
(p)(81)

Code of Ethics of Peregrine Capital Advisors, Inc. previously filed on December 29, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 345, and hereby incorporated by reference.

(p)(82)	Code of Ethics of Triex Financial Services, Inc. previously filed on July 13, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 281, and hereby incorporated by reference.
(p)(83)	Code of Ethics of Doubleline Capital LP was previously filed on October 19, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 318, and hereby incorporated by reference.
(p)(84)

Code of Ethics of Preservation Trust Advisors, LLC previously filed on September 2, 2011 to the Registrant’s Registration Statement in Post-Effective Amendment No. 304, and hereby incorporated by reference.

(p)(85)	Code of Ethics of Princeton Fund Advisors, LLC to be filed by amendment.
(p)(86)	Code of Ethics of Eagle Global Advisors, LLC previously filed on June 12, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 386, and hereby incorporated by reference
(p)(87)	Code of Ethics of Sandalwood Securities, Inc. to be filed by amendment.
(p)(88)	Code of Ethics of RockView Management, LLC to be filed by amendment.

ITEM 29.

PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE REGISTRANT.

None.

ITEM 30.

INDEMNIFICATION.

Article VIII, Section 2(a) of the Agreement and Declaration of Trust provides that to the fullest extent that limitations on the liability of Trustees and officers are permitted by the Delaware Statutory Trust Act of 2002, the officers and Trustees shall not be responsible or liable in any event for any act or omission of:  any agent or employee of the Trust; any investment adviser or principal underwriter of the Trust; or with respect to each Trustee and officer, the act or omission of any other Trustee or officer, respectively.  The Trust, out of the Trust Property, is required to indemnify and hold harmless each and every officer and Trustee from and against any and all claims and demands whatsoever arising out of or related to such officer’s or Trustee’s performance of his or her duties as an officer or Trustee of the Trust.  This limitation on liability applies to events occurring at the time a person serves as a Trustee or officer of the Trust whether or not such person is a Trustee or officer at the time of any proceeding in which liability is asserted.  Nothing contained in the Agreement and Declaration of Trust indemnifies, holds harmless or protects any officer or Trustee from or against any liability to the Trust or any shareholder to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

Article VIII, Section 2(b) provides that every note, bond, contract, instrument, certificate or undertaking and every other act or document whatsoever issued, executed or done by or on behalf of the Trust, the officers or the Trustees or any of them in connection with the Trust shall be conclusively deemed to have been issued, executed or done only in such Person’s capacity as Trustee and/or as officer, and such Trustee or officer, as applicable, shall not be personally liable therefore, except as described in the last sentence of the first paragraph of Section 2 of Article VIII.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Delaware law and the Agreement and Declaration of the Registrant or the By-Laws of the Registrant, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Underwriting Agreement provides that the Registrant agrees to indemnify, defend and hold Northern Lights Distributors (NLD), its several officers and directors, and any person who controls NLD within the meaning of Section 15 of the Securities Act free and harmless from and against any and all claims, demands, liabilities and expenses (including the reasonable cost of investigating or defending such claims, demands or liabilities and any reasonable counsel fees incurred in connection therewith) which NLD, its officers and directors, or any such controlling persons, may incur under the Securities Act, the 1940 Act, or common law or otherwise, arising out of or based upon: (i) any untrue statement, or alleged untrue statement, of a material fact required to be stated in either any Registration Statement or any Prospectus, (ii) any omission, or alleged omission, to state a material fact required to be stated in any Registration Statement or any Prospectus or necessary to make the statements in any of them not misleading, (iii) the Registrant’s  failure to maintain an effective Registration statement and Prospectus with respect to Shares of the Funds that are the subject of the claim or demand, or (iv)  the Registrant’s failure to provide NLD with advertising or sales materials to be filed with the FINRA on a timely basis.

The Fund Accounting, Transfer Agency and Administration Service Agreements with Gemini Fund Services (GFS) provides that the Registrant agrees to indemnify and hold GFS harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributable to the Registrant’s refusal or failure to comply with the terms of the Agreement, or which arise out of the Registrant’s lack of good faith, gross negligence or willful misconduct with respect to the Registrant’s performance under or in connection with this Agreement.

The Consulting Agreement with Northern Lights Compliance Services, LLC (NLCS) provides that the Registrant agree to indemnify and hold NLCS harmless from and against any and all losses, damages, costs, charges, reasonable counsel fees, payments, expenses and liability arising out of or attributable to the Trust’s refusal or failure to comply with the terms of the Agreement, or which arise out of the Trust’s lack of good faith, gross negligence or willful misconduct with respect to the Trust’s performance under or in connection with the Agreement.  NLCS shall not be liable for, and shall be entitled to rely upon, and may act upon information, records and reports generated by the Trust, advice of the Trust, or of counsel for the Trust and upon statements of the Trust’s independent accountants, and shall be without liability for any action reasonably taken or omitted pursuant to such records and reports.

ITEM 31.

BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.

Certain information pertaining to the business and other connections of each Advisor of each series of the Trust is hereby incorporated herein by reference to the section of the respective Prospectus captioned “Investment Advisor” and to the section of the respective Statement of Additional Information captioned “Investment Advisory and Other Services.”  The information required by this Item 26 with respect to each director, officer or partner of each Advisor is incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”).  Each Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov, and may be requested by File No. as follows:

Critical Math Advisors LLC, the Adviser to the Adaptive Allocation Fund -- File No. 801 - 65306

Biondo Investment Advisors, LLC, the Adviser to The Biondo Growth Fund and The Biondo Focus Fund-- File No. 801 - 62775

Arrow Investment Advisors, LLC, the Adviser to the Arrow DWA Balanced Fund, Arrow DWA Systematic RS Fund, Arrow DWA Tactical Fund, Arrow Alternative Solutions Fund, Arrow Managed Futures Trend Fund and Arrow Commodity Strategy Fund-- File No. 801 - 66595

Dorsey, Wright & Associates, Inc., the Sub-Adviser to the Arrow DWA Systematic RS Fund, Arrow DWA Balanced Fund and Arrow DWA Tactical Fund -- File No. 801 - 29045

Rhoads Lucca Capital Partners, LP, the Adviser to Autopilot Managed Growth Fund -- File No. 801 - 64590

Changing Parameters, LLC, the Adviser to Changing Parameters Fund -- File No. 801-63495

The Pacific Financial Group, Inc., the Adviser to the Pacific Financial Core Equity Fund, the Pacific Financial Explorer Fund, the Pacific Financial International Fund, the Pacific Financial Strategic Conservative Fund, the Pacific Financial Tactical Fund, the Pacific Financial Alternative Strategies Fund, Pacific Financial Flexible Growth & Income Fund, Pacific Financial Balanced Fund, Pacific Financial Foundational Asset Allocation Fund, Pacific Financial Faith & Values Based Moderate Fund, Pacific Financial Faith & Values Based Conservative Fund and Pacific Financial Faith & Values Based Aggressive Fund -- File No. 801 - 18151

Gratio Capital, Inc., the Adviser to the Gratio Values Fund, GoalMine Fixed Income Fund and GoalMine Balanced Growth Fund -- File No. 801 - 68764

Wright Fund Management, LLC, the Adviser of Sierra Core Retirement Fund and Sierra Strategic Income Fund– File No. 801- 68554

Wintrust Capital Management Company, LLC (formerly known as Wayne Hummer Asset Management Company, the Adviser of Wintrust Capital Disciplined Equity Fund (formerly known as Wayne Hummer Large Cap Core Fund0, Wayne Hummer Real Estate 130/30 Fund and Wintrust Capital Small Cap Opportunity Fund (formerly known as Wayne Hummer Small Cap Core Fund0 – File No. 801 – 16937

Emerald Asset Advisors, LLC, the Adviser of EAS Alternatives Fund – File No. 801 – 56946

Kerns Capital Management, Inc., the Adviser of the KCM Macro Trends Fund – File No. 801 – 57482

Equinox Fund Management, LLC, the Adviser of the MutualHedge Funds – File No. 801- 67852

Three G Financial, LLC, the Adviser of the Generations Multi-Strategy Fund – File No. 801- 69579

Wade Financial Group, the Adviser of the Wade Tactical L/S Fund – File No. 801-47676

SouthernSun Asset Management, Inc., the Adviser of the SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund – File No. 801- 34451

Toews Corporation, the Adviser of the Toews Hedged Emerging Markets Fund, Toews Hedged International Fund, Toews Hedged High Yield Fund, Toews Hedged Large-Cap Fund, Toews Hedged Small & Mid Cap Fund and Toews Hedged Commodities Fund– File No. 801- 47765

Leader Capital Corp., the Adviser of the Leader Short Term Bond Fund and Leader Total Return Fund – File No. 801- 56684

CMG Capital Management Group, Inc, the Adviser of the CMG Absolute Return Strategies Fund and CMG Tactical Equity Strategy Fund – File No. 801-43455

Anchor Capital Management Group, LLC, Sub-Adviser of the CMG Absolute Return Strategies Fund – File No. - 801-69345

Traub Capital Management, LLC, the Sub-Adviser to the CMG Absolute Return Strategies Fund and Adviser to The FX Strategy Fund- File No. 801-70068.

Bandon Capital Management, LLC, the Adviser of the Bandon Isolated Alpha Fixed Income Fund - File No. 801-68367

Scotia Partners, Ltd., the Sub-Adviser to the CMG Absolute Return Strategies Fund - File No. 801-69997.

Sarasota Capital Partners, LLC, the Adviser of The Currency Strategies Fund – File No. 801-68409

Summit Portfolio Advisors, LLC, the Adviser of The Collar Fund – File No. 801-70098

Montebello Partners, LLC, the Adviser of the GMG Defensive Beta Fund – File No. 801-70164

Barclays Capital Fund Services, the Sub-Adviser of the GMG Defensive Beta Fund – File No. 801-69700

BTS Asset Management, Inc., the Adviser of the BTS Bond Asset Allocation Fund – File No. 801-14895.

Astor Asset Management, LLC, the Adviser of the Astor Long/Short Fund, Astor Active Income ETF Fund and Astor Style Preferred Growth ETF Fund – File No. 801-61526.

Rady Asset Management, LLC, the Adviser of the Rady Monthly High Income Fund, Rady Bear Fund, Rady Commodity Equity Fund, Rady Small Cap Value Fund, Rady Growth and Income Fund, Rady Tactical Long/Short Fund and Rady Multi-Strategy Alternative Fund – File No. 801-70446.

Lacerte Capital Advisors, LLC, the Adviser of The Guardian Fund – File No. 801-68358.

Investment Partners Asset Management, Inc., the Adviser of the Investment Partners Opportunities Fund – File No. 801-61906.

FocusPoint Solutions, Inc., the Sub-Adviser of the Generations Multi-Strategy Fund – File No. 801-63028.

Strategic Investing Funds, LLC, the Adviser of Strategic Investing Long/Short Fund – File No. 801-71055.

Capstone Investment Financial Group, Inc, the Adviser of CIFG MaxBalancedSM Fund and CIFG MaxOppSM Fund – File No. 801-70403.

Dunn Warren Investment Advisors, LLC, the Sub-Adviser of the CIFG MaxBalancedSM Fund and CIFG MaxOppSM Fund – File No. 801-67699.

Mount Yale Asset Management, LLC, the Adviser of Princeton Futures Strategy Fund – File No. 801-63221.

6800 Capital, LLC, the Sub-Adviser of Princeton Futures Strategy Fund – File No. 801-69750.

Congress Asset Management Company, LLP the Sub-Adviser of Princeton Futures Strategy Fund – File No. 801-69845.

Chadwick & D’Amato, LLC, the Adviser of Chadwick & D’Amato Fund – File No. 801-62604.

13D Management, LLC, the Adviser of 13D Activist Fund – File No. 801-71577.

Altegris Advisors, LLC, the Adviser of Altegris Managed Futures Strategy Fund, Altegris Macro Strategy Fund, and Altegris Futures Evolution Strategy Fund and Altegris Equity Long Short Fund– File No. 801- 71496.

W.E. Donoghue & Co., Inc., the Adviser of Power Income Fund – File No. 801-27959.

Portfolio Strategies, Inc., the Adviser of PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund and PSI Tactical Growth Power Income Fund – File No. 801-18475.

Howard Capital Management, Inc., the Sub-Adviser of the CMG Absolute Return Strategies Fund – File No. 801-69763

Avant Capital Management, LLC, the Adviser of Avant Gold Bullion Strategy Fund and Avant Gold Coin Strategy Fund – File No. 801-68387.

Bishop Asset Management LLC, the Adviser of the Bishop Volatility Flex Fund – File No. 801-71810.

CWC Advisors, LLC, the Adviser of the CWC Small Cap Aggressive Value Fund – File No. 801-62369.

BBW Capital Advisors, the Adviser of the TransWestern Institutional Short Duration Government Bond Fund – File No. 801-67113.

Loomis, Sayles & Company, L.P., the Sub-Adviser of the TransWestern Institutional Short Duration Government Bond Fund – File No. 801-170.

7Twelve Advisors, LLC, the Adviser of the 7Twelve Balanced Fund – File No. 801-71758.

Beech Hill Advisors, Inc., the Adviser of the Beech Hill Total Return Fund – File No. 801-31503.

Clark Capital Management Group Inc., the Adviser of the Navigator Equity Hedged Fund – File No. 801-28445.

Tatro Capital, LLC, the Adviser of the Tatro Capital Tactical Appreciation Fund – File No. 801-72224.

Knollwood Investment Advisors, LLC, the Advisor of the Grant Park Managed Futures Strategy Fund – File No. 801-72068.

GPS Capital Management, LLC, the Advisor of the GPS Multiple Strategy Fund – File No. 801-64685.

Fusion Investment Group, LLC, the Advisor of the Global Fusion Tactical Equity Fund and Global Fusion Long/Short Fund – File No. 801-70495

Risk Paradigm Group, LLC, the Advisor of the Diversified Risk Parity Fund and RPG Emerging Market Premium Sector Rotation Fund– File No. 801-72141.

Genesis Capital LLC, the Advisor of the SCA Absolute Return Fund and SCA Directional Fund – File No. 801-62613.

Zeo Capital Advisors, LLC, the Advisor of the Zeo Strategic Income Fund – File No. 801-72287.

Brinton Eaton Associates, Inc., the Advisors of The Giralda Fund – File No. 801-35421.

Van Hulzen Asset Management, LLC, the Advisor of Iron Horse Fund – File No. 801-61884.

Mosaic Capital Management, LLC, the Advisor of Mosaic Managed Futures Strategy Fund – File No.801-72237.

Altrius Institutional Asset Management, LLC, the Advisor of Altrius Small Cap Value Fund – File No. 801-72306.

Ascendant Advisors, LLC, the Advisor of Ascendant Balanced Fund, Ascendant Natural Resources Fund, Ascendant Natural Resources Master Fund, Ascendant MultiCap Equity Fund and the Patriot Fund – File No. 801-72278.

Winch Advisory Services LLC, the Advisor of Ginkgo Multi-Strategy Fund – File No. 801-55488.

Absolute Private Wealth Management LLC, the Advisor of Quantitative Managed Futures Strategy Fund – File No. 801-72461

Horizon Cash Management LLC, the Sub-Advisor of Quantitative Managed Futures Strategy Fund – File No. 801- 47928

Peregrine Capital Advisors, Inc. the Advisor of Peregrine Gold Silver Alpha Strategy Fund – File No. 801-72659.

Triex Financial Services, Inc. the Advisor of Triex Long/Short Fund – File No. 801-72663.

Doubleline Capital LP, the Sub-Adviser of Altegris Futures Evolution Strategy Fund – File 801-70942.

F-Squared Institutional Advisors, LLC, the Sub-Adviser of RPM Emerging Market Premium Sector Rotation Fund – File 801-71753.

Preservation Trust Advisors, LLC, the Adviser of PTA Comprehensive Alternatives Fund – File No.801-72576.

Harvest Capital Strategies, LLC, the Sub-Adviser of Altegris Equity Long Short Fund – File No.801-66003.

OMT Capital Management LLC, the Sub-Adviser of Altegris Equity Long Short Fund – File No.801-60466.

Princeton Fund Advisors, LLC the Co-Advisor of Eagle MLP Total Return Fund – File No. 801-72525.

Eagle Global Advisors, LLC the Co-Advisor of Eagle MLP Total Return Fund – File No. 801-53294.

Sandalwood Securities, Inc the Sub-Adviser of Sandalwood Opportunity Fund – File No. 801-42453.

RockView Management, LLC the Sub-Adviser of Sandalwood Opportunity Fund – File No. 801-73761.

ITEM 32.

PRINCIPAL UNDERWRITER.

(a)

Northern Lights Distributors, LLC (“NLD”), is the principal underwriter for all series of Northern Lights Fund Trust, except Leader Short-Term Bond Fund and Leader Total Return Fund. NLD also acts as principal underwriter for the following:

AdvisorOne Funds, Bryce Capital Funds, Copeland Trust, Epiphany Funds, Equinox Funds Trust, Ladenburg Thalmann Alternative Strategies Fund, Miller Investment Trust, Nile Capital Investment Trust, North Country Funds, Northern Lights Fund Trust II, Northern Lights Variable Trust, Roge Partners Funds and The Saratoga Advantage Trust.

Foreside Distribution Services, LP (“Foreside”) serves as the underwriter to Leader Short-Term Bond Fund and Leader Total Return Fund and also acts as principal underwriter for the following:

American Independence Funds Trust, The Bjurman, Barry Funds, Capital One Funds, Commonwealth International Series Trust, The Coventry Group, Coventry Funds Trust, First Focus Funds, Inc., HSBC Advisor Funds Trust, HSBC Investor Funds, Lou Holland Trust, Pacific Capital Funds (including CATS and Hawaiian Trust), PNC Funds, RMR Series Trust, STI Classic Funds, STI Classic Variable Trust, The 3800 Fund, The Blue Fund Group and Vintage Mutual Funds, Inc.

(b)

NLD is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc.  The principal business address of NLD is 4020 South 147th Street, Omaha, Nebraska 68137.  NLD is an affiliate of Gemini Fund Services, LLC.  To the best of Registrant’s knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
W. Patrick Clarke	Manager	None
Brian Nielsen	Manager, President, Secretary	None
Daniel Applegarth	Treasurer	None
Mike Nielsen	Chief Compliance Officer and AML Compliance Officer	None

Foreside Distribution Services, LP is registered with Securities and Exchange Commission as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc.  The principal business address of Foreside is 10 High Street, Suite 302, Boston, MA 02110.  To the best of Registrant’s knowledge, the following are the members and officers of NLD:

Name	Positions and Offices with Underwriter	Positions and Offices with the Fund
Mark S. Redman	President and Director	None
Elliott Dobin	Secretary	None
Wayne A. Rose	Co-Chief Compliance Officer	None
Linda C. Carley	Chief Compliance Officer	None
James E. (Ed) Pike	Financial and Operations Principal	None

(c)

Not Applicable.

ITEM 33.

LOCATION OF ACCOUNTS AND RECORDS.

The following entities prepare, maintain and preserve the records required by Section 31 (a) of the 1940 Act for the Registrant.  These services are provided to the Registrant for such periods prescribed by the rules and regulations of the Securities and Exchanged Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

Bank of New York Mellon (“BONY”), located at One Wall Street, New York, New York 10286, provides custodian services to The Biondo Growth Fund, Winans Long/Short Fund (known previously as Biltmore Momentum/Dynamic ETF Fund), Changing Parameters Fund, Gratio Values Fund, Pacific Financial Core Equity Fund, Pacific Financial Explorer Fund, Pacific Financial International Fund, Pacific Financial Strategic Conservative Fund, Pacific Financial Tactical Fund, The Biondo Focus Fund,  Arrow Managed Futures Trend Fund, GoalMine Fixed Income Fund and GoalMine Balanced Growth Fund pursuant to a Custody Agreement between BONY and the Trust.

First National Bank of Omaha (“FNBO”), located at 1620 Dodge Street, Omaha, NE 68197, provides custodian services to the Adaptive Allocation Fund, the Autopilot Managed Growth Fund, Sierra Core Retirement Fund, Sierra Strategic Income Fund, Wintrust Capital Disciplined Equity Fund, EAS Alternatives Fund, Wade Tactical L/S  Fund, SouthernSun Small Cap Fund, SouthernSun U.S. Equity Fund, Wayne Hummer Real Estate 130/30 Fund, Wintrust Capital Small Cap Opportunity Fund and Incline Capital Smart Switch Fund pursuant to a Custody Agreement between FNBO and the Trust.

Union Bank, National Association, 350 California Street 6th Floor, San Francisco, California  94104 (Union), provides custodian services to the Arrow DWA Balanced Fund, Arrow DWA Tactical Fund, Arrow DWA Systematic RS Fund, Arrow Alternative Solutions Fund, MutualHedge Funds, The Long-Short Fund, The Collar Fund, BTS Bond Asset Allocation Fund, Astor Long/Short Fund, Rady Monthly High Income Fund, Rady Bear Fund, Rady Commodity Equity Fund, Rady Small Cap Value Fund, Rady Growth and Income Fund, Rady Tactical Long/Short Fund and Rady Multi-Strategy Alternative Fund, The Guardian Fund, GMG Defensive Beta Fund, Winans Long/Short Fund, Investment Partners Opportunities Fund, Strategic Investing Long/Short Fund. Arrow Managed Futures Trend Fund, CIFG MaxBalancedSM Fund, Princeton Futures Strategy Fund Power Income Fund, PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund, PSI Tactical Growth, CIFG MaxOppSM Fund CWC Small Cap Aggressive Value Fund, Bandon Isolated Alpha-Fixed Income Fund, Chadwick & D’Amato Fund, Arrow Commodity Strategy Fund, RAM Risk managed-Growth Fund, TransWestern Institutional Short Duration Government Bond Fund, Bishop Volatility Flex Fund. 7Twelve Balanced Fund, 13D Activist Fund, Beech Hill Total Return Fund, Navigator Equity Hedged Fund, GPS Multiple Strategy Fund, Diversified Risk Parity Fund, Peregrine Gold Silver Alpha Strategy Fund, Tatro Capital Appreciation Fund, Avant Gold Bullion Strategy Fund, Ginkgo Multi-Strategy Fund, Altrius Small Cap Value Fund, Triex Long/Short Fund, Ascendant Balanced Fund, Ascendant Natural Resources Fund, Ascendant MultiCap Equity Fund, Ascendant Natural Resources Master Fund, Patriot Fund, Eagle MLP Total Return Fund and Sandalwood Opportunity Fund pursuant to a Custody Agreement between Union and the Trust.

Fifth Third Bank (“Fifth Third”), 38 Fountain Square Plaza Cincinnati, Ohio 45263, provides custodian services to KCM Macro Trends Fund, Generations Multi-Strategy Fund, the Leader Short-Term Bond Fund, Leader Total Return Fund, Toews Hedged Emerging Markets Fund, CMG Absolute Return Strategies Fund and CMG Tactical Equity Strategy Fund, The Currency Strategies Fund, Chariot Absolute Return Currency Fund, Toews Hedged International Fund, Toews Hedged High Yield Fund, Toews Hedged Large-Cap Fund and Toews Hedged Small & Mid Cap Fund pursuant to a Custody Agreement between Fifth Third and the Trust.

JPMorgan Chase Bank (“JPMorgan”), 270 Park Avenue, New York, NY 10017, provides custodian services to Altegris Macro Strategy Fund, Altegris Managed Futures Strategy Fund. Altegris Futures Evolution Strategy Fund, Altegris Equity Long Short Fund and Altegris Fixed Income Long Short Fund pursuant to a Custody Agreement between JPMorgan and the Trust.

Gemini Fund Services, LLC (“GFS”), located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, provides transfer agent and dividend disbursing services pursuant to a Transfer Agency and Service Agreements between GFS and the Trust.  In such capacities, GFS provides pricing for each Fund’s portfolio securities, keeps records regarding securities and other assets in custody and in transfer, bank statements, canceled checks, financial books and records, and keeps records of each shareholder’s account and all disbursement made to shareholders.  GFS also maintains all records required pursuant to Administrative Service Agreements with the Trust.

NLD, located at 17605 Wright Street, Omaha, Nebraska 68130, serves as principal underwriter for all series of Northern Lights Fund Trust, except Leader Short-Term Bond Fund and Leader Total Return Fund. NLD maintains all records required to be maintained pursuant to each Fund’s Distribution Plan and Agreement adopted pursuant to Rule 12b-1 under the 1940 Act.

Foreside Distribution Services, LP, located at 10 High Street, Suite 302, Boston, MA 02110, serves as principal underwriter for Leader Short-Term Bond Fund and Leader Total Return Fund and maintains all records required to be maintained pursuant to the Fund’s Distribution Plan and Agreements adopted pursuant to Rule 12b-1 under the 1940 Act.

Critical Math Advisors LLC, located at 29 Emmons Drive, Suite A-20, Princeton, NJ  08540, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Adaptive Allocation Fund.

Biondo Investment Advisors, LLC, located at 544 Routes 6 & 209, PO Box 909, Milford, Pennsylvania 18337, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Biondo Growth Fund and The Biondo Focus Fund.

Arrow Investment Advisors, LLC, located at 2943 Olney-Sandy Spring Road, Suite A, Olney, Maryland 20832, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Arrow DWA Balanced Fund, Arrow DWA Systematic RS Fund, Arrow DWA Tactical Fund, Arrow Alternative Solutions Fund, Arrow Managed Futures Trend Fund and Arrow Commodity Strategy Fund.

Dorsey, Wright & Associates, Inc., located at with offices at 8014 Midlothian Turnpike, Richmond, Virginia 23235 and 595 East Colorado Blvd., Suite 307, Pasadena, CA  91101, pursuant to the Sub-Advisory Agreement with Arrow Investment Advisors, LLC, maintains all records required pursuant to such agreement with respect to the Arrow DWA Systematic RS Fund, Arrow DWA Balanced Fund and Arrow DWA Tactical Fund.

Rhoads Lucca Capital Partners, LP, located at 14911 Quorum Drive, Suite 380, Dallas Texas 75254, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Autopilot Managed Growth Fund.

Changing Parameters, LLC, located at 250 Oak Grove Avenue, Suite A, Menlo Park, California 94025, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Changing Parameters Fund.

The Pacific Financial Group, Inc., located at 10900 NE 8th Street, Suite 1523, Bellevue, WA 98004, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Pacific Financial Core Equity Fund, the Pacific Financial Explorer Fund, the Pacific Financial International Fund, the Pacific Financial Strategic Conservative Fund, the Pacific Financial Tactical Fund the Pacific Financial Alternative Strategies Fund, Pacific Financial Flexible Growth & Income Fund, Pacific Financial Balanced Fund, Pacific Financial Foundational Asset Allocation Fund, Pacific Financial Faith & Values Based Moderate Fund, Pacific Financial Faith & Values Based Conservative Fund and Pacific Financial Faith & Values Based Aggressive Fund.

Gratio Capital, Inc., located at 155 Water Street, Brooklyn, NY 11201 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Gratio Values Fund, GoalMine Fixed Income Fund and GoalMine Balanced Growth Fund.

Wright Fund Management, LLC, located at 3420 Ocean Park Boulevard, Santa Monica, CA  90405, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Sierra Core Retirement Fund and Sierra Strategic Income Fund.

Wintrust Asset Management Company, located at 222 South Riverside Plaza, 28th Floor, Chicago, Illinois 60606, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Wintrust Capital Disciplined Equity Fund, Wayne Hummer Real Estate 130/30 Fund and Wintrust Capital Small Cap Opportunity Fund.

Emerald Asset Advisors, LLC, located at 2843 Executive Park Drive, Weston, Florida 33331, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to EAS Alternatives Fund.

Kerns Capital Management, Inc., located at Galleria Financial Center, 5075 Westheimer Road, Suite 1177, Houston, Texas 77056, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the KCM Macro Trends Fund.

Equinox Fund Management, LLC, 1660 Lincoln Street, Suite 100, Denver, CO 80264, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the MutualHedge Funds.

Three G Financial, LLC, 5940 South Rainbow Boulevard, Las Vegas, Nevada 89118, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Generations Multi-Strategy Fund.

Wade Financial Group, 5500 Wayzata Blvd, STE 200, Minneapolis, MN 55416, pursuant to the Advisory Agreement with the Trust, maintains all records, required pursuant to such agreement with respect to the Wade Tactical L/S Fund.

SouthernSun Asset Management, LLC, 6000 Poplar Avenue, Suite 220, Memphis, Tennessee  38119, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the SouthernSun Small Cap Fund and SouthernSun U.S. Equity Fund.

Toews Corporation, Cornerstone Commerce Center, 1201 New Road, Suite 111, Linwood, NJ  08221, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Toews Hedged Emerging Markets Fund, Toews Hedged International Fund, Toews Hedged High Yield Fund, Toews Hedged Large-Cap Fund, Toews Hedged Small & Mid Cap Fund and Toews Hedged Commodities Fund.

Leader Capital Corp., 121 SW Morrison St., Suite 425, Portland, OR 97204, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Leader Short-Term Bond Fund and Leader Total Return Fund.

CMG Capital Management Group, LLC, 150 North Radnor-Chester Road, Suite A150, Radnor, PA 19087, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the CMG Absolute Return Strategies Fund and CMG Tactical Equity Strategy Fund.

Anchor Capital Management Group, LLC, 16140 Sand Canyon Avenue, Irvine, CA 92618, pursuant to the Sub-Advisory Agreement with CMG Capital Management Group, LLC, maintains all records required pursuant to such agreement with respect to the CMG Absolute Return Strategies Fund.

Traub Capital Management, LLC 97 Chapel Street 3rd Floor, Needham, MA 02492, pursuant to the Sub-Advisory Agreement with CMG Capital Management Group, LLC, maintains all records required pursuant to such agreement with respect to the CMG Absolute Return Strategies Fund. Also pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The FX Strategy Fund.

Bandon Capital Management, LLC, 818 SW 3rd Ave. #240, Portland OR 97204-2405, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Bandon Isolated Alpha Fixed Income Fund.

Scotia Partners, Ltd., 436 Ridge Road, Spring City, PA 19475, pursuant to the Sub-Advisory Agreement with CMG Capital Management Group, LLC, maintains all records required pursuant to such agreement with respect to the CMG Absolute Return Strategies Fund and CMG Tactical Equity Strategy Fund.

Sarasota Capital Partners, LLC, 460 South Tamiami Trail, Osprey, Florida 34229, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Currency Strategies Fund.

Summit Portfolio Advisors, LLC 12606 Julian Street, Broomfield, Colorado 80020, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Collar Fund.

Montebello Partners, LLC, 75 Montebello Road, Suffern, New York 10901, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the GMG Defensive Beta Fund.

Barclays Capital Fund Services, 745 Seventh Avenue, New York, NY 10021, pursuant to the Sub-Advisory Agreement with Montebello Partners, LLC, maintains all records required pursuant to such agreement with respect to the GMG Defensive Beta Fund.

BTS Asset Management, Inc. located at 420 Bedford Street, Suite 340, Lexington, MA  02420, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the BTS Bond Asset Allocation Fund.

Astor Asset Management, LLC located at 111 South Wacker Drive, Suite 3950, Chicago, IL 60606, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Astor Long/Short Fund, Astor Active Income ETF Fund and Astor Style Preferred Growth ETF Fund.

Rady Asset Management, LLC located at 1020 Prospect Street, Suite 312, La Jolla, CA 92037 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Rady Monthly High Income Fund, Rady Bear Fund, Rady Commodity Equity Fund, Rady Small Cap Value Fund, Rady Growth and Income Fund, Rady Tactical Long/Short Fund and Rady Multi-Strategy Alternative Fund.

Lacerte Capital Advisors, LLC located at 2811 McKinney Avenue, Suite 206, Dallas, TX 75204, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Guardian Fund.

Investment Partners Asset Management, Inc. located at 1 Highland Avenue, Metuchen, NJ 08840 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Investment Partners Opportunities Fund.

FocusPoint Solutions, Inc., 3395 SW Gardenview Ave, Portland, OR 97225, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Generations Multi-Strategy Fund.

Capstone Investment Financial Group, Inc., 615 N. Nevada Avenue, Colorado Springs, CO 80903, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the CIFG MaxBalancedSM Fund.

Dunn Warren Investment Advisors, LLC, 6143 S. Willow Drive, Suite 102, Greenwood Village, CO 80111, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the CIFG MaxBalancedSM Fund.

Mount Yale Asset Management, LLC, 1125 17th Street, Suite 1400, Denver, CO 80202, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Princeton Futures Strategy Fund.

6800 Capital, LLC, One Palmer Square, Suite 530, Princeton, NJ 08542, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Princeton Futures Strategy Fund.

Congress Asset Management Company, LLP, 2 Seaport Lane, Floor 5, Boston, MA 02210-2001, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Princeton Futures Strategy Fund.

Chadwick & D’Amato, LLC, 224 Main Street, PO Box 1978, New London, NH 03257, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Chadwick & D’Amato Fund.

13D Management, LLC, 200 East 61 Street, Suite 17C, New York, NY 10065, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the 13D Activist Fund.

Altegris Advisors, LLC, 1200 Prospect Street, Suite 400, La Jolla, CA 92037, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Altegris Managed Futures Strategy Fund, Altegris Macro Strategy Fund, Altegris Evolution Strategy Fund and Altegris Equity Long Short Fund.

W. E. Donoghue & Inc., 629 Washington Street, Norwood, MA 02062 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Power Income Fund.

Portfolio Strategies, Inc., 1724 W Union Avenue, Suite 200, Tacoma, WA 98405 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the PSI Market Neutral Fund, PSI Total Return Fund, PSI Strategic Growth Fund and PSI Tactical Growth Power Income Fund.

Avant Capital Management, LLC, 458 S. Tamiami Trail, Osprey, FL 34229, pursuant to the Investment Management Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Avant Gold Bullion Strategy Fund and Avant Gold Coin Strategy Fund.

Bishop Asset Management LLC, 20 Park Plaza, Suite 606, Boston, MA 02116, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Bishop Volatility Flex Fund.

CWC Advisors, LLC, 5800 SW Meadows Road, Suite 230, Lake Oswego, OR 97035, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the CWC Small Cap Aggressive Value Fund.

BBW Capital Advisors, 1743 Wazee Street, Suite 250, Denver, CO 80202, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the TransWestern Institutional Short Duration Government Bond Fund.

Loomis, Sayles & Company, L.P., One Financial Center, Boston, MA 02111, pursuant to the Sub- Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the TransWestern Institutional Short Duration Government Bond Fund.

7Twelve Advisors, LLC, 1720 West End Ave., Suite 540 Nashville, TN 37203 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the 7Twelve Balanced Fund.

Bandon Capital Management, LLC, 317 SW Alder Street, Suite 1110, Portland, OR 97204 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Bandon Isolated Alpha Fixed Income Fund.

Beech Hill Advisors, Inc, 880 third Ave., 16th Floor, New York, NY 10022 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Beech Hill Total Return Fund.

Clark Capital Management Group, Inc., 1650 Market Street, 53rd Floor, Philadelphia, Pennsylvania 19103 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Navigator Equity Hedged Fund.

Tatro Capital, LLC, 104 Richmond Ave., Nicholasville, KY 40356 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Tatro Capital Tactical Appreciation Fund.

Knollwood Investment Advisors, LLC, 626 W. Jackson Street, Chicago, IL 60661 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Grant Park Managed Futures Strategy Fund.

GPS Capital Management, LLC, 2410 Camino Ramon, Suite 128, San Ramon, CA 94583 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the GPS Multiple Strategy Fund.

Risk Paradigm Group, LLC, 5900 Southwest Parkway, Building 5, Suite 500, Austin, TX 78735 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Diversified Risk Parity Fund and RPG Emerging Market Premium Sector Rotation Fund.

Genesis Capital LLC, 7191 Wagner Way NW, Suite 302, Gig Harbor, WA 98335 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the SCA Absolute Return Fund and SCA Directional Fund.

Zeo Capital Advisors, LLC, 555 California Street, Suite 5180 San Francisco, CA 94104, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Zeo Strategic Income Fund.

Brinton Eaton Associates, Inc., One Giralda Farms, Suite 130, Madison, NJ 07940, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Giralda Fund.

Van Hulzen Asset Management, LLC, 950 Iron Point Road, Suite 290, Folsom, CA 95630, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Iron Horse Fund.

Mosaic Capital Management, LLC, 7535 Windsor Drive, Suite A205, Allentown PA, 18195, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Mosaic Managed Futures Strategy Fund.

Altrius Institutional Asset Management, LLC, 1323 Commerce Drive, New Bern, NC, 28562, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Altrius Small Cap Value Fund.

Ascendant Advisors, LLC, Four Oaks Place, 1330 Post Oak Blvd, Suite 1550, Houston, TX, 77056, pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Ascendant Balanced Fund, Ascendant Natural Resources Fund, Ascendant Natural Resources Master Fund, Ascendant MultiCap Equity Fund and the Patriot Fund.

Winch Advisory Services, LLC, 424 East Wisconsin Avenue, Appleton, WI 54911 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Ginkgo Multi-Strategy Fund.

Absolute Private Wealth Management LLC, 1001 West Loop South, Suite 811, Houston, TX 77027 pursuant to the Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Quantitative Managed Futures Strategy Fund.

Horizon Cash Management LLC, 325 W. Huron Street, Suite 808, Chicago, IL 60654 pursuant to the Sub-Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to Quantitative Managed Futures Strategy Fund.

J.P. Morgan Investment Management, Inc., 270 Park Avenue, New York, NY 10036, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Altegris Macro Strategy Fund.

Peregrine Capital Advisors, Inc., 311 West Monroe Street, Suite 1300, Chicago, IL 60606, pursuant to the Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Peregrine Gold Silver Alpha Strategy Fund.

Triex Financial Services, Inc., 10470 W. 163rd Place, Orland Park, IL 60467, pursuant to the Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Triex Long/Short Fund.

Doubleline Capital LP, 333 South Grand Avenue, Suite 1800, Los Angeles, CA 90071, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Altegris Futures Evolution Strategy Fund.

F-Squared Institutional Advisors, LLC, 2221 Washington Street, Suite 201, Newton, MA 02462, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the RPG Emerging Market Premium Sector Rotation Fund.

Preservation Trust Advisors, LLC, One Embarcadero Center, Suite 1140, San Francisco, CA 94111, pursuant to the Interim Investment Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to The Long-Short Fund.

Harvest Capital Strategies, LLC, 600 Montgomery Street, 20th Floor, San Francisco, CA 94111, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Altegris Equity Long Short Fund.

OMT Capital Management LLC, One Montgomery Street, Suite 3300, San Francisco, CA 94104, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Altegris Equity Long Short Fund.

Princeton Fund Advisors, LLC, 1125 17th Street, Suite 1400, Denver CO 80202, pursuant to the Co-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Eagle MLP Total Return Fund.

Eagle Global Advisors, LLC, 5847 San Felipe, Suite 930, Houston TX 77057, pursuant to the Co-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Eagle MLP Total Return Fund.

Sandalwood Securities, Inc. 101 Eisenhower Parkway, 3rd Floor, Roseland, NJ 07068, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Sandalwood Opportunity Fund.

RockView Management, LLC Metro Center, One Station Place, 7th Floor, Stamford , CT 06902, pursuant to the Sub-Advisory Agreement with the Trust, maintains all records required pursuant to such agreement with respect to the Altegris Fixed Income Long Short Fund.

ITEM 34.

MANAGEMENT SERVICES.

Not applicable.

ITEM 35.

UNDERTAKINGS. See Item 30 above, second paragraph.

One or more of the Registrant’s series may invest up to 25% of its respective total assets in a wholly-owned and controlled subsidiary (each a “Subsidiary” and collectively the “Subsidiaries”).  Each Subsidiary will operate under the supervision of the Registrant.  The Registrant hereby undertakes that the Subsidiaries will submit to inspection by the Securities and Exchange Commission.

Signatures

Pursuant to the requirements of the Securities Act of 1933, as amended, and Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and   has duly caused this Post-Effective Amendment No. 425 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized in the City of Hauppauge, State of New York on the 22th day of October, 2012.

NORTHERN LIGHTS FUND TRUST

(Registrant)

/s/ Andrew Rogers

By: Andrew Rogers,

President and Principal Executive Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Michael Miola*	Trustee & Chairman	October 22 , 2012
John V. Palancia*	Trustee	October 22 , 2012
Gary Lanzen*	Trustee	October 22 , 2012
Anthony Hertl*	Trustee	October 22 , 2012
Mark Taylor*	Trustee	October 22 , 2012
/s/ Andrew Rogers Andrew Rogers	President and Principal Executive Officer	October 22 , 2012
Kevin Wolf*	Treasurer and Principal Accounting Officer	October 22 , 2012

By:

Date:

/s/ James P. Ash, Esq.

October 22 , 2012

James Ash

*Attorney-in-Fact – Pursuant to Powers of Attorney previously filed on April 1, 2011 and January 9, 2012 to the Registrant’s Registration Statement in Post-Effective Amendment No. 234 and No. 346, which are hereby incorporated by reference.

EXHIBIT INDEX

Exhibit	Exhibit No.
Consent of Counsel	(i)(2)
Consent of Independent Auditor	(j)(1)